UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A

(Amendment No. 1)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-12.

DOCUMENT SECURITY SYSTEMS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies.

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

PRELIMINARY PROXY MATERIALS – SUBJECT TO COMPLETION

DOCUMENT SECURITY SYSTEMS, INC.

200 CANAL VIEW BOULEVARD, SUITE 104

ROCHESTER, NEW YORK 14623

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held July 27, 2020

To our Stockholders:

A special meeting of stockholders (the “Special Meeting”) of Document Security Systems, Inc., a New York corporation (the “Company” or “DSS” or “us” or “we” or “our”) will be held at 32731 Egypt Lane, Suite 602, Magnolia, Texas 77354, on Monday, July 27, 2020 at 9:00 a.m. local time for the following purpose:

(1)	To approve the issuance of shares of DSS Common Stock and Series A Preferred Stock in connection with the acquisition of Impact BioMedical Inc., pursuant to the Share Exchange Agreement, a copy of which is attached as Appendix A to the accompanying proxy statement.

(2)	To authorize an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1;

(3)	To ratify the approval by our Board of Directors of an amendment to our bylaws to allow for participation in stockholder meetings by means of virtual meeting technology; and

(4)	Transacting such other business as may properly come before the meeting or any adjournment thereof.

In this proxy statement, the term “Company” or “DSS” or “us” or “we” or “our” means Document Security Systems, Inc. and its direct and indirect subsidiaries, unless the context otherwise provides. The accompanying proxy statement sets forth additional information regarding the Special Meeting, and provides you with detailed information regarding the business to be considered at the Special Meeting. We encourage you to read the proxy statement carefully and in its entirety.

The close of business on June 18, 2020 has been fixed as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.

Your vote is very important, regardless of the number of shares you own. Whether or not you expect to attend the Special Meeting in person, please mark, sign, date and return the enclosed proxy as promptly as possible in the enclosed postage-prepaid envelope. If you attend the meeting you may vote in person, even if you returned a proxy. These proxy materials will be mailed on or about ________ to the stockholders of record on the Record Date.

By Order of the Board of Directors of Document Security Systems, Inc.

/s/ Heng Fai Ambrose Chan
Heng Fai Ambrose Chan
Chairman of the Board

WHETHER OR NOT YOU PLAN ON ATTENDING THE SPECIAL MEETING IN PERSON, PLEASE VOTE USING THE PROXY CARD AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED. THE DSS BOARD OF DIRECTORS HAS DETERMINED AND BELIEVES THAT EACH OF THE PROPOSALS OUTLINED ABOVE IS ADVISABLE TO, AND IN THE BEST INTERESTS OF, DSS AND ITS STOCKHOLDERS AND HAS APPROVED EACH SUCH PROPOSAL. THE DSS BOARD OF DIRECTORS RECOMMENDS THAT DSS STOCKHOLDERS VOTE “FOR” EACH SUCH PROPOSAL.

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DOCUMENT SECURITY SYSTEMS, INC.

200 CANAL VIEW BOULEVARD, SUITE 104

ROCHESTER, NEW YORK 14623

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

We are furnishing this proxy statement (the “Proxy Statement”) to the holders of our Common Stock, par value $0.02 per share (the “Common Stock”), in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of Document Security Systems, Inc. (together with its consolidated subsidiaries (unless the context otherwise requires), referred to herein as “Document Security Systems,” “DSS,” “we,” “us,” “our” or the “Company”) for use at a special meeting of stockholders (the “Special Meeting”) to be held at 32731 Egypt Lane, Suite 602, Magnolia, Texas 77354, on Monday, July 27, 2020 at 9:00 a.m. local time, and any adjournment thereof.

The Special Meeting of stockholders will be held for the following purposes:

1.	To approve the issuance of shares of DSS Common Stock and Series A Preferred Stock (in connection with the acquisition of Impact BioMedical Inc., a Nevada corporation (“Impact BioMedical”), pursuant to the Share Exchange Agreement, a copy of which is attached as Appendix A (the “Share Exchange Agreement”);

2.	To authorize an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1;

3.

To ratify the approval by our Board of Directors of an amendment to our bylaws to allow for participation in stockholder meetings by means of virtual meeting technology (the “Virtual Meeting Proposal”); and

4.	Transacting such other business as may properly come before the meeting or any adjournment thereof.

The acquisition outlined in Proposal 1 is structured so that Impact BioMedical will become a wholly-owned subsidiary of DSS BioHealth Security, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“DBHS”) in exchange for DSS Common Stock and Series A Preferred Stock (the “Share Exchange”). As of the date of this proxy statement, the Board is not aware of any other matters that will come before the Special Meeting. However, if any other matters properly come before the Special Meeting, the persons named as proxies will vote on them in accordance with their best judgment.

REVOCABILITY OF PROXY

Any stockholder executing a proxy that is solicited has the power to revoke it prior to the voting of the proxy. Revocation may be made by i) attending the Special Meeting and voting the shares of stock in person, ii) delivering to the Secretary of the Company at the principal office of the Company prior to the Special Meeting a written notice of revocation or a later-dated, properly executed proxy, iii) signing another proxy card with a later date and returning it before the polls close at the Special Meeting, or iv) voting again via the internet or by toll free telephone by following the instructions on the proxy card.

GENERAL INFORMATION ABOUT VOTING

Record Date

Only the holders of record of our Common Stock at the close of business on the record date, June 18, 2020 (the “Record Date”), are entitled to notice of and to vote at the meeting. On the Record Date, there were 2,110,778 shares of our Common Stock outstanding. Stockholders are entitled to one vote for each share of Common Stock held on the Record Date.

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Voting

When a proxy is properly executed and returned (and not subsequently properly revoked), the shares it represents will be voted in accordance with the directions indicated thereon, or, if no direction is indicated thereon, it will be voted:

(1)	FOR approval of the Share Exchange;

(2)	FOR an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1; and

(3)	FOR the ratification of the approval by our Board of Directors the Virtual Meeting Proposal.

Votes Required for Approval

The affirmative vote of a majority of the votes cast is required for all proposals at the Special Meeting.

Abstentions and Broker Non-Votes

Broker Non-Votes: If you hold your shares through a bank, broker or other nominee and do not provide voting instructions to that entity, it may vote your shares only on “routine” matters. For “non-routine” matters, the beneficial owner of such shares is required to provide instructions to the bank, broker or other nominee in order for them to be entitled to vote the shares held for the beneficial owner. Proposal 1 (approval of the Share Exchange) will be treated as a non-routine matter. If you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote for the approval of the Share Exchange, no votes will be cast on your behalf with respect to this proposal.

If you hold your shares in street name, it is critical that you cast your vote if you want it to count on all matters to be decided at the Special Meeting.

Broker non-votes are counted for purposes of determining whether or not a quorum exists for the transaction of business at the Special Meeting. Broker non-votes will not, however, be treated as votes cast and, therefore, will have no effect on the outcome of all proposals at this Special Meeting. As stated above, Proposals 2, 3 and 4 will be treated as routine matters, which means that brokers will be able to use their discretion to vote on behalf of the beneficial owner absent instructions from such owners. Therefore, no broker non-votes are expected to exist with respect to these proposals.

Abstentions: Abstentions will be counted for purposes of determining whether a quorum is present for the Special Meeting and will count as votes cast only in Proposal 1 (Share Exchange); for these items, an abstention has the practical effect of a vote against a proposal. For all other matters, abstentions do not count as votes cast, and therefore do not affect the vote outcome.

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You can contact our corporate headquarters, at (585) 325-3610, or send a letter to: Investor Relations, Document Security Systems, Inc., 200 Canal View Boulevard, Suite 104, Rochester, New York 14623, with any questions about proposals described in this Proxy Statement or how to execute your vote.

Mr. Frank D. Heuszel, the Company’s principal accountant for the current year and the fiscal year ended December 31, 2019, and his representative plan to participate the Special Meeting either in person or virtually via a video conference application. At the Special Meeting, Mr. Frank D. Heuszel plans to make a brief statement and will make himself available to respond to appropriate questions about all of the proposals listed on page 3 of this proxy statement.

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PROPOSAL 1— APPROVAL OF THE ISSUANCE OF SHARES OF DSS COMMON STOCK AND

SERIES A PREFERRED STOCK IN CONNECTION WITH THE ACQUISITION OF IMPACT

BIOMEDICAL, INC.

Structure of the Acquisition

On April 27, 2020, the Board of Directors of Company (the “Board”) approved and the Company entered into the Share Exchange Agreement with DSS BioHealth Security, Inc., a Nevada corporation and wholly owned subsidiary of the Company (“DBHS”), Singapore eDevelopment Limited, a Singapore corporation (“Singapore eDevelopment”) that is listed on the Singapore Exchange, and Global BioMedical Pte Ltd, a Singapore corporation and wholly owned subsidiary of Singapore eDevelopment (“Global BioMedical”). Pursuant to the Share Exchange Agreement and upon an affirmative vote for this Proposal, DBHS will acquire of all of the outstanding capital stock (the “Impact Shares”) of Impact BioMedical Inc., a Nevada corporation and wholly owned subsidiary of Global BioMedical (“Impact”), in exchange for DSS Common Stock and Series A Preferred Stock, with Impact becoming a direct wholly owned subsidiary of the DBHS (the “Share Exchange”).

The aggregate consideration for the Impact Shares will be the following to be issued to Global BioMedical by DSS: (i) 483,334 newly issued shares of Common Stock of DSS, nominally valued at $3,132,000, or $6.48 per share; and (ii) 46,868 newly issued shares of a new series of perpetual Series A Convertible Preferred Stock of DSS (“Series A Preferred Stock”) with a stated value of $46,868,000, or $1,000 per share, for a total consideration valued at $50 million. The Series A Preferred Stock will have such terms, rights, obligations and preferences of the Series A Preferred Stock set forth in the Designation of Series A Convertible Preferred Stock of the Company (the “Certificate of Designations”), to be filed with the Secretary of State of the State of New York prior to the closing of the Share Exchange. A copy of the form of the Certificate of Designations is included in the proxy statement as Appendix [X]/ The terms of the Share Exchange Agreement and the Share Exchange were previously reported in the Form 8-K filed by the Company on March 13, 2020.

As previously reported, on May 7, 2020, following the date of the Share Exchange Agreement we effected a 30-1 reverse stock split. As a result, the number of Common Stock shares to be issued by DSS pursuant to the Share Exchange have been appropriately adjusted.

Designation of the Series A Preferred Stock

Under the Certificate of Designations, each share of Series A Preferred Stock will be convertible into shares of Common Stock of DSS, subject to a 19.9% beneficial ownership conversion limitation (“Beneficial Ownership Limitation”) based on the total issued outstanding shares of Common Stock of DSS beneficially owned by Global BioMedical. Holders of the Series A Preferred Stock will have no voting rights, except as required by applicable law or regulation, and no dividends will accrue or be payable on the Series A Preferred Stock. The holders of Series A Preferred Stock will be entitled to a liquidation preference at a liquidation value of $1,000 per share, and the Company will have the right to redeem all or any portion of the then outstanding shares of Series A Preferred Stock, pro rata among all holders, at a redemption price per share equal to such liquidation value per share.

In addition, under the Certificate of Designation, the Company will have the right to convert all or any portion of the then outstanding shares of Series A Preferred Stock, pro rata among all holders, into an aggregate number of shares of Common Stock as is determined by (i) multiplying the number of shares to be converted by the liquidation value per share, and then (ii) dividing the result by the applicable conversion price then in effect.

Company Overview

Document Security Systems, Inc. is a global company involved in the development and delivery of better products and technology to individuals and industry. We operate nine business lines through subsidiaries located around the globe.

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Of the nine business lines, four have historically been the core business lines of the Company:

1.	Premier Packaging Corporation (DSS Packaging and Printing Group) operates in the paper board folding carton, smart packaging and document security printing markets.

2.	Plastic Printing Professionals, Inc. (DSS Plastics Group) operates in the security printing and plastic ID systems market.

These two companies develop, manufacture and sell paper and plastic products designed to protect valuable information from counterfeit, unauthorized scanning, copying, and digital imaging, and to provide intelligent, interactive, augmented packaging for the consumer.

3.	DSS Digital Inc. (DSS Digital Group) researches, develops, markets and sells the Company’s digital products worldwide; their primary product is AuthentiGuard®, which is a brand authentication application that integrates the Company’s counterfeit deterrent technologies with proprietary digital data security-based solutions.

4.	DSS Technology Management, Inc. (DSS Technology Management) manages, licenses and acquires intellectual property, or IP, assets for the purpose of monetizing these assets through a variety of value-enhancing initiatives, including, but not limited to, investments in the development and commercialization of patented technologies, licensing, strategic partnerships and commercial litigation.

In addition to these four core business lines, in 2019 and early 2020 we established five new wholly owned subsidiaries:

1.	DSS Blockchain Security, Inc., intends to specialize in the development of blockchain security technologies for tracking and tracing solutions for supply chain logistics and cyber securities across global markets.

2.	Decentralized Sharing Systems, Inc., seeks to provide services to assist companies in the new business model of the peer-to-peer decentralized sharing marketplaces and direct marketing. Direct marketing or network marketing is designed to sell products or services directly to the public through independent distributors, rather than selling through the traditional retail market. Of the newly established business lines, Decentralized is the first to establish a material gross revenue stream and we anticipate revenue growth. As a result, we have added this business line to our segment reporting.

3.	DSS Securities, Inc., has been established to develop or to acquire assets in the securities trading or management arena, and to pursue two parallel streams of digital asset exchanges in multiple jurisdictions: (i) securitized token exchanges, focusing on digitized assets from different vertical industries; and (ii) utilities token exchanges, focusing on “blue-chip” utility tokens from solid businesses.

4.	DSS BioHealth Security, Inc., will seek to invest in or to acquire companies related to the biohealth and biomedical field, including businesses focused on the research to advance drug discovery and development for the prevention, inhibition, and treatment of neurological, oncological and immuno-related diseases. This new division will place special focus on open-air defense initiatives, which curb transmission of air-borne infectious diseases such as tuberculosis and influenza, among others.

5.	DSS Secure Living, Inc., intends to develop top of the line advanced technology for energy efficiency, high quality of life living environments and home security for everyone, for new construction and renovations of residential single and multifamily living facilities.

Aside from Decentralized Sharing Systems, Inc. the activities in these newly created subsidiaries have been minimal or in various start-up or organizational phases.

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Background of the Share Exchange

The DSS Board of Directors and management periodically, and in the ordinary course of business, review the Company’s results of operations, business strategy, growth plans and alternatives in the context of the current business and economic environment as well as ongoing developments in different industries. From time to time, the DSS Board of Directors and management have explored and evaluated potential acquisitions, business combinations and other strategic transactions designed to, among other things, expand the Company’s product and service offerings, diversify its businesses, increase its scale and enhance the company’s long-term value.

From April 2019 to May 2019, the Company’s Board of Directors began to evaluate the entry into new business lines, including the bio-medical sector. The Company’s management then began to review the operations and corporate details of Impact BioMedical, identifying potential benefits of a strategic transaction, given the industry, customers and complementary territories in which the two companies operated. The respective management teams of the Company and Singapore eDevelopment, also continued to engage in discussions from time to time regarding potential strategic opportunities, and regularly updated the members of their respective boards of directors on the status of these communications.

In the summer of 2019, the Company’s management established a Due Diligence Committee comprised of Frank D. Heuszel and two other independent members of the Board of Directors to conduct due diligence on Impact BioMedical, including an in person meeting with Impact BioMedical personnel in August 2019. In the following weeks, Company’s management began discussions with its legal counsel and auditors, as to the structure and implications of a proposed share exchange. After continued due diligence, in October 2019, the Company’s management tabled discussions and began placing priority on other acquisition targets.

In November 2019, we announced the Company’s new strategic business plan, which focuses on strengthening our organization, investing in our core lines of business, improving top line revenues and net margins, controlling costs and creating new long-term recurring revenue streams. One of the core elements of the strategic business plan includes implementing business diversification initiatives as described in more detail below.

Implementing Business Diversification Initiatives – We plan to both internally develop and to acquire profitable new businesses, which will in some cases be complimentary to our core businesses and addressable markets. In other instances, we intend to explore opportunities for expansion into new business lines in which we believe we can successfully compete, which are scalable, and which generate sustainable reoccurring revenue. Management has already taken steps toward this diversification by performing initial research and cost analysis into specific new business lines, and in 2019 we formed the five new subsidiaries as described in more detail above, in an effort to grow and expand our technologies and market reach, including DSS BioHealth Security, Inc., referred to in this proxy statement as DBHS.

DSS BioHealth Security, Inc. This business will be principally involved in the bio-medical sector, including investing in companies that hold bio-medical intellectual property and/or have, or are securing, strategic alliances, partnerships and distribution rights for bio-medical and security products, technologies or enterprises. This new division will focus on open-air defense initiatives that seek to curb transmission of airborne infectious diseases such as tuberculosis and influenza, among others, in open areas.

In December 2019, the Company received new terms for a potential share swap for the capital stock of Impact BioMedical, and the Company’s management began a second round of due diligence.

Consistent with the Company’s growth initiative, on March 12, 2020, the Company announced that the Board approved and Company had entered into a binding term sheet (the “Term Sheet”) to acquire Impact BioMedical, a company engaged in the development and marketing of biohealth security technologies, pursuant to which Impact BioMedical would become a wholly-owned subsidiary of DSS BioHealth Security, Inc. Pursuant to the Term Sheet, the proposed share exchange transaction was capped at a purchase price capped at $50 million, subject to completion of due diligence and an independent valuation.

On April 27, 2020, prior to the execution of the Share Exchange Agreement, Impact BioMedical’s ownership of a suite of antiviral and medical technologies was valued at $382 million through a required independent valuation that was completed by Destum Partners. Because the valuation was higher than the previously agreed value, the purchase price to be paid be the Company was capped at a value of $50 million.

On April 27, 2020, the Company issued a press release announcing the completion of the required independent valuation, allowing the Company to proceed with the Share Exchange Agreement. Following the press release, all the members of the Board voted to approve the Share Exchange transaction and authorize the execution of the Share Exchange Agreement and ancillary agreements, including this proxy statement to seek stockholder approval.

Contact Information of the Parties of the Share Exchange

Document Security Systems, Inc.

Address: 200 Canal View Blvd, Suite 300, Rochester, NY 14623

Telephone: (585) 325-3610

DSS BioHealth Security, Inc.

Address: 200 Canal View Blvd, Suite 300, Rochester, NY 14623

Telephone: (585) 325-3610

Singapore eDevelopment Limited

Address: 7 Temasek Boulevard #29-01B, Suntec Tower One, Singapore 038987

Global BioMedical Pte Ltd

Address: 7 Temasek Boulevard #29-01B, Suntec Tower One, Singapore 038987

Effects of the Share Exchange on DSS Common Stock

Each share of our Common Stock that is issued and outstanding at the effective time of the Share Exchange will remain issued and outstanding after the acquisition of Impact BioMedical. However, because additional shares of our Common Stock will be issued as a result of the Share Exchange, the aggregate equity interest of our current common stockholders will be diluted from 100% of our issued and outstanding Common Stock prior to the Share Exchange to approximately 81% of our issued and outstanding Common Stock immediately after the completion of the Share Exchange. Furthermore, any conversion by Global BioMedical of the Series A Preferred Stock for shares of Common Stock, will also have the effect of diluting the equity interest of our current common stockholders. However, as discussed above, any such conversion by Global Biomedical is subject to the Beneficial Ownership Limitation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of Shares of Series A Preferred Stock then outstanding will be entitled to be paid out of the assets of the Company available for distribution to its stockholders, before any payment will be made to holders of our Common Stock.

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Recommendations of our Board of Directors to our stockholders

Our Board has determined that the acquisition of Impact BioMedical is in the best interests of our stockholders, and recommends that you vote FOR the approval of the issuance of shares of our Common Stock and the Series A Preferred Stock for such purpose and FOR adjournment of the meeting if necessary to solicit additional proxies.

United States federal income tax considerations

The Share Exchange is intended to qualify as a tax-free exchange under Section 351 of the Internal Revenue Code for United States federal income tax purposes. Our current stockholders will not recognize any gain or loss for federal income tax purposes as a result of the Share Exchange. Such tax treatment is not a condition to completion of the Share Exchange.

In the event that the Company issues a dividend to its shareholders of shares of Impact BioMedical (the “Bonus Shares”), the U.S. federal income tax treatment of such issuance of the Bonus Shares to our shareholders is unclear at this stage. Accordingly, stockholders are encouraged to consult their own tax advisors as to the specific U.S. federal, state and local, and non-U.S. tax consequences to them of a possible distribution of the Bonus Shares. For more information, see the section titled “Anticipated Dividend of Impact BioMedical Shares” below.

Regulatory Approvals

We do not believe the Share Exchange to be subject to the reporting and waiting provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 which prevents transactions meeting certain size tests, and not otherwise exempt, from being completed until required information and materials are furnished to the Antitrust Division of the U. S. Department of Justice (“DOJ”) and the Federal Trade Commission (“FTC”) and the related waiting period expires or is terminated early. Accordingly, no filings have been made or are presently contemplated with the DOJ and FTC in relation to the Share Exchange. In addition, we do not believe that the Share Exchange to be subject to the review of the Committee on Foreign Investment in the United States (the “CFIUS”), an inter-agency committee that reviews the national security implications of foreign investments in U.S. companies or operations. Furthermore, we are not aware of any federal or state regulatory requirements that the Share Exchange must comply with or any regulatory approval that we must obtain, in connection with or prior to the consummation of the Share Exchange, other than the review of the Securities and Exchange Commission (the “SEC”) and NYSE MKT.

Completion of the acquisition of Impact

The closing of the purchase and sale of the Impact Shares contemplated under the Share Exchange Agreement is subject to a number of customary and other conditions, including both the Company and Singapore eDevelopment having obtained approvals from their respective shareholders, Singapore eDevelopment having obtained requisite approval from the Singapore Exchange, and receipt by DSS of audited financial statements of Impact BioMedical, which are included in this proxy statement soliciting the vote of our stockholders.

The Share Exchange Agreement contains customary representations, warranties and covenants of the parties as well as certain indemnification provisions.

Where the law permits, a party to the Share Exchange Agreement could elect to waive one or more conditions required to complete the Share Exchange. We cannot be certain when (or if) the conditions to the Share Exchange will be satisfied or waived or that the Share Exchange will be completed.

If the required approvals are received at the Special Meeting we anticipate that the Share Exchange will occur shortly following the Special Meeting. However, we cannot assure you when or if the Share Exchange will occur.

Interests of certain persons in the Share Exchange

In considering the recommendation of the Board of Directors of the Company with respect to issuing shares of DSS Common Stock and Series A Preferred Stock pursuant to acquire Impact and the other matters to be acted upon at the Special Meeting, our Stockholders should be aware that our Chairman of the Board has interests in the Share Exchange that may be different from, or in addition to, the interests of DSS stockholders generally.

Mr. Chan is the Chief Executive Officer and largest shareholder of Singapore eDevelopment, as well as the Chairman of the Board and largest shareholder of the Company.

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Mr. Chan also beneficially owns shares of DSS Common Stock which have approximately [  ]% of the voting rights of DSS stockholders as of the Record Date of the Special Meeting. Mr. Chan will beneficially own shares of DSS Common Stock equal to [  ] to the total shares of DSS Common Stock to be issued to the owners of Impact BioMedical in the Share Exchange. Upon completion of the Share Exchange, Mr. Chan will beneficially own approximately [  ]% of the total outstanding shares of DSS Common Stock.

Due to the related-party nature of the transaction, the Audit Committee discussed and evaluated Mr. Chan’s financial interest and material facts as Executive Chairman of Singapore eDevelopment, and subsequently approved, and recommended the Board approve, the Share Exchange Agreement and the transactions contemplated thereby.

Anticipated Dividend of Impact BioMedical Shares

The Company’s long-term plans include seeking to take Impact BioMedial public after the share exchange in an initial public offering (“IPO”). Prior to doing so, and in concert with this public offering, the Company anticipates a proposed dividend of Impact BioMedical shares to its shareholders, whereby for every one DSS share of Common Stock held, the shareholder would be entitled to a bonus of four Impact Shares, or as already referenced, the Bonus shares. The planned Bonus shared dividend would be divided into two tranches; the shareholders of record of a date to be determined but prior to initial public offering would be eligible for two shares for every share of DSS which they hold, and a second dividend of an additional two shares of Impact BioMedical if they were the shareholders of record on the second shareholder of record date of the IPO date of Impact BioMedical. The issuance of the Bonus shares would occur after the registration and the IPO of Impact BioMedical’s shares. While this statement represents the current intentions of DSS management and of its Board, there can be no assurance, however, that Impact BioMedical will be taken public and/or that any such Bonus Share distribution will occur.

Costs associated with the Share Exchange

We estimate that fees and expenses related to the Share Exchange, consisting of fees and expenses of our financial advisor, attorneys, and accountants, proxy statement printing and distribution and related charges, the “SEC and NYSE American filing fees, will total approximately $[____], whether or not the Share Exchange is completed.

Appraisal rights

Holders of our Common Stock will not have appraisal or dissenters’ rights in connection with the acquisition of Impact or the other proposals to be considered at the Special Meeting.

Board of directors and executive officers after the Share Exchange

There will be no change in the Company’s Board of Directors as a result of the completion of the Share Exchange.

Summary of risks associated with the Share Exchange

There are risks and uncertainties that we face in connection with the proposed acquisition of Impact. Among the risks are the following:

●	The issuance of our Common Stock in the Share Exchange will reduce the ownership interests and voting power of our current common stockholders. The current owners of Impact BioMedical will acquire, in the aggregate, approximately [_]% of our Common Stock which will be outstanding upon completion of the Share Exchange. Upon completion of the Share Exchange, our Chairman of the Board Chan Heng Fai Ambrose will have beneficial ownership of shares of our Common Stock which will represent approximately [_]% of our Common Stock to be outstanding.

●	Failure to complete the Share Exchange could negatively impact our stock price.

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These are just some of the risks we face in connection with the proposed Share Exchange. For a more complete discussion of these and other risks related to the acquisition and the combined company; see the section entitled “Certain Risks Associated with the Share Exchange” and “About Impact BioMedical” below.

CERTAIN RISKS ASSOCIATED WITH THE SHARE EXCHANGE

In deciding whether to approve the issuance of Common Stock and Series A Preferred Stock to acquire Impact BioMedical in the Share Exchange and the other proposals related to the Share Exchange transaction, you should carefully consider the following risks. You should also review and consider the various risks and uncertainties related to our business which we have identified and discussed in our Registration Statement on Form S-1 filed with the SEC on May 21, 2020. If any of these risks actually occur, our business, financial condition or results of operations could be seriously harmed. In that event, the market price for our Common Stock could decline and you may lose all or part of your investment.

Risks related to the Share Exchange transaction

You will incur immediate ownership dilution.

In connection with the Share Exchange, the owners of Impact BioMedical will receive shares of our Common Stock which will represent approximately 19% of our Common Stock which will be outstanding upon completion of the Share Exchange. Accordingly, the percentage of ownership which your Common Stock holdings represents prior to the Share Exchange will be diluted due to the issuance of our Common Stock in the Share Exchange. This exchange ratio is not adjustable based on the market price of our Common Stock.

You may not realize a benefit from the Share Exchange commensurate with the ownership dilution you will experience in connection with the Share Exchange.

If DSS does not realize strategic and financial benefits related to the acquisition of Impact BioMedical, DSS stockholders will have experienced dilution of their ownership interests in DSS without receiving any commensurate benefit, or only partial benefits from the Share Exchange.

The market price of our Common Stock following the Share Exchange may decline as a result of the acquisition of Impact BioMedical and its subsidiaries.

The market price of DSS Common Stock may decline as a result of the Share Exchange for a number of reasons if:

●	investors react negatively to the prospects of the combined company’s business and prospects after the Share Exchange;

●	the effect of the Share Exchange on the combined company’s business and prospects is not consistent with the expectations of investors; or

●	the combined company does not achieve the perceived benefits of the Share Exchange as rapidly or to the extent anticipated by investors.

Failure to complete the Share Exchange or delays in completing the Share Exchange could negatively impact our stock price, financial condition, future business and operations.

If the Share Exchange is not completed for any reason, we may be subject to a number of material risks, including the following:

●	we will not realize the benefits expected from the Share Exchange;

●	the price of our Common Stock may decline to the extent that the current market price of our Common Stock reflects a market assumption that the Share Exchange will be completed;

●	if the non-completion of the Share Exchange were due to a breach by DSS of the Share Exchange Agreement we could be responsible for reimbursing the expenses incurred by the Impact BioMedical owners which would further deplete our working capital.

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Compliance with securities laws.

The Common Stock which will be issued in connection with the Share Exchange is being offered without registration under the Securities Act of 1933 pursuant to rules governing limited offers and sales without registration pursuant to the exemption available for sales without registration under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D. If we should fail to comply with each and every one of the requirements of the available exemptions from registration, the investors may have the right to rescind their acquisition of such shares in connection with the Share Exchange.

The following description of the material information about the Share Exchange, including the summary of the material terms and provisions of the Share Exchange Agreement, is qualified in its entirety by reference to the more detailed appendices to this Proxy Statement. We urge you to read all of the appendices to this Proxy Statement in their entirety.

The Share Exchange Agreement has been included as Appendix A to provide you with information regarding its terms. It is not intended to provide any other factual information about us. Such information can be found elsewhere in this Proxy Statement and in the other public filings we make with the SEC, which are available without charge at www.sec.gov.

ABOUT IMPACT BIOMEDICAL AND ITS SUBSIDIARIES

Business Overview

Impact BioMedical leverages on its scientific know-how and intellectual property rights to provide solutions that have been plaguing the biomedical field for decades. Together with scientific partners, Impact BioMedical aims to drive mission-oriented research to advance drug discovery and development for the prevention, inhibition, and treatment of neurological, oncology and immuno-related diseases.

Impact BioMedical’s research and development efforts are headed by Mr. Daryl Thompson in his capacity as Director of Scientific Initiatives in Global BioLife Inc. (“Global BioLife”). Mr. Thompson has initiated research regarding universal therapeutics as part of an attempt to help cure some of the world’s deadliest diseases.

Impact BioMedical has two wholly owned subsidiaries and six partially owned subsidiaries. It is the single largest and controlling shareholder of Global BioLife, with an effective ownership of 63.64%. The other shareholders of Global BioLife include Holista CollTech Limited (“Holista CollTech”) (the majority shareholder of Singapore eDevelopment is also a significant shareholder in Holista CollTech) and an entity formed by the chief scientist overseeing Global BioLife’s projects.

Global BioLife has biomedical intellectual property, including intellectual property assigned to it by one of its shareholders. Global BioLife is a company devoted to research in four main areas: (i) the “Linebacker” project, which aims to develop a universal therapeutic drug platform; (ii) a new sugar substitute called “Laetose,”; (iii) a multi-use fragrance called “3F” (Functional Fragrance Formulation); and (iv) Equivir/Nemovir, a blend of natural polyphenols designed as an antimicrobial medication.

Linebacker

“Linebacker,” has demonstrated promising results in treating a range of diseases including neurological, anti-microbial, anti-viral and oncology diseases. Unlike the traditional approach to treat individual diseases with specific drugs, the Linebacker platform seeks to offer a breakthrough therapeutic option for multiple diseases. Linebacker is designed to work by inhibiting a cascade of inflammatory responses responsible for many diseases. Its design is in direct contrast to the traditional approach of targeting individual diseases with specific drugs. Charles River Laboratories International, Inc., an independent company that provides services to help pharmaceutical and biotechnology companies, government agencies and leading academic institutions around the globe, has performed the studies needed for Global BioLife Linebacker research and drug development efforts.

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Laetose

Impact BioMedical has also developed a low-calorie, low glycemic level, natural modified sugar through Global BioLife. The product, “Laetose,” is a functional sugar with a calorie count 30% to 50% lower than regular sugar. Laetose is designed to possess low glycemic properties and mitigate inflammation. This product is at the commercialization stage. The company is presently seeking to license Laetose. Global BioLife established a joint venture, Sweet Sense, Inc. (“Sweet Sense”), with Quality Ingredients, LLC for the development, manufacture, and global distribution of the new sugar substitute. On November 8, 2019, the Company purchased 50% of Sweet Sense Inc. from Quality Ingredients, LLC for $91,000. Sweet Sense is now an 81.8% owned subsidiary of the Impact BioMedical.

Functional Fragrance Formulation (“3F”)

Through Global BioLife, Singapore eDevelopment has established a collaboration with U.S.-based Chemia Corporation to develop specialized fragrances to counter mosquito-borne diseases such as Zika and Dengue, among other medical applications. The 3F mosquito fragrance product, which is made from specialized oils sourced from botanicals that mosquitos avoid, has shown promising results in repelling mosquitos in laboratory testing. Global BioLife is seeking to commercialize this product. Together with Chemia, Impact BioMedical is attempting to license 3F. Any potential profits from the 3F project will be split between Global BioLife and Chemia pursuant to the terms of the Royalty Agreement, dated as of August 15, 2018, by and between Global BioLife and Chemia Corporation, and the Addendum thereto, dated as of November 27, 2018 and Amendment No. 1 to Royalty Agreement, dated as of November 8, 2019.

Equivir

Equivir was created for use in biological emergencies. Equivir is a patented medication, and our research has indicated that it has broad antiviral efficacy against multiple types of infectious disease. The ability of Equivir to inhibit viruses makes it a promising candidate.

Global BioLife and Sweet Sense have engaged a consulting firm in the biopharmaceutical and life sciences industry, to assist in our goal of licensing each of Linebacker, Laetose, 3F and Equivir/Nemovir.

Property

Impact BioMedical does not have offices, and at the present time, office space is provided to the Impact BioMedical by an affiliate of Singapore eDevelopment at no cost.

Commercialization Business Strategies

The business model of Impact BioMedical revolves mainly around two approaches – Licensing and Sales Distribution.

1. Licensing

The licensing strategy envisions that Impact BioMedical’s subsidiaries would develop valuable and unique patented technologies which would then be licensed to pharmaceutical companies or venture capitalists in exchange for an agreed payment (consisting of a fee or royalty). Impact BioMedical believes that interest in licensing certain projects may rise over time as validating data becomes available.

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2. Sales Distribution

Certain affiliates of Impact BioMedical have relationships with developing global distribution networks. Impact BioMedical currently intends to engage in private labelling to go into production of products for sales generation. Impact BioMedical plans to expand its geographical presence globally and intends to launch more products to add on over time. In addition, the company intends to launch a new retail e-commerce site in 2020 to allow Impact BioMedical to take orders and deliver products.

Employees

Impact BioMedical has no employees; certain services are provided to Impact BioMedical and its subsidiaries by the employees of Impact BioMedical’s ownership, including employees of affiliates of Singapore eDevelopment. Services are provided to Global BioLife and its subsidiaries by GRDG Sciences, LLC pursuant to the Stockholders’ Agreement, dated as of April 26, 2017 among Global BioLife, Global BioMedical, Inc., Holista CollTech and GRDG Sciences, LLC (as amended). At the present time, Global BioLife pays GRDG Sciences, LLC $23,319 per month for services provided by GRDG Sciences, LLC.

Future Product Research Pipeline

In addition to the Impact BioMedical’s major projects, the company has several other early stage research projects that Impact BioMedical believes have potential for further research and development.

Duotics

Duotics is a new class of compounds that has the potential to treat infectious diseases caused by viruses, bacteria, and parasites, and defeat Anti-Microbial Resistance. GRDG has used its proprietary methods in molecular mapping and disease modeling to develop strategies intended to not only inhibit resistant microbes that cause infectious diseases, but to also prevent future resistance to treatment. Duotics harness the strategies used by nature to prevent and inhibit infections by stopping the survival and growth of disease. This project envisions leveraging top research institutions in the world, including Biosafety Level 3 and 4 testing facilities, to scientifically prove the effectiveness of this new class of compounds. If successful, this technology has the potential to integrate well into existing health programs.

Migraine Medical Food

GRDG has developed a technology with the potential to be deployed as a medical food or an Over the Counter (OTC) medication to treat and possibly prevent migraines. Using the proprietary methods of identifying neurological pathways and known remedies, the solution could be both effective, and unlike current migraine medication, free from adverse side effects. GRDG intends to leverage its network of connections with world-class laboratories to formulate, validate and test the medication for effectiveness in animals and humans.

Cannabinoid Research

GRDG intends to work in collaboration with research institutions to enhance a cannabinoid extract for the treatment of cancers and cancer-associated pain. GRDG will look to use the expertise of collaborating research institutions to synthesize, test and validate the compounds. The result of this one-year program will be looking at two therapeutic drugs that have been evaluated for in-vitro efficacy against Pancreatic, Lung, Breast, and Prostate Cancer; in-vivo efficacy against Pancreatic Cancer in an animal model; in-vivo efficacy against Pancreatic Cancer-induced pain in an animal model; and in-vivo Pharmacokinetic and toxicity in animals to include vital organ and blood plasma concentrations after administration, major cytokine activity, renal function, blood chemistry/hematology, cellular morphology, Mitotic index, and Maximum Tolerated Dose. These tests, conducted in rats, will attempt to determine how much of the drugs can be administered safely, the effects of the drugs on metabolism and organs, and their effective doses for the respective purposes.

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Competition

The biohealth business is highly competitive. Existing and future competitors may introduce products and services in the same markets we serve, and competing products or services may have better performance, lower prices, better functionality and broader acceptance than our products. This competition could result in increased sales and marketing expenses, thereby materially reducing our operating margins, and could harm our ability to increase, or cause us to lose, market share.

Most, if not all, of our current and potential competitors may have significantly greater resources or better competitive positions in certain product segments, geographic regions or user demographics than we do. These factors may allow our competitors to respond more effectively than us to new or emerging technologies and changes in market conditions.

Impact BioMedical’s competitors may develop products, features or services that are similar to its own or that achieve greater acceptance, may undertake more far-reaching and successful product development efforts or marketing campaigns, or may adopt more aggressive pricing policies. Certain competitors could use strong or dominant positions in one or more markets to gain competitive advantage against Impact BioMedical in its target market or markets. As a result, Impact BioMedical’s competitors may acquire and engage customers or generate revenue at the expense of our own efforts.

Regulation of the Biohealth Business

In the United States, the drug, device and cosmetic industries have long been subject to regulation by various federal and state agencies, primarily as to product safety, efficacy, manufacturing, advertising, labeling and safety reporting. The U.S. Food and Drug Administration, or FDA, has broad regulatory powers. Extensive testing and documentation is required for FDA approval of new drugs and devices, increasing the expense of product introduction. Significant expenses are also evident in major markets outside of the United States.

The costs of human health care have been and continue to be a subject of study, investigation and regulation by governmental agencies and legislative bodies around the world. In the United States, attention has been focused on drug prices and profits and programs that encourage doctors to write prescriptions for particular drugs, or to recommend, use or purchase particular medical devices. The regulatory agencies under whose purview Impact BioMedical may operate in the future have administrative powers that may subject partners to whom Impact BioMedical licenses products to actions such as product withdrawals, recalls, seizure of products and other civil and criminal sanctions.

In addition, business practices in the health care industry have come under increased scrutiny, particularly in the United States, by government agencies and state attorneys general, and resulting investigations and prosecutions carry the risk of significant civil and criminal penalties.

Partners to whom we license products in the future may need to rely on global supply chains, and production and distribution processes, that are complex, subject to increasing regulatory requirements, and may be faced with unexpected changes that may affect sourcing, supply and pricing of materials used in products which we have or will develop. These processes also are subject to lengthy regulatory approvals.

Risk Factors related to Impact BioMedical’s Business Operations

If we do not adequately protect Impact BioMedical’s intellectual property rights, its operations may be materially harmed.

Impact BioMedical relies on and expect to continue to rely on agreements with parties with whom we have relationships, as well as patent, trademark and trade secret protection laws, to protect our intellectual property and proprietary rights. We cannot assure you that we can adequately protect its intellectual property or successfully prosecute potential infringement of its intellectual property rights. Also, we cannot assure you that others will not assert rights in, or ownership of, trademarks and other proprietary rights of Impact BioMedical or that we will be able to successfully resolve these types of conflicts to our satisfaction. Impact BioMedical’s failure to protect its intellectual property rights may result in a loss in potential revenue and could materially harm our operations and financial condition.

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New legislation, regulations or rules related to obtaining patents or enforcing patents could significantly increase our operating costs and decrease any potential revenue we might otherwise make.

Impact BioMedical spends a significant amount of resources on its [?] patent assets. If new legislation, regulations or rules are implemented either by Congress, the U.S. Patent and Trademark Office (the “USPTO”) or the courts that impact the patent application process, the patent enforcement process or the rights of patent holders, these changes could negatively affect its expenses, potential revenue and could negatively impact the value of its assets.

Safety and effectiveness concerns can have significant negative impacts on sales and results of operations, lead to litigation and cause reputational damage.

Concerns about product safety, whether raised internally or by litigants, regulators or consumer advocates, and whether or not based on scientific evidence, can result in safety alerts, product recalls, governmental investigations, regulatory action on the part of the FDA (or its counterpart in other countries), private claims and lawsuits, payment of fines and settlements, declining sales and reputational damage. These circumstances can also result in damage to brand image, brand equity and consumer trust in products. Product recalls could in the future prompt government investigations and inspections, the shutdown of manufacturing facilities, continued product shortages and related sales declines, significant remediation costs, reputational damage, possible civil penalties and criminal prosecution.

Significant challenges or delays in our innovation and development of new products, technologies and indications could have an adverse impact on our long-term success.

Impact BioMedical’s continued growth and success depend on our ability to innovate and develop new and differentiated products and services that address the evolving health care needs of patients, providers and consumers. Development of successful products and technologies may also be necessary to offset revenue losses should our products lose market share due to various factors such as competition and loss of patent exclusivity. We cannot be certain when or whether Impact BioMedical will be able to develop, license or otherwise acquire companies, products and technologies, whether particular product candidates will be granted regulatory approval, and, if approved, whether the products will be commercially successful. Impact BioMedical pursues product development through internal research and development as well as through collaborations, acquisitions, joint ventures and licensing or other arrangements with third parties. In all of these contexts, developing new products, particularly biotechnology products, requires a significant commitment of resources over many years. Only a very few biopharmaceutical research and development programs result in commercially viable products. The process depends on many factors, including the ability to discern patients’ and healthcare providers’ future needs; develop new compounds, strategies and technologies; achieve successful clinical trial results; secure effective intellectual property protection; obtain regulatory approvals on a timely basis; and, if and when they reach the market, successfully differentiate its products from competing products and approaches to treatment. New products or enhancements to existing products may not be accepted quickly or significantly in the marketplace for healthcare providers, and there may be uncertainty over third-party reimbursement. Even following initial regulatory approval, the success of a product can be adversely impacted by safety and efficacy findings in larger patient populations, as well as market entry of competitive products.

Management’s Discussion and Analysis of Financial Condition and Results of Operations.

The following discussion should be read in conjunction with Impact BioMedical’s audited financial statements and the related notes. The following discussion contains forward-looking statements that reflect its plans, estimates and beliefs. Impact BioMedical’s actual results could differ materially from those discussed in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to those discussed below.

Throughout this Management’s Discussion and Analysis of Financial Condition and Results of Operations section, and only in this section, the terms the “Company,” “we,” “us” and “our” refer to Impact BioMedical Inc. and its subsidiaries and “our board of directors” refers to the board of directors of Impact BioMedical Inc.

Our Company’s audited financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

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Introduction

Currently, we are a holding company operating mainly through our majority owned subsidiary, Global BioLife, Inc., which was incorporated on April 14, 2017. The Company is committed to both funding research and developing intellectual property portfolio. We currently focus on research in three main areas: (i) development of a universal therapeutic drug platform; (ii) a new sugar substitute; and (iii) a multi-use fragrance.

Limited Operating History

There is no historical financial information about us upon which to base an evaluation of our performance. As of the date of this report, we have not generated any revenues from operations. We cannot guarantee we will be successful in our business operations. Our business is subject to risks inherent in the establishment of a new business enterprise, including limited capital resources, possible delays our research, testing and marketing efforts or wider economic downturns.

Cash Requirements and Future Financing

The Company has not earned any revenue since the inception. Our only source of funding has been from the proceeds from our shareholders.

We anticipate continuing to relay on our shareholders’ funding until the Company license any of its products, starts selling or in other way starts earning revenue.

We presently do not have any arrangements for additional financing for the expansion of our exploration operations, and no potential lines of credit or sources of financing are currently available for the purpose of proceeding with our plan of operations.

Results of Operations

Summary of Statement of Operations for the Three Months Ended March 31, 2020 and 2019

	Year Ended
	March 31, 2020	March 31, 2019

Revenue	$-	$-
General and Administrative Expenses	$125,470	$112,743
Other Expenses	$107	$3,282
Net Loss	$(125,577)	$(116,024)

Revenue

The Company did not earn any revenue in the three months ended March 31, 2020 and 2019. Most of our products are still under development, in trial or marketing stage.

Operating Expenses

The general and administrative expenses increased from $112,743 for the period ended March 31, 2019 to $125,470 for the period ended March 31, 2020 due to the increase in professional fees. Increase in legal fees was caused by expanding our patents application portfolio.

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Loss on investment in equity securities.

The loss on investment in equity securities was $3,206 for the three months ended March 31, 2019 as compared to $0 for the three months ended March 31, 2020. In November, 2019, the Company bought 50% of Sweet Sense Inc. and consequently became majority owner of this entity. Sweet Sense is now consolidated into Company’s consolidated financial statements.

Net Loss

After a net loss of $116,024 for the period ended March 31, 2019, we had a net loss of $125,577 for the period ended on March 31, 2020, after increased operating expenses.

Liquidity and Capital Resources

Without earning any revenue, the Company is temporarily funded by its majority stockholder. The funds are contributed based on the approved budget and occasionally additional funds are available after Board of Director’s approval.

Working Capital

	Year Ended
	March 31, 2020	December 31, 2019

Current Assets	$153.434	$139,431
Current Liabilities	$26,601	$7,021
Working Capital	$126,833	$132,410

Our current assets were $139,431 and current liabilities were $7,021 on December 31, 2019, compared to current assets of $153,434 and current liabilities of $26,601 on March 31, 2020. On December 31, 2019, our current assets consisted mainly of cash in the amount of $108,731, compared to cash of $130,115 as of March 31, 2020.

Summary of Statement of Operations for the Year Ended December 31, 2019 and 2018

	Year Ended
	December 31, 2019	December 31, 2018

Revenue	$-	$-
General and Administrative Expenses	$523,161	$1,054,587
Other Expenses	$130,859	$50,371
Net Loss	$(654,020)	$(1,104,958)

Revenue

The Company did not earn any revenue in years ended December 31, 2019 and 2018.

Operating Expenses

The general and administrative expenses decreased from $1,054,587 for the period ended December 31, 2018 to $523,161 for the period ended December 31, 2019 due to significant decrease in research and development expenses and professional fees.

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Loss on investment in equity securities.

The loss on investment in equity securities was $49,688 for the year ended December 31, 2018 as compared to $40,314 for the year ended December 31, 2019. In November, 2019, the Company bought 50% of Sweet Sense Inc. and consequently became majority owner of this entity. The Company recorded also $90,001 loss on this acquisition on December 31, 2019. Sweet Sense is now consolidated into Company’s consolidated financial statements.

Net Loss

After a net loss of $1,104,958 for the period ended December 31, 2018, we had a net loss of $654,020 for the period ended on December 31, 2019, after reduced operating expenses and recoded loss from subsidiary acquisition.

Liquidity and Capital Resources

Working Capital

	Year Ended
	December 31, 2019	December 31, 2018

Current Assets	$139.431	$63,448
Current Liabilities	$7,021	$77,018
Working Capital (deficit)	$132,410	$(13,570)

Our current assets were $139,431 and current liabilities were $7,021 on December 31, 2019, compared to current assets of $63,448 and current liabilities of $77,018 on December 31, 2018. On December 31, 2019, our current assets consisted mainly of cash in the amount of $108,731, compared to cash of $35,375 as of December 31, 2018.

Summary of Cash Flows for the Three Months ended March 31, 2020 and 2019

	Three months Ended March 31,
	2020	2019

Net Cash Used in Operating Activities	$(98,616)	$(163,145)
Net Cash Provided by Financing Activities	$120,000	$200,000
Net Increase in Cash	$21,384	$36,855
Cash at beginning of the year	$108,731	$35,375
Cash at end of the year	$130,115	$72,230

Cash Flows from Operating Activities

During three months ended March 31, 2020, cash used in operating activities was $98,616 compared to $163,145 cash used during three months ended on March 31, 2019. The net loss in both years contributed to majority of cash used.

Cash Flows from Financing Activities

Cash flows provided by financing activities consist of proceeds provided by our shareholders during the three months ended March 31, 2020 and 2019.

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Summary of Cash Flows for the Years ended December 31, 2019 and 2018

	Years Ended December 31,
	2019	2018

Net Cash Used in Operating Activities	$(612,802)	$(1,098,849)
Net Cash Used in Investing Activities	$(113,842)	$(55,000)
Net Cash Provided by Financing Activities	$800,000	$986,064
Net Increase (Decrease) in Cash	$73,356	$(167,785)
Cash at beginning of the year	$35,375	$178,160
Cash at end of the year	$108,731	$10,375
Non-Cash investments	$-	$25,000

Cash Flows from Operating Activities

The Company did not generate positive operating cash flows in years ended 2019 and 2018. In 2019, cash used in operating activities was $612,802 compared with 2018, in which the cash we used was $1,098,849. The net loss in both years contributed to majority of cash used. With the completion of most research in our Linebacker platform in 2018, only few additional research were required and addition of new projects contributed to cash used in operating activities in 2019.

Cash Flows from Investing Activities

Cash flows used in investing activities in 2018 include investment in Joint Venture. In 2019 the cash was used to invest in Joint Venture and subsequently acquire the securities of subsidiary and resolve the Joint Venture.

Cash Flows from Financing Activities

Cash flows provided by financing activities consist of proceeds provided by our shareholders.

Off-Balance Sheet Arrangements

As of March 31, 2020 and December 31, 2019, we did not have any off-balance sheet arrangements, as defined under applicable SEC rules.

Critical Accounting Policies and Estimates

We have established various accounting policies under US GAAP. Some of these policies involve judgments, assumptions and estimates by management. We base these estimates on historical experience, available current market information and on various other assumptions that management believes are reasonable under the circumstances. Additionally, we evaluate the results of these estimates on an ongoing basis. We are subject to uncertainties such as the impact of future events, economic, environmental and political factors and changes in our business environment. Accordingly, actual results could differ from these estimates.

Recent Accounting Pronouncements

Management has considered all recent accounting pronouncements issued since the last audit of our financial statements. The Company’s management believes that these recent pronouncements will not have a material effect on the Company’s financial statements.

THE SHARE EXCHANGE AGREEMENT

Share exchange consideration

The Share Exchange Agreement provides that at the closing of the Share Exchange, DBHS will acquire of all of the Impact Shares in exchange for DSS Common Stock and Series A Preferred Stock.

The aggregate consideration for the Impact Shares will be the following to be issued to Global BioMedical by DSS: (i) 483,334 newly issued shares of Common Stock of DSS, nominally valued at $3,132,000, or $6.48 per share; and (ii) 46,868 newly issued shares of a new series of perpetual convertible preferred stock of DSS (“Convertible Preferred Stock”) with a stated value of $46,868,000, or $1,000 per share, for a total consideration valued at $50 million.

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The terms of the Share Exchange Agreement and the Share Exchange were previously reported in the Form 8-K filed by the Company on March 13, 2020. As previously reported, on May 7, 2020, following the date of the Share Exchange Agreement we effected a 30-1 reverse stock split. As a result, the number of Common Stock shares to be issued by DSS pursuant to the Share Exchange have been appropriately adjusted.

Closing

The Share Exchange will be completed when the purchase and sale of the Impact Shares occurs at a closing (the “Closing”) to be held not later than two business days after the last of the conditions to the Closing have been satisfied or waived. As a result of the Share Exchange, DBHS will own 100% of Impact BioMedical and its subsidiaries.

Subject to the conditions to the Share Exchange Agreement, we anticipate that the completion of the Share Exchange will occur promptly after the approval of Proposal 1 at the Special Meeting. However, the completion of the Share Exchange could be delayed if there is a delay in satisfying conditions to the Share Exchange. There can be no assurances as to whether, or when, we will obtain the required approvals or complete the Share Exchange. If the Share Exchange is not completed on or before one hundred eight (180) days after April 27, 2020, either we or Global BioMedical may terminate the Share Exchange Agreement, unless the failure to complete the Share Exchange by that date is due to the material breach of the Share Exchange Agreement by the party seeking to terminate the agreement. See “Closing Conditions to the Share Exchange” immediately below.

Closing Conditions to the Share Exchange

The completion of the Share Exchange is subject to various conditions. While we anticipate that all of these conditions will be satisfied, there can be no assurance as to whether or when all of the conditions will be satisfied or, where permissible, waived.

The obligations of each party to effect the Share Exchange are subject to the following conditions:

●	The Share Exchange Agreement and the transactions contemplated thereby shall have been approved by the requisite vote of (i) the Board of Directors of each of DSS and DBHS, and (ii) the stockholders of DSS at the Special Meeting;

●	The Share Exchange Agreement and the transactions contemplated thereby shall have been approved by the requisite vote of (i) the Board of Directors of each of Singapore eDevelopment and Global BioMedical, (ii) the stockholder of the Global BioMedical, and (iii) the stockholders of Singapore eDevelopment at the Singapore eDevelopment Stockholders’ Meeting;

●	No governmental authority shall have enacted, issued, promulgated, enforced or entered any Order which is in effect and has the effect of making the transactions contemplated by the Share Exchange Agreement illegal, otherwise restraining or prohibiting consummation of such transactions or causing any of the transactions contemplated thereunder to be rescinded following completion thereof;

●	Global BioMedical and Singapore eDevelopment shall have received all consents authorizations, orders and approvals from certain governmental authorities as set forth in the Share Exchange Agreement, and DBHS and DSS shall have received all consents, authorizations, orders and approvals from the governmental authorities as set forth in the Share Exchange Agreement, in each case, in form and substance reasonably satisfactory to DBHS and Global BioMedical, and no such consent, authorization, order and approval shall have been revoked.

●	The Certificate of Designations shall have been filed with the Secretary of State of the State of New York.

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For the full text of the closing conditions that each individual party’s obligations are subject to, see the Share Exchange Agreement which has been included as Appendix A to provide you with information regarding its terms.

Representations and warranties

The Share Exchange Agreement customary representations, warranties and covenants of the parties as well as certain indemnification provisions. For the full text of the representations and warranties, see the Share Exchange Agreement which has been included as Appendix A to provide you with information regarding its terms.

Reasonable best efforts to consummate the Share Exchange

Each party to the Share Exchange Agreement has agreed that it will not voluntarily undertake any course of action inconsistent with the provisions or intent of the Share Exchange Agreement and will use its reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things reasonably necessary to expeditiously satisfy the closing conditions to the Share Exchange Agreement.

No Solicitation or Other Bids

From the date of the Share Exchange Agreement, each party to the Share Exchange Agreement will not authorize or permit any, affiliates and other representatives or those of any of their subsidiaries, directly or indirectly, to (i) encourage, facilitate or continue inquiries; (ii) enter into discussions or negotiations with, or provide any information to; or (iii) enter into any agreements or other instruments (whether or not binding) regarding an inquiry, proposal or offer from any person concerning, (x) a merger, consolidation, liquidation, recapitalization, share exchange or other business combination transaction involving Impact BioMedical or any of its subsidiaries; (y) the issuance or acquisition of shares of capital stock or other equity securities of Impact BioMedical or any of its subsidiaries; or (z) the sale, lease, exchange or other disposition of any significant portion of the properties or assets of Impact BioMedical and its subsidiaries.

Termination of the Share Exchange Agreement

The Share Exchange Agreement may be terminated prior to the closing on certain conditions, including:

●	by mutual written consent of DBHS and Global BioMedical;

●	by either DBHS or Global Medical in the event that such party is not then in material breach of any provision of the Share Exchange Agreement and there has been a breach , inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by the counterparties that would give rise to the failure of the conditions precedent to closing that has not been cured after 10 days written notice to the counterparties;

●	if certain other conditions as set forth in the Share Exchange Agreement shall not have been, or it becomes apparent that any of such conditions will not be, fulfilled by the date that is 180 days after the date of the Share Exchange Agreement;

●

in the event that (i) any law makes consummation of the transactions contemplated by Share Exchange Agreement illegal or otherwise prohibited or (ii) a government authority issues an order restraining or enjoining the transactions contemplated by the Share Exchange Agreement, and such order becomes final and non-appealable;

●	by either DBHS or Global Medical if the stockholders of DSS or Singapore eDevelopment vote on, but fail to approve, the Share Exchange Agreement at each’s respective stockholders’ meeting

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In the event of the termination of the Share Exchange Agreement pursuant to one of the conditions listed above by one of the parties, the Share Exchange Agreement shall become void and have no effect, and there shall be no liability under the Share Exchange Agreement on the part of the parties except (i) in the event of breach of conditions listed above; (ii) in the event of breach by Singapore eDevelopment or Global Medical of confidentiality provisions contained in the Share Exchange Agreement; or (iii) as set forth in ARTICLE X – MISCELLANEOUS of the Share Exchange Agreement which has been included as Appendix A to provide you with information regarding its terms. Nothing in the Share Exchange Agreement shall relieve any party from liability for any willful breach of any provision contained in the Share Exchange Agreement.

Amendment, modification and waiver

The Share Exchange Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party thereto. No waiver by any party of any of the provisions thereof shall be effective unless explicitly set forth in writing and signed by party so waiving. No waiver by any Party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver.

No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from the Share Exchange Agreement shall operate or be construed as a waiver; nor shall any single or partial exercise of any right, remedy, power or privilege thereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

The foregoing summary of the Share Exchange Agreement is subject to, and qualified in its entirety by, the terms of the Share Exchange Agreement, a copy of which is attached hereto as Appendix A.

SELECTED HISTORICAL AND PRO FORMA FINANCIAL DATA

We are providing the following financial information to assist you in your analysis of the financial aspects of our proposed acquisition of Impact BioMedical and its subsidiaries. This information is only a summary and you should read it in conjunction with our historical consolidated financial statements, and the historical financial statements of Impact BioMedical and the other information included elsewhere in this proxy statement.

Selected Historical Financial Data of Impact BioMedical and its Subsidiaries

The following table sets forth selected historical financial information derived from Impact BioMedical’s audited financial statements as of and for the year ended December 31, 2019 and as of December 31, 2018 and unaudited financial statements for the period from January 1, 2020 through March 31, 2020. The historical results presented below are not necessarily indicative of the results to be expected for any future period.

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Selected Impact Biomedical Inc. and Subsidiaries

Consolidated Balance Sheet Data

	December 31, 2019	December 31, 2018
Asset
Cash	$108,731	$35,375
Prepaid Expense	30,700	22,761
Investment in Security by Equity Method		5,312
Total Asset	$139,431	$63,448

Liabilities
Accounts Payable	$7,021	$77,018
Total Liabilities	$7,021	$77,018

Stockholders’ Equity
Common Stock, $0.001 Par Value, 100,000,000 shares authorized, 1,000 Issued and Outstanding	$1	$1
Additional Paid In Capital	1,732,590	1,183,135
Accumulated Deficit	(1,646,208)	(1,191,772)
Total Stockholders’ Equity (Deficit)	86,383	(8,636)
Non-Controlling Interests	46,027	(4,934)
Total Stockholders’ Equity (Deficit)	$132,410	$(13,570)

Total Liabilities & Stockholders’ Equity	$139,431	$63,448

23

Selected Impact Biomedical Inc. and Subsidiaries

Consolidated Statements of Operations Data

For the Year Ended December 31, 2019 and 2018

	2019	2018
Operating Expense
Research & Development	$340,628	$634,312
Professional Services	143,933	373,394
Marketing	5,000	25,950
Other General Expense	33,600	20,931
Total Operating Expense	523,161	1,054,587

Other Expense
Financial Services	544	683
Loss from Security Investment by Equity Method	40,314	49,688
Loss from Acquisition	90,001	-
Total Other Expense	130,859	50,371

Net Loss	$(654,020)	$(1,104,958)

24

Selected Unaudited Impact Biomedical Inc. and Subsidiaries

Consolidated Balance Sheet Data

	March 31, 2020	December 31, 2019
Asset
Cash	$130,115	$108,731
Prepaid Expense	23,319	30,700
Total Asset	$153,434	$139,431

Liabilities
Accounts Payable	$26,601	$7,021
Total Liabilities	$26,601	$7,021
Stockholders’ Equity
Common Stock, $0.001 Par Value, 100,000,000 shares authorized, 13,897,069 and 1,000 Issued and Outstanding as of March 31, 2020 and December 31, 2019, respectively	$13,897	$1
Additional Paid In Capital	1,802,330	1,732,590
Accumulated Deficit	(1,729,966)	(1,646,208)
Total Stockholders’ Equity	86,261	86,383
Non-Controlling Interests	40,572	46,027
Total Stockholders’ Equity	$126,833	$132,410
Total Liabilities & Shareholder’s Equity	$153,434	$139,431

25

Selected Unaudited Impact Biomedical Inc. and Subsidiaries

Consolidated Statements of Operations Data

For the Three Months Ended March 31, 2020 and 2019

	2020	2019
Operating Expense
Research & Development	$71,967	$106,123
Professional Services	51,325	4,645
Other General Expense	2,178	1,975
Total Operating Expense	125,470	112,743
Other Expense
Financial Services	107	76
Loss from Security Investment by Equity Method	-	3,206
Total Other Expense	107	3,282
Net Loss	$(125,577)	$(116,024)

26

REPORT OF INDEPENDENT AUDITORS

AND FINANCIAL STATEMENTS

Impact BioMedical Inc. and Subsidiaries

December 31, 2019 and 2018

27

Impact BioMedical Inc. and Subsidiaries

Consolidated Balance Sheets

Impact Biomedical Inc. and Subsidiaries

Consolidated Balance Sheet

	December 31,	December 31,
	2019	2018
Asset
Cash	$108,731	$35,375
Prepaid Expense	30,700	22,761
Investment in Security by Equity Method		5,312
Total Asset	$139,431	$63,448

Liabilities
Accounts Payable	$7,021	$77,018
Total Liabilities	$7,021	$77,018

Stockholders’ Equity
Common Stock, $0.001 Par Value, 100,000,000 shares authorized, 1,000 Issued and Outstanding	$1	$1
Additional Paid In Capital	1,732,590	1,183,135
Accumulated Deficit	(1,646,208)	(1,191,772)
Total Stockholders’ Equity (Deficit)	86,383	(8,636)
Non-Controlling Interests	46,027	(4,934)
Total Stockholders’ Equity (Deficit)	$132,410	$(13,570)

Total Liabilities & Stockholders’ Equity	$139,431	$63,448

2

Impact BioMedical Inc. and Subsidiaries

Consolidated Statement of Operations

Impact Biomedical Inc. and Subsidiaries

Consolidated Statements of Operations

For the Year Ended December 31, 2019 and 2018

	2019	2018
Operating Expense
Research & Development	$340,628	$634,312
Professional Services	143,933	373,394
Marketing	5,000	25,950
Other General Expense	33,600	20,931
Total Operating Expense	523,161	1,054,587

Other Expense
Financial Services	544	683
Loss from Security Investment by Equity Method	40,314	49,688
Loss from Acquisition	90,001	-
Total Other Expense	130,859	50,371

Net Loss	$(654,020)	$(1,104,958)

Net Loss Attributable to Non-Controlling Interests	(199,584)	(401,803)

Net Loss Attributable to Common Stockholders	$(454,437)	$(703,155)

Net Loss Per Share - Basic and Diluted	$(454.44)	$(703.15)

Weighted Average Common Shares Outstanding - Basic and Diluted	1,000	1,000

3

Impact BioMedical Inc. and Subsidiaries

Consolidated Statements of Stockholders’ Equity (Deficit)

Impact Biomedical Inc. and Subsidiaries

Consolidated Statements of Stockholders’ Equity (Deficit)

For the Years Ended on December 31, 2019 and 2018

	Common Stock		Additional		Non-	Total
	Shares	Par Value $0.001	Paid in Capital	Accumulated Deficit	controlling Interests	Stockholders’ Equity
Balance at January 1, 2018	1,000	$1	$539,731	$(488,616)	$29,209	$80,324

Proceeds from Shareholders			643,404		367,660	1,011,064

Net loss				(703,155)	(401,803)	(1,104,958)

Balance at December 31, 2018	1,000	$1	$1,183,135	$(1,191,772)	$(4,934)	$(13,570)

Proceeds from Shareholders			549,455		250,545	800,000

Net Loss				(454,436)	(199,584)	(654,020)

Balance at December 31, 2019	1,000	$1	$1,732,590	$(1,646,208)	$46,027	$132,410

4

Impact BioMedical Inc. and Subsidiaries

Consolidated Statements of Cash Flows

Impact Biomedical Inc. and Subsidiaries

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2019 and 2018

	2019	2018
Cash Flows From Operating Activities
Net Loss from Operations	$(654,020)	$(1,104,958)
Adjustments to Reconcile Net Loss to Net Cash Used in Operating Activities:
Loss from Acquisition	90,001	-
Loss from Investment in Security by Equity Method	40,314	49,688
Changes in Operating Assets and Liabilities
Prepaid Expense	(7,940)	1,566
Accounts Payable	(81,157)	(45,145)
Net Cash Used in Operating Activities	(612,802)	(1,098,849)

Cash Flows From Investing Activities
Acquisition of Securities	(91,000)	-
Cash from Acquisition	13,158	-
Investment in Joint Venture	(36,000)	(55,000)
Net Cash Used in Investing Activities	(113,842)	(55,000)

Cash Flows From Financing Activities
Proceeds from Shareholders	800,000	986,064
Net Cash Provided by Financing Activities	800,000	986,064

Net Increase (Decrease) in Cash	73,356	(167,785)

Cash - Beginning of Year	35,375	178,160
Cash - End of Year	$108,731	$10,375

Non Cash Investment in Joint Venture	$-	$25,000

5

IMPACT BioMedical Inc. and Subsidiaries

Notes to Consolidated Financial Statements

Note 1 – Nature of Operations and Basis of Presentation

Nature of Operations

Impact BioMedical Inc. (the “Company”) was incorporated in the State of Nevada as a for-profit company on October 16, 2018 and established a fiscal year end of December 31st. The Company issued 1,000 shares to Global BioMedical Pte. Ltd., which is wholly–owned by Singapore eDevelopment Limited (“SeD Ltd”), a multinational public company, listed on the Singapore Exchange Securities Trading Limited (“SGXST”).

The Company is committed to both funding research and developing intellectual property portfolio. Global BioLife, Inc. (“Global BioLife”), one of the Company’s subsidiaries and the main operating company of the group, focuses on research in three main areas: (i) development of a universal therapeutic drug platform; (ii) a new sugar substitute; and (iii) a multi-use fragrance. Global BioLife established a joint venture, Sweet Sense, Inc. (“Sweet Sense”), with Quality Ingredients, LLC for the development, manufacture, and global distribution of the new sugar substitute and owns 50% of Sweet Sense. On November 8, 2019, the Company purchased 50% of Sweet Sense, Inc. from Quality Ingredients, LLC for $91,000. Sweet Sense is now an 81.8% owned subsidiary of the Company.

Basis of Presentation and Principles of Consolidation

The Common Control Transactions resulted in the basis of accounting for the financial reporting period in 2018. The consolidated financial statements were retrospectively adjusted for the operating results of Global Biolife as of January 1, 2018 for comparative purposes as the entities were under common control. ASC 805-50-45 defines the transfer of a business among entities under common control at carrying amount with retrospective adjustment of prior period financial statements when reporting entity is changed. ASC 250 defines a change in the reporting entity as a change that results in financial statements that, in effect, are those of a different reporting entity. The Management believed that the acquisitions of Global BioMedical, Inc. and Global Biolife led to change in the reporting entity.

The Company’s consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The consolidated financial statements include all accounts of the Company and its majority owned and controlled subsidiaries. The Company consolidates entities in which it owns more than 50% of the voting common stock and controls operations. All intercompany transactions and balances among consolidated subsidiaries have been eliminated.

The consolidated financial statements include all accounts of the entities as of the reporting period ending dates and for the reporting periods as follows:

	State or other		Attributable	Attributable
Name of consolidated	jurisdiction of incorporation or	Date of incorporation	interest as of December 31,	interest as of December 31,
subsidiary	organization	or formation	2019	2018
Global BioMedical, Inc.	Nevada	April, 18, 2017	90.9%	90.9%
Global BioLife, Inc.	Nevada	April 14, 2017	63.6%	63.6%
Biolife Sugar, Inc.	Nevada	April 23, 2018	63.6%	63.6%
Happy Sugar Inc.	Nevada	August 17, 2018	63.6%	63.6%
Sweet Sense Inc.	Nevada	April 30, 2018	81.8%	31.8%
SeD BioLife International, Inc.	Nevada	March 29, 2017	100%	100%
SeD BioMedical International Inc.	Nevada	March 13, 2017	100%	100%
Global Sugar Solutions Inc.	Nevada	November 7, 2019	80%	n/a

6

IMPACT BioMedical Inc. and Subsidiaries

Notes to Consolidated Financial Statements

All intercompany balances and transactions have been eliminated. Non–controlling interest represents the minority equity investment in the Company’s subsidiaries, plus the minority investors’ share of the net operating results and other components of equity relating to the non–controlling interest.

As of December 31, 2019 and 2018, the aggregate noncontrolling interest was $46,027 and a deficit of $4,934, respectively, which are separately disclosed on the Consolidated Balance Sheet.

On the date of incorporation, Global BioLife issued 800 shares to Global BioMedical. Inc., 100 shares to GRDG Sciences, LLC (“GRDG”) and 100 to Holista Colltech Limited. Based on the Global BioLife’s Stockholders Agreement signed on April 26, 2017, Global BioMedical Inc. agreed to transfer 10% of its ownership in Global BioLife to GRDG Sciences, LLC upon successful completion of certain goals. GRDG Sciences, LLC fulfilled required goals and 100 shares was transferred on September 12, 2017.

On November 7, 2018, the Company entered into two Capital Contribution Agreements. First Capital Contribution Agreement (“GBMI Agreement”), was entered into between the Company, Global BioMedical Pte. Ltd. (“Global BioMedical”), a Singapore limited company, and Global BioMedical. Inc. (“GBMI”), a Nevada corporation. Prior to this agreement Global BioMedical owned 90.91% of the issued and outstanding capital equity in GBMI and 100% of issued and outstanding shares of the Company. Based on GBMI Agreement, Global BioMedical contributed all of its ownership in GBMI to the Company. Another Capital Contribution Agreement (“SeD BioLife Agreement”) was entered between the Company, Global BioMedical and SeD BioLife International, Inc. (“SeD BioLife”), a Nevada Corporation. Prior to this agreement Global BioMedical owned 100% of the issued and outstanding capital equity in SeD BioLife. Based on the SeD BioLife Agreement, Global BioMedical contributed all its ownership in SeD BioLife to the Company.

Note 2 – Summary of Significant Accounting and Reporting Policy

Use of estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the dates of the balance sheets and reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates.

Earnings (Loss) per Share

Basic earnings (loss) per share is computed by dividing the net income (loss) attributable to the common stockholders by weighted average number of shares of common stock outstanding during the period. Fully diluted earnings (loss) per share is computed similar to basic income (loss) per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. There were no dilutive financial instruments issued or outstanding for the periods ended December 31, 2019 or 2018.

Fair Value of Financial Instruments

For purpose of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation.

Cash and cash equivalents

The Company considers all highly liquid investments with a maturity of three months or less at the date of acquisition to be cash equivalents. There were no cash equivalents as of December 31, 2019 and December 31, 2018.

7

IMPACT BioMedical Inc. and Subsidiaries

Notes to Consolidated Financial Statements

Investment in Securities Under Equity Method Accounting

BioLife Sugar, Inc. (“BioLife”), a subsidiary consolidated under the Company, entered into a joint venture agreement on April 25, 2018 with Quality Ingredients, LLC (“QI”). The agreement created Sweet Sense which is 50% owned by BioLife and 50% owned by QI. Management believes its 50% investment represents significant influence over Sweet Sense and accounts for the investment under the equity method of accounting. As of December 31, 2018, BioLife contributed $55,000 to the joint venture and recorded its proportionate share losses totaling $49,687 recorded as loss on investment in security by equity method in the Consolidated Statements of Operations. As of November 08, 2019, the total investment in joint venture was equal to $91,000 and the proportionate losses totaled $90,001.

On November 8, 2019, Impact BioMedical Inc., a subsidiary of the Company, purchased 50% of Sweet Sense from QI for $91,000. Consequently, Sweet Sense is now an 81.8% owned subsidiary of the Company, and therefore, is now consolidated into the consolidated financial statements.

Research and Development

Research and development costs are expensed as incurred. Total research and development costs were $340,628 and $634,312 for the years ended December 31, 2019 and 2018, respectively.

Income taxes

Deferred income tax assets and liabilities are determined based on the estimated future tax effects of net operating loss and credit carry-forwards and temporary differences between the tax basis of assets and liabilities and their respective financial reporting amounts measured at the current enacted tax rates. The Company records an estimated valuation allowance on its deferred income tax assets if it is more likely than not that these deferred income tax assets will not be realized.

The Company recognizes a tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by taxing authorities, based on the technical merits of the position. The tax benefits recognized in the consolidated financial statements from such a position are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. The Company has not recorded any unrecognized tax benefits. The Company’s policy is to recognize interest and penalties related to income taxes in income tax expense.

Subsequent Events

Subsequent events are events or transactions that occur after the balance sheet date but before the financial statements are available to be issued.

The Company’s financial statements do not recognize subsequent events that provide evidence about conditions that did not exist at the date of the balance sheet but arose after the balance sheet date and before financial statements are available to be issued.

Recent Accounting Standards

Financial Instruments

The Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) FASB ASU 2016-01 – Financial Instruments – Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities – The changes to the current U.S. GAAP model primarily affect the accounting for equity investments, financial liabilities under the fair value option, and the presentation and disclosure requirements for financial instruments.

8

IMPACT BioMedical Inc. and Subsidiaries

Notes to Consolidated Financial Statements

Non-Controlling Interests

In July 2017, the FASB issued ASU No. 2017-11, Earnings Per Share (Topic 260), Distinguishing Liabilities from Equity (Topic 480); Derivatives and Hedging (Topic 815): (Part I) Accounting for Certain Financial Instruments with Down Round Features, (Part II) Replacement of the Indefinite Deferral for Mandatorily Redeemable Financial Instruments of Certain Nonpublic Entities and Certain Mandatorily Redeemable Noncontrolling Interests with a Scope Exception (“ASU 2017-11”). ASU 2017-11 is intended to simplify the accounting for financial instruments with characteristics of liabilities and equity. Among the issues addressed are: (i) determining whether an instrument (or embedded feature) is indexed to an entity’s own stock; (ii) distinguishing liabilities from equity for mandatorily redeemable financial instruments of certain nonpublic entities; and (iii) identifying mandatorily redeemable noncontrolling interests. The Company adopted ASU 2017-11 on January 1, 2019 and determined that this ASU did not have a material impact on the consolidated financial statements.

Note 2. Prepaid Expenses

Prepaid expenses for the years ended December 31, 2019 and 2018 include mostly research and development fees paid to GRDG in the amounts of $30,700 and $22,761, respectively.

Note 3. Shareholders’ Equity

On October 16, 2018, 1,000 shares of common stock were issued to Global BioMedical Pte. Ltd.

On November 21, 2018 the Company increased its authorized shares from 10,000 to 100,000,000 common shares with a par value of $0.001 per share. No preferred shares have been authorized or issued.

Note 5. Related Party Transactions

Research and Development Activities

Based on Shareholders Agreement entered into on April 26, 2017, the Company should fund the scientific operations of GRDG, a company involved in research and development of biomedical products and owned by Daryl Thompson, a director of many subsidiaries of the Company, to do the development and research works on the biomedical products for the Company. Initial monthly payments were agreed to be $20,994 plus any additional amounts that would be necessary and agreed by the Board of Directors. The monthly payments were adjusted for the increase in rent of GRDG office and general inflation. Current monthly payments equal to $23,319. The Company incurred expenses of $303,071 and $ 285,573 for the years ended December 31, 2019 and 2018, respectively. On December 31, 2019 and December 31, 2018, the Company owed this related party $0 and had prepaid monthly fees of $30,700 and $22,761, respectively.

Administrative and Accounting Services

SeD Development Management, LLC, an indirect subsidiary of SeD Ltd, provides administrative and accounting services to the Company and its subsidiaries. The Company incurred expenses of $6,000 and $4,000 for the years ended December 31, 2019 and 2018, respectively. On December 31, 2019 and December 31, 2018, the Company owed this related party $0.

9

IMPACT BioMedical Inc. and Subsidiaries

Notes to Consolidated Financial Statements

Note 6 - Commitments and Contingencies

Leases

At December 31, 2019, Impact BioMedical, Inc. had not entered into any leases, as the Company had no employees.

Royalty Agreement

On August 15, 2018, the Company entered into Royalty Agreement with Chemia Corporation (“Chemia”) pursuant to which Chemia transferred to the Company all of its right to 3F (Functional Fragrance Formulation). 3F consists of 3F Mosquito Repellant and 3F Anti-Viral formulations. Based on the Royalty Agreement, the Company should cover all the costs to prepare and finalize necessary patent application and other intellectual property related to 3F. Chemia agreed to support the Company in efforts leading to development of 3F intellectual property and its licensing. Based on Royalty Agreement any payments received from development, sales, licensing or transfer of 3F technology will be paid 50% to the Company and 50% to Chemia. On November 27, 2018, Company and Chemia signed an Addendum to Royalty Agreement (“Addendum”), according to which the Company granted Chemia a royalty-based limited license for purposes of making and selling fragrances embodying the 3F technology. Based on the Addendum, Chemia should pay the Company 5% of net sales in royalty. On November 8, 2019, both companies entered into Amendment no.1 to Royalty Agreement, based on which certain expenses bore by the Company towards patent application and licensing should be reimbursed to the Company before any royalty payments are made. As on December 31 2019 and 2018 there were no reimbursements or royalties paid to the Company and the Company cannot be assured that Chemia’s efforts will end up in any future sales of the technology.

Note 7 – Income Taxes

On December 22, 2017, the “Tax Cuts and Jobs Act” (TCJA) was signed into law that significantly reformed the Internal Revenue Code of 1986, as amended. The TCJA reduces the corporate tax rate to 21 percent beginning with years starting January 1, 2018. The deferred tax assets and liabilities have been adjusted to the newly enacted U.S. corporate rate and the related impact to the tax expense has been recognized in the current year.

The components of income tax expense and the effective tax rates for the years ended December 31, 2019 and 2018 are as follows:

	Year Ended December 31,
	2019	2018
Current:
Federal	$-	$-
State	-	-
Total Current	-	-
Deferred:
Federal	(530,629)	(393,285)
State	(151,034)	(122,106)
Total Deferred	(681,663)	(515,390)
Valuation Allowance	681,663	515,390
Total Income Tax Expense	$-	$-

Pre-tax Loss	$(645,020)	$(1,104,958)

Effective Income Tax Rate	0%	0%

10

IMPACT BioMedical Inc. and Subsidiaries

Notes to Consolidated Financial Statements

A reconciliation of our income tax expense at federal statutory income tax rate of 21% to our income tax expense at the effective tax rate is as follows:

	Year Ended December 31,
	2019	2018
Tax at the Statutory Federal Rate	$(137,344)	$(232,041)
State Income Taxes (Net of Federal Benefit)	(28,929)	(72,043)
Changes in Valuation Allowance, Net	166,273	304,084
Total Income Tax Expense	$-	$-

Deferred tax assets consist of the following at December 31, 2019 and 2018:

	Year Ended December 31,
	2019	2018

Net Operating Loss	681,663	515,390
	681,663	515,390
Valuation Allowance	(681,663)	(515,390)
Net Deferred Tax Asset	-	-

As of December 31, 2019 and 2018, the Company has net operating loss carry-forwards of $2,526,804and $1,872,784, respectively. The Company does not have other temporary differences. As of December 31, 2019 and 2018, the total deferred tax assets carry-forward were $681,663 and $515,390, respectively. The deferred tax assets could be carried forward for 20 years. The full utilization of the deferred tax assets in the future is dependent upon the Company’s ability to generate taxable income. Considering the development stage of the Company, management believed that it was probable that the Company would not use tax assets in the near future. Accordingly, a valuation allowance of an equal amount has been established. As of the years ended December 31, 2019 and 2018, the valuation allowance were $681,663 and $515,390, respectively. During the year ended December 31, 2019, the valuation allowance increased by $166,273. No deferred tax assets were recorded on years ended December 31, 2019 and 2018.

The federal income tax returns of the Company are subject to examination by the IRS, generally for three years after they are filed. The tax returns for the years ended December 31, 2018 and 2017 are still subject to examination by the taxing authorities.

Note 8 – Subsequent Events

On March 31, 2020 the Company issued 13,896,069 shares of common stock to its sole shareholder Global BioMedical Pte. Ltd. in consideration of the $2,779,214 invested in the Company.

On March 12, 2020 Singapore eDevelopment Ltd., Global BioMedical Pte Ltd., Document Security Systems, Inc. (“DSS”) and DSS BioHealth Security Inc. (“DSS BioHealth”) signed Term Sheets and subsequently on April 21, 2020, these four companies entered into Share Exchange Agreement, based on which Global BioMedical Pte Ltd. agreed to sell all of the issued and outstanding shares of the Company to DSS BioHealth in exchange for the combination of common and preferred shares of DSS. The closing of this transaction is contingent upon DSS shareholders’ approval and all parties meeting the conditions of the Share Exchange Agreement. Our Company’s Chairman, who is also the largest shareholder of Singapore eDevelopment Ltd., is the beneficial owner of approximately 36.97% of the outstanding shares of DSS and is the Chairman of the Board of Directors of DSS. The Company is currently supporting Global BioMedical Pte Ltd. in meeting the closing conditions.

11

FINANCIAL STATEMENTS

Impact BioMedical Inc. and Subsidiaries

March 31, 2020 (Unaudited)

12

Impact BioMedical Inc. and Subsidiaries

Consolidated Balance Sheets

Impact Biomedical Inc. and Subsidiaries

Consolidated Balance Sheet

(Unaudited)

	March 31, 2020	December 31, 2019
Asset
Cash	$130,115	$108,731
Prepaid Expense	23,319	30,700
Total Asset	$153,434	$139,431

Liabilities
Accounts Payable	$26,601	$7,021
Total Liabilities	$26,601	$7,021
Stockholders’ Equity
Common Stock, $0.001 Par Value, 100,000,000 shares authorized, 13,897,069 and 1,000 Issued and Outstanding as of March 31, 2020 and December 31, 2019, respectively	$13,897	$1
Additional Paid In Capital	1,802,330	1,732,590
Accumulated Deficit	(1,729,966)	(1,646,208)
Total Stockholders’ Equity	86,261	86,383
Non-Controlling Interests	40,572	46,027
Total Stockholders’ Equity	$126,833	$132,410
Total Liabilities & Shareholder’s Equity	$153,434	$139,431

2

Impact BioMedical Inc. and Subsidiaries

Consolidated Statements of Operations

Impact Biomedical Inc. and Subsidiaries

Consolidated Statements of Operations

For the Three Months Ended March 31, 2020 and 2019

(Unaudited)

	2020	2019
Operating Expense
Research & Development	$71,967	$106,123
Professional Services	51,325	4,645
Other General Expense	2,178	1,975
Total Operating Expense	125,470	112,743
Other Expense
Financial Services	107	76
Loss from Security Investment by Equity Method	-	3,206
Total Other Expense	107	3,282
Net Loss	$(125,577)	$(116,024)
Net Loss Attributable to Non-Controlling Interests	(41,819)	(32,484)
Net Loss Attributable to Common Stockholders	$(83,758)	$(83,540)
Net Loss Per Share - Basic and Diluted	$(0.19)	$(83.54)
Weighted Average Common Shares Outstanding - Basic and Diluted	449,260	1,000

3

Impact BioMedical Inc. and Subsidiaries

Consolidated Statements of Stockholders’ Equity (Deficit)

Impact Biomedical Inc. and Subsidiaries

Consolidated Statements of Stockholders’ Equity

For the Period Ended on March 31, 2020 (Unaudited)

	Common Stock		Additional		Non-	Total
		Par Value	Paid	Accumulated	controlling	Stockholders
	Shares	$0.001	in Capital	Deficit	Interests	Equity
Balance at January 1, 2020	1,000	$1	$1,732,590	$(1,646,208)	$46,027	$132,410
Issue Shares to the Shareholder at Par Value $0.001 per share	13,896,069	13,896	(13,896)			-
Proceeds from the Shareholder			83,636		36,364	120,000
Net loss				(83,758)	(41,819)	(125,577)
Balance at March 31, 2020	13,897,069	$13,897	$1,802,330	$(1,729,966)	$40,572	$126,833

Impact Biomedical Inc. and Subsidiaries

Consolidated Statements of Stockholders’ Equity

For the Period Ended on March 31, 2019 (Unaudited)

	Common Stock		Additional		Non-	Total
		Par Value	Paid in	Accumulated	controlling	Stockholders
	Shares	$0.001	Capital	Deficit	Interests	Equity
Balance at January 1, 2019	1,000	$1	$1,183,135	$(1,191,772)	$(4,934)	$(13,570)

Proceeds from the Shareholder			127,273		72,727	200,000

Net loss				(83,539)	(32,484)	(116,024)

Balance at March 31, 2019	1,000	$1	$1,310,408	$(1,275,311)	$35,308	$70,406

4

Impact BioMedical Inc. and Subsidiaries

Consolidated Statements of Cash Flows

Impact Biomedical Inc. and Subsidiaries

Consolidated Statements of Cash Flows

For the Three Month Ended March 31, 2020 and 2019

(Unaudited)

	2020	2019

Cash Flows From Operating Activities
Net Loss from Operations	$(125,577)	$(116,024)
Adjustments to Reconcile Net Loss to Net Cash Used in Operating Activities:
Loss from Investment on Security by Equity Method Changes in Operating Assets and Liabilities	-	3,205
Prepaid Expense	7,381	-
Trade Payable	19,580	(50,326)
Net Cash Used in Operating Activities	(98,616)	(163,145)

Cash Flows From Financing Activities
Proceeds from Shareholders	120,000	200,000
Net Cash Provided by Financing Activities	120,000	200,000
Net Increase in Cash	21,384	36,855
Cash - Beginning of Year	108,731	35,375
Cash - End of Period	$130,115	$72,230

5

IMPACT Biomedical, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

Note 1 – Nature of Operations and Basis of Presentation

Nature of Operations

Impact BioMedical Inc. (the “Company”) was incorporated in the State of Nevada as a for-profit company on October 16, 2018 and established a fiscal year end of December 31st. The Company issued 1,000 shares to Global BioMedical Pte. Ltd., which is wholly–owned by Singapore eDevelopment Limited (“SeD Ltd”), a multinational public company, listed on the Singapore Exchange Securities Trading Limited (“SGXST”).

The Company is committed to both funding research and developing intellectual property portfolio. Global BioLife, Inc. (“Global BioLife”), one of the Company’s subsidiaries and the main operating company of the group, focuses on research in three main areas: (i) development of a universal therapeutic drug platform; (ii) a new sugar substitute; and (iii) a multi-use fragrance. Global BioLife established a joint venture, Sweet Sense, Inc. (“Sweet Sense”), with Quality Ingredients, LLC for the development, manufacture, and global distribution of the new sugar substitute and owns 50% of Sweet Sense. On November 8, 2019, the Company purchased 50% of Sweet Sense, Inc. from Quality Ingredients, LLC for $91,000. Sweet Sense is now an 81.8% owned subsidiary of the Company.

Basis of Presentation and Principles of Consolidation

The Common Control Transactions resulted in the basis of accounting for the financial reporting period in 2018. The consolidated financial statements were retrospectively adjusted for the operating results of Global Biolife as of January 1, 2018 for comparative purposes as the entities were under common control. ASC 805-50-45 defines the transfer of a business among entities under common control at carrying amount with retrospective adjustment of prior period financial statements when reporting entity is changed. ASC 250 defines a change in the reporting entity as a change that results in financial statements that, in effect, are those of a different reporting entity. The Management believed that the acquisitions of Global BioMedical, Inc. and Global Biolife led to change in the reporting entity.

The Company’s consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The consolidated financial statements include all accounts of the Company and its majority owned and controlled subsidiaries. The Company consolidates entities in which it owns more than 50% of the voting common stock and controls operations. All intercompany transactions and balances among consolidated subsidiaries have been eliminated.

The consolidated financial statements include all accounts of the entities as of the reporting period ending dates and for the reporting periods as follows:

Name of consolidated subsidiary	State or other jurisdiction of incorporation or organization	Date of incorporation or formation	Attributable interest as of March 31, 2020	Attributable interest as of December 31, 2019
Global BioMedical, Inc.	Nevada	April, 18, 2017	90.9%	90.9%
Global BioLife, Inc.	Nevada	April 14, 2017	63.6%	63.6%
Biolife Sugar, Inc.	Nevada	April 23, 2018	63.6%	63.6%
Happy Sugar Inc.	Nevada	August 17, 2018	63.6%	63.6%
Sweet Sense Inc.	Nevada	April 30, 2018	81.8%	81.8%
SeD BioLife International, Inc.	Nevada	March 29, 2017	100%	100%
SeD BioMedical International Inc.	Nevada	March 13, 2017	100%	100%
Global Sugar Solutions Inc.	Nevada	November 7, 2019	80%	80%

6

IMPACT Biomedical, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

All intercompany balances and transactions have been eliminated. Non–controlling interest represents the minority equity investment in the Company’s subsidiaries, plus the minority investors’ share of the net operating results and other components of equity relating to the non–controlling interest.

As of March 31, 2020 and December 31, 2019, the aggregate noncontrolling interest was $40,527 and $46,027, respectively, which are separately disclosed on the Consolidated Balance Sheet.

On the date of incorporation, Global BioLife issued 800 shares to Global BioMedical. Inc., 100 shares to GRDG Sciences, LLC (“GRDG”) and 100 to Holista Colltech Limited. Based on the Global BioLife’s Stockholders Agreement signed on April 26, 2017, Global BioMedical Inc. agreed to transfer 10% of its ownership in Global BioLife to GRDG Sciences, LLC upon successful completion of certain goals. GRDG Sciences, LLC fulfilled required goals and 100 shares was transferred on September 12, 2017.

On November 7, 2018, the Company entered into two Capital Contribution Agreements. First Capital Contribution Agreement (“GBMI Agreement”), was entered into between the Company, Global BioMedical Pte. Ltd. (“Global BioMedical”), a Singapore limited company, and Global BioMedical. Inc. (“GBMI”), a Nevada corporation. Prior to this agreement Global BioMedical owned 90.91% of the issued and outstanding capital equity in GBMI and 100% of issued and outstanding shares of the Company. Based on GBMI Agreement, Global BioMedical contributed all of its ownership in GBMI to the Company. Another Capital Contribution Agreement (“SeD BioLife Agreement”) was entered between the Company, Global BioMedical and SeD BioLife International, Inc. (“SeD BioLife”), a Nevada Corporation. Prior to this agreement Global BioMedical owned 100% of the issued and outstanding capital equity in SeD BioLife. Based on the SeD BioLife Agreement, Global BioMedical contributed all its ownership in SeD BioLife to the Company.

Note 2 – Summary of Significant Accounting and Reporting Policy

Use of estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the dates of the balance sheets and reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates.

Earnings (Loss) per Share

Basic earnings (loss) per share is computed by dividing the net income (loss) attributable to the common stockholders by weighted average number of shares of common stock outstanding during the period. Fully diluted earnings (loss) per share is computed similar to basic income (loss) per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. There were no dilutive financial instruments issued or outstanding for the periods ended March 31, 2020 or December 31, 2019.

Fair Value of Financial Instruments

For purpose of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation.

Cash and cash equivalents

The Company considers all highly liquid investments with a maturity of three months or less at the date of acquisition to be cash equivalents. There were no cash equivalents as of March 31, 2020 and December 31, 2019.

7

IMPACT Biomedical, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

Investment in Securities Under Equity Method Accounting

BioLife Sugar, Inc. (“BioLife”), a subsidiary consolidated under the Company, entered into a joint venture agreement on April 25, 2018 with Quality Ingredients, LLC (“QI”). The agreement created Sweet Sense which is 50% owned by BioLife and 50% owned by QI. Management believes its 50% investment represents significant influence over Sweet Sense and accounts for the investment under the equity method of accounting. As of December 31, 2018, BioLife contributed $55,000 to the joint venture and recorded its proportionate share losses totaling $49,687 recorded as loss on investment in security by equity method in the Consolidated Statements of Operations. As of November 08, 2019, the total investment in joint venture was equal to $91,000 and the proportionate losses totaled $90,001.

On November 8, 2019, the Company purchased 50% of Sweet Sense from QI for $91,000. Consequently, Sweet Sense is now an 81.8% owned subsidiary of the Company, and therefore, is now consolidated into the consolidated financial statements.

Research and Development

Research and development costs are expensed as incurred. Total research and development costs were $71,967 and $106,123 for the three months ended March 31, 2020 and 2019, respectively.

Income taxes

Deferred income tax assets and liabilities are determined based on the estimated future tax effects of net operating loss and credit carry-forwards and temporary differences between the tax basis of assets and liabilities and their respective financial reporting amounts measured at the current enacted tax rates. The Company records an estimated valuation allowance on its deferred income tax assets if it is more likely than not that these deferred income tax assets will not be realized.

The Company recognizes a tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by taxing authorities, based on the technical merits of the position. The tax benefits recognized in the consolidated financial statements from such a position are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. The Company has not recorded any unrecognized tax benefits. The Company’s policy is to recognize interest and penalties related to income taxes in income tax expense.

Subsequent Events

Subsequent events are events or transactions that occur after the balance sheet date but before the financial statements are available to be issued.

The Company’s financial statements do not recognize subsequent events that provide evidence about conditions that did not exist at the date of the balance sheet but arose after the balance sheet date and before financial statements are available to be issued.

Recent Accounting Standards

Financial Instruments

The Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) FASB ASU 2016- 01 – Financial Instruments – Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities – The changes to the current U.S. GAAP model primarily affect the accounting for equity investments, financial liabilities under the fair value option, and the presentation and disclosure requirements for financial instruments.

8

IMPACT Biomedical, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

Non-Controlling Interests

In July 2017, the FASB issued ASU No. 2017-11, Earnings Per Share (Topic 260), Distinguishing Liabilities from Equity (Topic 480); Derivatives and Hedging (Topic 815): (Part I) Accounting for Certain Financial Instruments with Down Round Features, (Part II) Replacement of the Indefinite Deferral for Mandatorily Redeemable Financial Instruments of Certain Nonpublic Entities and Certain Mandatorily Redeemable Noncontrolling Interests with a Scope Exception (“ASU 2017-11”). ASU 2017-11 is intended to simplify the accounting for financial instruments with characteristics of liabilities and equity. Among the issues addressed are: (i) determining whether an instrument (or embedded feature) is indexed to an entity’s own stock; (ii) distinguishing liabilities from equity for mandatorily redeemable financial instruments of certain nonpublic entities; and (iii) identifying mandatorily redeemable noncontrolling interests. The Company adopted ASU 2017-11 on January 1, 2019 and determined that this ASU did not have a material impact on the consolidated financial statements.

Note 2. Prepaid Expenses

Prepaid expenses for the three months ended March 31, 2020 and year ended December 31, 2019 include mostly research and development fees paid to GRDG in the amounts of $23,319 and $30,700, respectively.

Note 3. Shareholders’ Equity

On October 16, 2018, 1,000 shares of common stock were issued to Global BioMedical Pte. Ltd.

On November 21, 2018 the Company increased its authorized shares from 10,000 to 100,000,000 common shares with a par value of $0.001 per share. No preferred shares have been authorized or issued.

On March 31, 2020 the Company issued 13,896,069 shares of common stock to its sole shareholder Global BioMedical Pte. Ltd.

Note 5. Related Party Transactions

Research and Development Activities

Based on Shareholders Agreement entered into on April 26, 2017, the Company should fund the scientific operations of GRDG, a company involved in research and development of biomedical products and owned by Daryl Thompson, a director of many subsidiaries of the Company, to do the development and research works on the biomedical products for the Company. Initial monthly payments were agreed to be $20,994 plus any additional amounts that would be necessary and agreed by the Board of Directors. The monthly payments were adjusted for the increase in rent of GRDG office and general inflation. Current monthly payments equal to $23,319. The Company incurred expenses of $79,516 and $ 70,258 for the three months ended March 31, 2020 and 2019, respectively. On March 31, 2020 and December 31, 2019 the Company owed this related party $0 and had prepaid monthly fees of $30,700 and $18,116, respectively.

Administrative and Accounting Services

SeD Development Management, LLC, an indirect subsidiary of SeD Ltd, provided administrative and accounting services to the Company and its subsidiaries. The Company incurred expenses of $0 and $1,500 for the three months ended March 31, 2020 and 2019, respectively. On March 31, 2020 and December 31, 2019, the Company owed this related party $0. As of January 1, 2020, both parties agreed to stop paying the service fee.

9

IMPACT Biomedical, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

Note 6 - Commitments and Contingencies

Leases

At March 31, 2020, Impact BioMedical, Inc. had not entered into any leases, as the Company had no employees.

Royalty Agreement

On August 15, 2018, the Company entered into Royalty Agreement with Chemia Corporation (“Chemia”) pursuant to which Chemia transferred to the Company all of its right to 3F (Functional Fragrance Formulation). 3F consists of 3F Mosquito Repellant and 3F Anti-Viral formulations. Based on the Royalty Agreement, the Company should cover all the costs to prepare and finalize necessary patent application and other intellectual property related to 3F. Chemia agreed to support the Company in efforts leading to development of 3F intellectual property and its licensing. Based on Royalty Agreement any payments received from development, sales, licensing or transfer of 3F technology will be paid 50% to the Company and 50% to Chemia. On November 27, 2018, Company and Chemia signed an Addendum to Royalty Agreement (“Addendum”), according to which the Company granted Chemia a royalty-based limited license for purposes of making and selling fragrances embodying the 3F technology. Based on the Addendum, Chemia should pay the Company 5% of net sales in royalty. On November 8, 2019, both companies entered into Amendment no.1 to Royalty Agreement, based on which certain expenses bore by the Company towards patent application and licensing should be reimbursed to the Company before any royalty payments are made. As on March 31, 2020 and December 31 2019 there were no reimbursements or royalties paid to the Company and the Company cannot be assured that Chemia’s efforts will end up in any future sales of the technology.

Note 7 – Subsequent Events

On March 12, 2020 Singapore eDevelopment Ltd., Global BioMedical Pte Ltd., Document Security Systems, Inc. (“DSS”) and DSS BioHealth Security Inc. (“DSS BioHealth”) signed Term Sheets and subsequently on April 21, 2020, these four companies entered into Share Exchange Agreement, based on which Global BioMedical Pte Ltd. agreed to sell all of the issued and outstanding shares of the Company to DSS BioHealth in exchange for the combination of common and preferred shares of DSS. The closing of this transaction is contingent upon DSS shareholders’ approval and all parties meeting the conditions of the Share Exchange Agreement. Our Company’s Chairman, who is also the largest shareholder of Singapore eDevelopment Ltd., is the beneficial owner of approximately 36.97% of the outstanding shares of DSS and is the Chairman of the Board of Directors of DSS. The Company is currently supporting Global BioMedical Pte Ltd. in meeting the closing conditions.

10

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA

Pursuant to the terms of the Share Exchange Agreement, DSS BioHealth Security, Inc., will purchase Impact BioMedical for $50 million (483,334 in Common Stock and a perpetual convertible preferred stock @ $6.48/share) for 100% of the business.

The following selected unaudited pro forma condensed combined financial information was prepared using the purchase method of accounting. The unaudited pro forma condensed combined balance sheet data assume that the share exchange took place on March 31, 2020 and combine Impact BioMedical’s historical balance sheet at March 31, 2020 with DSS’s historical balance sheet at March 31, 2020. The unaudited pro forma condensed combined statement of operations data for the year ended December 31, 2019 and for the three months ended March 31, 2020 assumes the Share Exchange took place on [ ] and combines statement of operations for the year and three months ended December 31, 2019 and March 31, 2020, respectively.

The selected unaudited pro forma condensed combined financial data are presented for illustrative purposes only and are not necessarily indicative of the combined financial position or results of operations of future periods or the results that actually would have been realized had the entities been a single entity during these periods.

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DOCUMENT SECURITY SYSTEMS.INC

Unaudited Pro Forma Condensed Consolidated Balance Sheet

March 31, 2020

	Pre-Acquisition DSS (Purchaser)	Record Purchase	Post-acquisition DSS (Purchaser)	ImpactBio (Target)	Proforma Adjustment (Note 1)	Proforma Adjustment (Note 2)	Consolidated Financials
ASSETS
Current Assets:
Cash	$3,802,000		$3,802,000	$130,000			$3,932,000
Accounts Receivable	3,582,000		3,582,000	-			3,582,000
Inventory	1,743,000		1,743,000	-			1,743,000
Prepaid Expense and other current assets	514,000		514,000	23,000			537,000
Total Current Assets	9,641,000	-	9,641,000	153,000	-	-	9,794,000
Property plant and equipment, net	4,925,000		4,925,000	-			4,925,000
Investment	2,154,000		2,154,000	-			2,154,000
Marketable Securities	570,000		570,000	-			570,000
Investment in Target	-	50,000,000	50,000,000	-	(127,000)	(49,873,000)	-
Notes Receivable	1,255,000		1,255,000	-			1,255,000
Other assets	54,000		54,000	-			54,000
Right-of -use assets	1,119,000		1,119,000	-			1,119,000
Goodwill	1,769,000		1,769,000	-		78,440,000	80,209,000
Other intangible assets, net	816,000		816,000	-			816,000
Total Assets	$22,303,000	$50,000,000	$72,303,000	$153,000	$(127,000)	$28,567,000	$100,896,000

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts Payable	$1,489,000		$1,489,000	$27,000			$1,516,000
Accrued expenses and deferred revenue	706,000		706,000				706,000
Other current liabilities	390,000		390,000				390,000
Revolving line of credit	800,000		800,000				800,000
Current portion of lease liabilities	369,000		369,000				369,000
Current portion of long-term debt, net	403,000		403,000				403,000
Total Current Liabilities	$4,157,000	$-	$4,157,000	$26,000	$-	$-	$4,183,000
Long-term debt, net	2,427,000		2,427,000				2,427,000
Long term lease liability	750,000		750,000				750,000
Other long-term liabilities	507,000		507,000				507,000
Deferred tax liability, net	44,000		44,000				44,000
Total Liabilities	$7,885,000	$-	$7,885,000	$26,000	$-	$-	$7,911,000
							-
Stockholders’ Equity							-
Common Stock	$42,000	$10,000	$52,000	$14,000	$(14,000)		$52,000
Convertible Preferred Stock	-	46,868,000	46,868,000	-			46,868,000
Additional Paid in Capital	119,624,000	3,122,000	122,746,000	1,802,000	(1,802,000)		122,746,000
Accumulated Deficit	(105,181,000)		(105,181,000)	(1,730,000)	1,730,000		(105,181,000)
Total Stockholders’ Equity (Deficit)	14,485,000	50,000,000	64,485,000	86,000	(86,000)	-	64,485,000
Non-Controlling Interests	(67,000)		(67,000)	41,000	(41,000)	28,567,000	28,500,000
Total Stockholders’ Equity (Deficit)	$14,418,000	$50,000,000	$64,418,000	$127,000	$(127,000)	$28,567,000	$92,985,000
							-
Total Liabilities & Stockholders’ Equity	$22,303,000	$50,000,000	$72,303,000	$153,000	$(127,000)	$28,567,000	$100,896,000

21

DOCUMENT SECURITY SYSTEMS.INC

Unaudited Pro Forma Condensed Consolidated Statements of Operations

Three Months Ended March 31, 2020

	DSS (Purchaser)	Impact BioMedical (Target)	Proforma Adjustment (Note 1)	Proforma Adjustment (Note 2)	Consolidated Proforma

Revenue:
Printed products	$3,949,000	$-	$-	$-	$3,949,000
Technology sales, services and licensing	479,000	-	-	-	479,000
Direct selling	573,000	-	-	-	573,000
Total revenue	$5,001,000	$-	$-	$-	$5,001,000
Costs and expense
Costs of revenue, exclusive of depreciation and amortization	$3,271,000	$-	$-	$-	$3,271,000
Selling, general and administrative (including stock based compensation)	2,641,000	125,000	-	-	2,766,000
Depreciation and amortization	360,000	-	-	-	360,000
Impairment of Goodwill	685,000	-	-	-	685,000
Total Operating Expense	6,957,000	125,000	-	-	7,082,000
Operating Loss	(1,956,000)	(125,000)	-	-	(2,081,000)
Other Income (expense)
Interest Income	24,000	-	-	-	24,000
Interest Expense	(39,000)	-	-	-	(39,000)
Gain on Marketable Securities	4,000	-	-	-	4,000
Amortization of deferred financing costs a debt discount	-	-	-	-	-
Financial Services	-		-	-	-
Loss from Security Investment by Equity Method	-	-	-	-	-
Loss from Acquisition	-	-	-	-	-
Total Other Expense	(11,000)	-	-	-	(11,000)
Income (loss) before income tax	(1,967,000)	(125,000)	-	-	(2,092,000)

Income tax benefit	-	-	-	-	-

Net Loss	$(1,967,000)	$(125,000)	$-	$-	$(2,092,000)

Add: loss attributed to noncontrolling interest	67,000	41,000	-	-	108,000

Net Loss Attributable to Common Stockholders	$(1,900,000)	$(84,000)	$-	$-	$(1,984,000)

Note 1:	Elimination of impactbio equity	Investment in subsidiary	126,000
		Accumulated Deficit	1,730,000
		Common Stock		14,000
		Additional Paid in Capital		1,802,000
		Non-Controlling Interests		40,000

Note 2:	Record goodwill	Goodwill	78,441,000
		Investment in subsidiary		49,874,000
		Non-Controlling Interests		28,567,000

Note 3:	Document Security Systems, Inc. has engaged an independent valuation firm to value the assets of Impact BioMedical, Inc. and its subsidiaries. For purposes of this proforma, and until the valuation is complete, the purchase price of $50 million is included in goodwill.

Note 4:	Document Security Systems, Inc. is analyzing the accounting treatment of the perpetual convertible preferred shares offered and for the purposes of this proforma has assumed that the transaction will be recorded as an equity transaction. Also, DSS is evaluating the valuation of those shares and the quoted price of the common shares and face value of the perpetual convertible preferred shares have been assumed to be $50 million.

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DOCUMENT SECURITY SYSTEMS.INC

Unaudited Pro Forma Condensed Consolidated Balance Sheet

December 31, 2019

Ended December 31, 2019
	Pre-Acquisition DSS (Purchaser)	Record Purchase	Post-acquisition DSS (Purchaser)	ImpactBio Medical, Inc. (Target)	Proforma Adjustment (Note 1)	Proforma Adjustment (Note 2)	Consolidated Financials
ASSETS
Current Assets:
Cash	$1,096,000		$1,096,000	$109,000			$1,205,000
Accounts Receivable	4,212,000		4,212,000	-			4,212,000
Inventory	1,708,000		1,708,000	-			1,708,000
Prepaid Expense and other current assets	460,000		460,000	30,000			490,000
Total Current Assets	7,476,000	-	7,476,000	139,000	-	-	7,615,000
Property plant and equipment, net	5,061,000		5,061,000	-			5,061,000
Investment	2,154,000		2,154,000	-			2,154,000
Investment in Target	-	50,000,000	50,000,000	-	(132,000)	(49,868,000)	-
Notes Receivable	793,000		793,000	-			793,000
Other assets	50,000		50,000	-			50,000
Right-of -use assets	1,223,000		1,223,000	-			1,223,000
Goodwill	2,454,000		2,454,000	-		78,435,000	80,889,000
Other intangible assets, net	935,000		935,000	-			935,000
Total Assets	$20,146,000	$50,000,000	$70,146,000	$139,000	$(132,000)	$28,567,000	$98,720,000

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts Payable	$1,492,000		$1,492,000	$7,000			$1,499,000
Accrued expenses and deferred revenue	936,000		936,000				936,000
Other current liabilities	390,000		390,000				390,000
Revolving line of credit	500,000		500,000				500,000
Current portion of lease liabilities	397,000		397,000				397,000
Current portion of long-term debt, net	441,000		441,000				441,000
Total Current Liabilities	$4,156,000	$-	$4,156,000	$7,000	$-	$-	$4,163,000
Long-term debt, net	2,310,000		2,310,000				2,310,000
Long term lease liability	826,000		826,000				826,000
Other long-term liabilities	507,000		507,000				507,000
Deferred tax liability, net	44,000		44,000				44,000
Total Liabilities	$7,843,000	$-	$7,843,000	$7,000	$-	$-	$7,850,000
							-
Stockholders’ Equity							-
Common Stock	$24,000	$10,000	$34,000	$-	$-		$34,000
Convertible Preferred Stock	-	46,868,000	46,868,000	-			46,868,000
Additional Paid in Capital	115,560,000	3,122,000	118,682,000	1,732,000	(1,732,000)		118,682,000
Accumulated Deficit	(103,281,000)		(103,281,000)	(1,646,000)	1,646,000		(103,281,000)
Total Stockholders’ Equity (Deficit)	12,303,000	50,000,000	62,303,000	86,000	(86,000)	-	62,303,000
Non-Controlling Interests	-			46,000	(46,000)	28,567,000	28,567,000
Total Stockholders’ Equity (Deficit)	$12,303,000	$50,000,000	$62,303,000	$132,000	$(132,000)	$28,567,000	$90,870,000
							-
Total Liabilities & Stockholders’ Equity	$20,146,000	$50,000,000	$70,146,000	$139,000	$(132,000)	$28,567,000	$98,720,000

23

DOCUMENT SECURITY SYSTEMS.INC

Unaudited Pro Forma Condensed Consolidated Statement of Operations

Year Ended December 31, 2019

	DSS (Purchaser)	Impact BioMedical (Target)	Proforma Adjustment (Note 1)	Proforma Adjustment (Note 2)	Consolidated Proforma
Revenue:
Printed products	$17,090,000	$-	$-	$-	$17,090,000
Technology sales, services and licensing	2,148,000	-			2,148,000
Direct selling	172,000	-			172,000
Total revenue	$19,410,000	$-	$-	$-	$19,410,000
Costs and expense
Costs of revenue, exclusive of depreciation and amortization	$12,602,000	$-			$12,602,000
Selling, general and administrative (including stock based compensation)	8,284,000	523,000			8,807,000
Depreciation and amortization	1,404,000	-			1,404,000
Total Operating Expense	22,290,000	523,000	-	-	22,813,000
Operating Loss	(2,880,000)	(523,000)	-	-	(3,403,000)
Other Income (expense)
Interest Income	25,000	-			25,000
Interest Expense	(157,000)	-			(157,000)
Amortization of deferred financing costs a debt discount	(2,000)	-			(2,000)
Financial Services	-	(1,000)			(1,000)
Loss from Security Investment by Equity Method	-	(40,000)			(40,000)
Loss from Acquisition	-	(90,000)			(90,000)
Total Other Expense	(134,000)	(131,000)	-	-	(265,000)
Income (loss) before income tax	(3,014,000)	(654,000)	-	-	(3,668,000)

Income tax benefit	(125,000)	-			(125,000)

Net Loss	$(2,889,000)	$(654,000)	$-	$-	$(3,543,000)

Add: loss attributed to noncontrolling interest	-	200,000			200,000

Net Loss Attributable to Common Stockholders	$(2,889,000)	$(454,000)	$-	$-	$(3,343,000)

Other comprehensive income (loss)
Interest rate swap loss	(15,000)	-			(15,000)
Settlement of Interest rate swap	22,000	-			22,000

Comprehensive income (loss)	$(2,882,000)	$(654,000)	$-	$-	$(3,536,000)

Note 1:	Elimination of ImpactBio equity	Investment in subsidiary	132,000
		Accumulated Deficit	1,646,000
		Common Stock	-
		Additional Paid in Capital	1,732,000
		Non-Controlling Interests	46,000

Note 2:	Record goodwill	Goodwill	78,435,000
		Investment in subsidiary	49,868,000
		Non-Controlling Interests	28,567,000

Note 3:	Document Security Systems, Inc. has engaged an independent valuation firm to value the assets of Impact BioMedical, Inc. and its subsidiaries. For purposes of this proforma, and until the valuation is complete, the purchase price of $50 million is included in goodwill.

Note 4:	Document Security Systems, Inc. is analyzing the accounting treatment of the perpetual convertible preferred shares offered and for the purposes of this proforma has assumed that the transaction will be recorded as an equity transaction. Also, DSS is evaluating the valuation of those shares and the quoted price of the common shares and face value of the perpetual convertible preferred shares have been assumed to be $50 million.

24

MARKET PRICE AND DIVIDEND INFORMATION

Document Security Systems

Document Security Systems Common Stock currently trades on the NYSE American under the symbol “DSS.” The closing bid price of DSS Common Stock on the NYSE American on [____] was $[___] per share.

As of June 18, 2020, there were 2,110,778 stockholders of record of DSS Common Stock

The Company has not paid cash dividends on its Common Stock and has no intention to do so at the current time.

Impact

Impact BioMedical, Inc.’s shares of common stock are not publicly traded, and Impact does not currently file reports with the SEC.

Impact has not paid any cash dividends on its common stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ISSUANCE OF OUR COMMON STOCK AND SERIES A PREFERRED STOCK IN CONNECTION WITH THE ACQUISITION OF IMPACT BIOMEDICAL AND ITS SUBSIDIARIES.

PROPOSAL 2

THE ADJOURNMENT OF THE SPECIAL MEETING

Our stockholders are being asked to consider and vote upon an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of approval of the proposed Share Exchange as described in Proposal 1.

Approval of the adjournment of the Special Meeting requires an affirmative vote of a majority of the votes cast on the proposal at the Special Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING, IF A QUORUM IS PRESENT, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES TO APPROVE PROPOSAL 1, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE ADJOURNMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

25

PROPOSAL 3

RATIFICATION OF APPROVAL BY BOARD OF DIRECTORS OF BYLAW AMENDMENT TO

ALLOW FOR PARTICIPATION IN STOCKHOLDER MEETINGS BY MEANS OF VIRTUAL MEETING TECHNOLOGY

Our Board has approved an amendment, or Virtual Meeting Bylaw Amendment, to our Fifth Amended and Restated Bylaws, or bylaws, that allows us to hold virtual stockholder meetings in accordance with the March 7 Executive Order 202 – Declaring a Disaster Emergency in the State of New York - and its successor Executive Orders, or in accordance with any applicable law, now or in the future. Specifically, the Virtual Meeting Bylaw Amendment revises Section 5.1 of the bylaws to provide that our Board of Directors may, in its sole discretion, if permitted by law, determine that a future stockholder meeting will not be held at any physical location, but instead be held as a virtual meeting, and that if authorized by our Board of Directors, and subject to such guidelines and procedures as our Board of Directors may adopt, stockholders and proxy holders not physically present at a future meeting of stockholders may, by means of remote communication (a) participate in a meeting of stockholders; and (b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of virtual meeting technology, provided that (i) we implement reasonable measures to verify that each person deemed present and permitted to vote at a virtual meeting is a stockholder or proxy holder; (ii) we implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with those proceedings; and (iii) if any stockholder or proxy holder votes or takes other action at the virtual meeting, a record of that vote or other action must be maintained by us.

Meetings of our stockholders may not be in a convenient location for many of our stockholders. We believe that the Virtual Meeting Bylaw Amendment will give our Board the flexibility to take action to enhance the opportunity of the Company’s stockholders to attend and participate in stockholder meetings. However, even if our Board is permitted to designate stockholder meetings be held virtually, we currently intend that stockholder meetings will continue to be held in person at a physical location so that all stockholders will continue to be entitled to attend stockholder meetings in person if they prefer to do so. The Virtual Meeting Bylaw Amendment is not intended to have any effect on the ability of stockholders to vote their shares by proxy, via telephone, the Internet, or by completion of a proxy card, any time before a meeting of stockholders.

Although the adoption and implementation of the Virtual Meeting Bylaw Amendment did not require the approval of the Company’s stockholders, we are submitting the Virtual Meeting Bylaw Amendment to the Company’s stockholders for ratification of our Board of Directors’ approval thereof, in order to provide the Company’s stockholders an opportunity to express their views on this matter. The stockholder vote on this matter will be considered advisory in nature and not binding on us, but will be considered by our Board of Directors when it determines whether to exercise the authority granted by the Virtual Meeting Bylaw Amendment and whether to retain the provisions of the Virtual Meeting Bylaw Amendment when considering other possible future amendments to our bylaws.

The description of the Virtual Meeting Bylaw Amendment set forth above is qualified in its entirety by reference to the text of the Virtual Meeting Bylaw Amendment, which is attached as Appendix C to this Proxy Statement.

Vote Required and Board of Directors Recommendation

The affirmative vote of a majority of the shares of common stock properly cast at the Special Meeting is required to approve this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPROVAL BY THE BOARD OF DIRECTORS OF THE VIRTUAL MEETING BYLAW AMENDMENT ALLOWING FOR PARTICIPATION IN STOCKHOLDER MEETINGS BY MEANS OF VIRTUAL MEETING TECHNOLOGY.

26

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT BEFORE AND AFTER THE SHARE EXCHANGE

The following table sets forth beneficial ownership of Common Stock as of June 18, 2020 by each person known by the Company to beneficially own more than 5% of the Common Stock, each director and each executive officer, and by all of the Company’s directors and executive officers as a group. Each person has sole voting and dispositive power over the shares listed opposite his or her name except as indicated in the footnotes to the table and each person’s address is c/o Document Security Systems, Inc., 200 Canal View Boulevard, Suite 104, Rochester, New York 14623.

For purposes of this table, beneficial ownership is determined in accordance with SEC rules, and includes investment power with respect to shares owned and shares issuable pursuant to warrants or options exercisable within 60 days of June 18, 2020.

The percentages of shares beneficially owned are based on 2,110,778 shares of our Common Stock issued and outstanding as of June 18, 2020, and is calculated by dividing the number of shares that person beneficially owns by the sum of (a) the total number of shares outstanding on June 18, 2020, plus (b) the number of shares such person has the right to acquire within 60 days of June 18, 2020. The percentages of shares beneficially owned after the Share Exchange are based on 2,594,112 shares of our Common Stock issued and outstanding after the proposed Share Exchange.

	Before Share Exchange			After Share Exchange
Directors, Named Executive Officers and 5% Beneficial Owners	Shares		Percentage	Shares		Percentage
Officers and Directors
Heng Fai Ambrose Chan	756,156	(1)	36.2%	1,248,490	(2)	48.1%
Frank Heuszel	2,492		*	2,492		*
Sassuan Lee	1,019		*	1,019		*
Jose Escudero	1,019		*	1,019		*
John Thatch	1,019		*	1,019		*
Lowell Wai Wah	1,359		*	1,359		*
William Wu	1,019		*	1,019		*
Jason Grady	2,492		*	2,492		*
All officers and directors as a group (8 persons)	775,575		36.7%	1,258,909		48.5%
Global BioMedical, Inc. (2)	-		-	483,334		18.6%

*	Less than 1%.

(1)	Includes 80,920 individually owned shares of the Company’s Common Stock, 16,667 shares of the Company’s Common Stock owned by BMI Capital Partners International Limited, 59,551 shares of the Company’s Common Stock owned by Heng Fai Holdings Limited, 585,251 shares of the Company’s Common Stock owned by LiquidValue Development Pte Ltd, and 22,767 shares of the Company’s Common Stock owned by Hengfai Business Development Pte. Ltd. Mr. Chan has dispositive power over all of these shares.

(2)	Includes 483,334 shares of the Company’s Common Stock that will be owned by Global BioMedical, Inc. following the Share Exchange. Mr. Chan will have dispositive power over these shares.

27

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities

The number of outstanding shares of our Common Stock at the close of business on June 18, 2020, the Record Date for determining our stockholders who are entitled to notice of and to vote at the Special Meeting, is 2,110,778.

STOCKHOLDER PROPOSALS

There are no proposals by any security holder which are or could have been included within this proxy statement.

****

Important Notice Regarding the Availability of this Proxy Statement

We have opted to provide our materials pursuant to the full set delivery option in connection with the Special Meeting. Under the full set delivery option, a company delivers all proxy materials to its shareholders. The approximate date on which the proxy statement and proxy card are intended to be first sent or given to the Company’s stockholders is [____], 2020. This delivery can be by mail or, if a stockholder has previously agreed, by e-mail. In addition to delivering proxy materials to stockholders, the Company must also post all proxy materials on a publicly accessible website and provide information to stockholders about how to access that website. Accordingly, you should have received our proxy materials by mail or, if you previously agreed, by e-mail. These proxy materials include the Notice of Special Meeting of Stockholders, proxy statement, and proxy card. These materials are available free of charge at www.proxyvote.com.

SOLICITATION OF PROXIES

The Company will pay the cost of soliciting proxies for the Special Meeting. In addition to solicitation by mail, directors, officers and regular employees of the Company and other authorized persons may solicit the return of proxies by telephone, telegram or personal interview. The Company will request brokerage houses, custodians, nominees and fiduciaries to forward soliciting material to their principals and will agree to reimburse them for their reasonable out-of-pocket expenses.

The Company has engaged The Proxy Advisory Group, LLC to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $15,000 in total.

AVAILABLE INFORMATION

We are currently subject to the information requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file periodic reports, Proxy Statements and other information with the SEC relating to our business, financial statements and other matters. Copies of such reports, Proxy Statements and other information may be copied (at prescribed rates) at the public reference room maintained by the SEC at 100 F Street NE, Washington DC 20549. For further information concerning the SEC’s public reference room, you may call the SEC at 1-800-SEC-0330. Some of this information may also be accessed on the World Wide Web through the SEC’s Internet address at http://www.sec.gov.

Requests for documents relating to the Company should be directed to:

DOCUMENT SECURITY SYSTEMS, INC.

200 Canal View Boulevard, Suite 104

Rochester, New York 14623

Attention: Frank D. Heuszel

* * *

BY ORDER OF THE BOARD OF DIRECTORS

/s/
Frank D. Heuszel
Chief Executive Officer
[City], [State]
[_______], 2020

28

Appendix A

SHARE EXCHANGE AGREEMENT

among

SINGAPORE EDEVELOPMENT LTD.,

GLOBAL BIOMEDICAL PTE LTD.,

DOCUMENT SECURITY SYSTEMS, INC.

and

DSS BIOHEALTH SECURITY INC.

dated as of

April 21, 2020

ii

EXHIBITS

Exhibit A	Form of Certificate of Designations

iii

SHARE EXCHANGE AGREEMENT

This Share Exchange Agreement (this “Agreement”), dated as of April 21, 2020, is entered into among Singapore eDevelopment Ltd., a Singapore corporation, company no. 200916763W having its office at 7 Temasek Boulevard #29-01B, Suntec Tower One, Singapore 038987 (“SED”), Global BioMedical Pte Ltd., a Singapore corporation, company no. 201707501G having its office at 7 Temasek Boulevard #29-01B, Suntec Tower One, Singapore 038987 (the “Seller”), Document Security Systems, Inc., a New York corporation, having its office at 200 Canal View Blvd, Suite 300, Rochester, NY 14623 (“DSS”) and DSS BioHealth Security Inc., a Nevada corporation, having its office at 200 Canal View Blvd, Suite 300, Rochester, NY 14623 (the “Buyer”). Each of SED, Seller, DSS and Buyer is referred to herein as a “Party” and they are referred to collectively as the “Parties.”

RECITALS

WHEREAS, Seller owns all of the issued and outstanding shares of common stock, par value $0.001 per share (the “Impact Shares”), of Impact BioMedical Inc., a Nevada corporation, having its office at 4800 Montgomery Lane Suite 210 Bethesda, MD 20814 (the “Company”); and

WHEREAS, SED owns all of the issued and outstanding shares of Seller; and

WHEREAS, Seller wishes to sell to Buyer, and Buyer wishes to purchase from Seller, the Impact Shares, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

ARTICLE I
Definitions

The following terms have the meanings specified or referred to in this ARTICLE I:

“Acquisition Proposal” has the meaning set forth in Section 5.03(a).

“Action” means any claim, action, cause of action, demand, lawsuit, arbitration, inquiry, audit, notice of violation, proceeding, litigation, citation, summons, subpoena or investigation of any nature, civil, criminal, administrative, regulatory or otherwise, whether at law or in equity.

“Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreed Value” has the meaning set forth in Section 2.02(a)

“Agreement” has the meaning set forth in the preamble.

“Allocation Schedule” has the meaning set forth in Section 6.05(b).

“Ancillary Documents” means the Certificate of Designations.

“Annual Financial Statements” has the meaning set forth in Section 3.07(a).

“Balance Sheet” has the meaning set forth in Section 3.07(a).

“Balance Sheet Date” has the meaning set forth in Section 3.07(a).

“Basket” has the meaning set forth in Section 8.04(a).

“Benefit Plan” has the meaning set forth in Section 3.22(a).

“Business Day” means any day except Saturday, Sunday or any other day on which commercial banks located in New York, New York, are authorized or required by Law to be closed for business.

“Business Privacy and Data Security Policies” means all of Seller’s past or present, internal or public-facing policies, notices, and statements concerning the privacy, security, or Processing of Personal Information in the conduct of the Business.

“Buyer” has the meaning set forth in the preamble.

“Buyer Indemnitees” has the meaning set forth in Section 8.02.

“Buyer’s Accountants” means Freed Maxick CPAs, P.C.

“Cap” has the meaning set forth in Section 8.04(a).

“CERCLA” means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§ 9601 et seq.

“Certificate of Designations” has the meaning set forth in Section 2.02(b)(ii).

“Closing” has the meaning set forth in Section 2.05.

“Closing Date” has the meaning set forth in Section 2.05.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” has the meaning set forth in Section 3.03(a).

“Company” has the meaning set forth in the recitals.

“Company Group” means the Company and each Subsidiary.

“Company Intellectual Property” means all Intellectual Property that is owned by the Company Group.

“Company IP Agreements” means all licenses, sublicenses, consent to use agreements, settlements, coexistence agreements, covenants not to sue, waivers, releases, permissions and other Contracts, whether written or oral, relating to Intellectual Property to which a member of the Company Group is a party, beneficiary or otherwise bound.

2

“Company IP Registrations” means all Company Intellectual Property that is subject to any issuance, registration or application by or with any Governmental Authority or authorized private registrar in any jurisdiction, including issued patents, registered trademarks, domain names and copyrights, and pending applications for any of the foregoing.

“Company IT Systems” means all computer software, computer hardware, servers, networks, platforms, peripherals, and similar or related items of automated, computerized, or other information technology (IT) networks and systems (including telecommunications networks and systems for voice, data and video) owned, leased, licensed, or used (including through cloud-based or other third-party service providers) by the Company Group.

“Company Material Adverse Effect” means any event, occurrence, fact, condition or change that is, or could reasonably be expected to become, individually or in the aggregate, materially adverse to (a) the business, results of operations, condition (financial or otherwise), assets or prospects of the Company Group taken as a whole, or (b) the ability of Seller and SED to consummate the transactions contemplated hereby on a timely basis.

“Contracts” means all contracts, leases, deeds, mortgages, licenses, instruments, notes, commitments, undertakings, indentures, joint ventures and all other agreements, commitments and legally binding arrangements, whether written or oral.

“Current Liabilities” means accounts payable, accrued Taxes and accrued expenses, but excluding payables to any of the Company’s Affiliates, directors, employees, officers or stockholders and any of their respective Affiliates, deferred Tax liabilities, Transaction Expenses and the current portion of any Indebtedness of the Company, determined in accordance with GAAP applied using the same accounting methods, practices, principles, policies and procedures, with consistent classifications, judgments and valuation and estimation methodologies that were used in the preparation of the Annual Financial Statements for the most recent fiscal year end as if such accounts were being prepared and audited as of a fiscal year end.

“Direct Claim” has the meaning set forth in Section 8.05(c).

“Disclosure Schedules” means the Disclosure Schedules delivered by Seller and SED and by Buyer and DSS concurrently with the execution and delivery of this Agreement.

“Dollars or $” means the lawful currency of the United States of America.

“DSS” has the meaning set forth in the preamble.

“DSS Common Shares” has the meaning set forth in Section 2.02(b)(i).

“DSS Material Adverse Effect” means any event, occurrence, fact, condition or change that is, or could reasonably be expected to become, individually or in the aggregate, materially adverse to (a) the business, results of operations, condition (financial or otherwise), assets or prospects of DSS and its subsidiaries taken as a whole, or (b) the ability of Buyer and DSS to consummate the transactions contemplated hereby on a timely basis.

“DSS Preferred Shares” has the meaning set forth in Section 2.02(b)(ii).

“DSS Proxy Filing Date” means the date on which DSS first files with the SEC the preliminary DSS Proxy Statement.

3

“DSS Proxy Statement” means the notice of meeting and proxy statement, together with any supplements and other disclosure documents related thereto, to be drafted by DSS and its counsel and sent to holders of DSS common stock in connection with the DSS Stockholders’ Meeting.

“DSS Shares” has the meaning set forth in Section 2.02(b)(ii).

“DSS Stockholders’ Meeting” means the meeting of the holders of DSS common stock to consider and vote on the transactions contemplated by this Agreement, and any postponement or adjournment thereof.

“Encumbrance” means any charge, claim, community property interest, pledge, condition, equitable interest, lien (statutory or other), option, security interest, mortgage, easement, encroachment, right of way, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership.

“Environmental Attributes” means any emissions and renewable energy credits, energy conservation credits, benefits, offsets and allowances, emission reduction credits or words of similar import or regulatory effect (including emissions reduction credits or allowances under all applicable emission trading, compliance or budget programs, or any other federal, state or regional emission, renewable energy or energy conservation trading or budget program) that have been held, allocated to or acquired for the development, construction, ownership, lease, operation, use or maintenance of any member of the Company Group as of: (i) the date of this Agreement; and (ii) future years for which allocations have been established and are in effect as of the date of this Agreement.

“Environmental Claim” means any Action, Governmental Order, lien, fine, penalty, or, as to each, any settlement or judgment arising therefrom, by or from any Person alleging liability of whatever kind or nature (including liability or responsibility for the costs of enforcement proceedings, investigations, cleanup, governmental response, removal or remediation, natural resources damages, property damages, personal injuries, medical monitoring, penalties, contribution, indemnification and injunctive relief) arising out of, based on or resulting from: (a) the presence, Release of, or exposure to, any Hazardous Materials; or (b) any actual or alleged non-compliance with any Environmental Law or term or condition of any Environmental Permit.

“Environmental Law” means any applicable Law, and any Governmental Order or binding agreement with any Governmental Authority: (a) relating to pollution (or the cleanup thereof) or the protection of natural resources, endangered or threatened species, human health or safety, or the environment (including ambient air, soil, surface water or groundwater, or subsurface strata); or (b) concerning the presence of, exposure to, or the management, manufacture, use, containment, storage, recycling, reclamation, reuse, treatment, generation, discharge, transportation, processing, production, disposal or remediation of any Hazardous Materials. The term “Environmental Law” includes, without limitation, the following (including their implementing regulations and any state analogs): the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§ 9601 et seq.; the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. §§ 6901 et seq.; the Federal Water Pollution Control Act of 1972, as amended by the Clean Water Act of 1977, 33 U.S.C. §§ 1251 et seq.; the Toxic Substances Control Act of 1976, as amended, 15 U.S.C. §§ 2601 et seq.; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001 et seq.; the Clean Air Act of 1966, as amended by the Clean Air Act Amendments of 1990, 42 U.S.C. §§ 7401 et seq.; and the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. §§ 651 et seq.

4

“Environmental Notice” means any written directive, notice of violation or infraction, or notice respecting any Environmental Claim relating to actual or alleged non-compliance with any Environmental Law or any term or condition of any Environmental Permit.

“Environmental Permit” means any Permit, letter, clearance, consent, waiver, closure, exemption, decision or other action required under or issued, granted, given, authorized by or made pursuant to Environmental Law.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

“ERISA Affiliate” means all employers (whether or not incorporated) that would be treated together with the Company or any of its Affiliates as a “single employer” within the meaning of Section 414 of the Code or Section 4001 of ERISA.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“FDA” has the meaning set forth in Section 3.19(c)

“Financial Statements” has the meaning set forth in Section 3.07(a).

“GAAP” means United States generally accepted accounting principles in effect from time to time.

“Government Contracts” has the meaning set forth in Section 3.10(a)(viii).

“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction, or any securities exchange on which the securities of the relevant Party are listed or traded.

“Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

“Hazardous Materials” means: (a) any material, substance, chemical, waste, product, derivative, compound, mixture, solid, liquid, mineral or gas, in each case, whether naturally occurring or manmade, that is hazardous, acutely hazardous, toxic, or words of similar import or regulatory effect under Environmental Laws; and (b) any petroleum or petroleum-derived products, radon, radioactive materials or wastes, asbestos in any form, lead or lead-containing materials, urea formaldehyde foam insulation, and polychlorinated biphenyls.

5

“Health Care Laws” has the meaning set forth in Section 3.19(c).

“Impact Shares” has the meaning set forth in the recitals.

“Impact Value” has the meaning set forth in Section 7.02(c).

“Indebtedness” means, without duplication and with respect to the Company Group, all (a) indebtedness for borrowed money; (b) obligations for the deferred purchase price of property or services, (c) long or short-term obligations evidenced by notes, bonds, debentures or other similar instruments; (d) obligations under any interest rate, currency swap or other hedging agreement or arrangement; (e) capital lease obligations; (f) reimbursement obligations under any letter of credit, banker’s acceptance or similar credit transactions; (g) guarantees made by a member of the Company Group on behalf of any third party in respect of obligations of the kind referred to in the foregoing clauses (a) through (f); and (h) any unpaid interest, prepayment penalties, premiums, costs and fees that would arise or become due as a result of the prepayment of any of the obligations referred to in the foregoing clauses (a) through (g).

“Indemnified Party” has the meaning set forth in Section 8.05.

“Indemnifying Party” has the meaning set forth in Section 8.05.

“Independent Accountant” has the meaning set forth in Section 6.01(c).

“Insurance Policies” has the meaning set forth in Section 3.17.

6

“Intellectual Property” means any and all rights in, arising out of, or associated with any of the following in any jurisdiction throughout the world: (a) issued patents and patent applications (whether provisional or non-provisional), including divisionals, continuations, continuations-in-part, substitutions, reissues, reexaminations, extensions, or restorations of any of the foregoing, and other Governmental Authority-issued indicia of invention ownership (including certificates of invention, petty patents, and patent utility models) (“Patents”); (b) trademarks, service marks, brands, certification marks, logos, trade dress, trade names, and other similar indicia of source or origin, together with the goodwill connected with the use of and symbolized by, and all registrations, applications for registration, and renewals of, any of the foregoing (“Trademarks”); (c) copyrights and works of authorship, whether or not copyrightable, and all registrations, applications for registration, and renewals of any of the foregoing (“Copyrights”); (d) internet domain names and social media account or user names (including “handles”), whether or not Trademarks, all associated web addresses, URLs, websites and web pages, social media sites and pages, and all content and data thereon or relating thereto, whether or not Copyrights; (e) mask works, and all registrations, applications for registration, and renewals thereof; (f) industrial designs, and all Patents, registrations, applications for registration, and renewals thereof; (g) trade secrets, know-how, inventions (whether or not patentable), discoveries, improvements, technology, business and technical information, databases, data compilations and collections, tools, methods, processes, techniques, and other confidential and proprietary information and all rights therein (“Trade Secrets”); (h) computer programs, operating systems, applications, firmware, and other code, including all source code, object code, application programming interfaces, data files, databases, protocols, specifications, and other documentation thereof; (i) rights of publicity; and (j) all other intellectual or industrial property and proprietary rights.

“Interim Balance Sheet” has the meaning set forth in Section 3.07(a).

“Interim Balance Sheet Date” has the meaning set forth in Section 3.07(a).

“Interim Financial Statements” has the meaning set forth in Section 3.07(a).

“Knowledge of Seller or Seller’s Knowledge” or any other similar knowledge qualification, means the actual or constructive knowledge of any director or officer of SED, Seller or the Company, after due inquiry.

“Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any Governmental Authority.

“Liabilities” has the meaning set forth in Section 3.08.

7

“Licensed Intellectual Property” means all Intellectual Property in which a member of the Company Group holds any rights or interests granted by other Persons, including Seller or any of its Affiliates.

“Losses” means losses, damages, liabilities, deficiencies, Actions, judgments, interest, awards, penalties, fines, costs or expenses of whatever kind, including reasonable attorneys’ fees and the cost of enforcing any right to indemnification hereunder and the cost of pursuing any insurance providers; provided, however, that “Losses” shall not include punitive damages, except to the extent actually awarded to a Governmental Authority or other third party.

“Material Contracts” has the meaning set forth in Section 3.10(a).

“Money Laundering Laws” has the meaning set forth in Section 3.24.

“Party” has the meaning set forth in the preamble.

“PCAOB” means the United States Public Company Accounting Oversight Board.

“Permits” means all permits, licenses, franchises, approvals, authorizations, consents, registrations, certificates, variances and similar rights obtained, or required to be obtained, from Governmental Authorities.

“Permitted Encumbrances” has the meaning set forth in Section 3.11(a).

“Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity.

“Personal Information” means any information that identifies or, alone or in combination with any other information, could reasonably be used to identify, locate, or contact a natural Person, including name, street address, telephone number, email address, identification number issued by a Governmental Authority, credit card number, bank information, customer or account number, online identifier, device identifier, IP address, browsing history, search history, or other website, application, or online activity or usage data, location data, biometric data, medical or health information, or any other information that is considered “personally identifiable information,” “personal information,” or “personal data” under applicable Law, and all data associated with any of the foregoing that are or could reasonably be used to develop a profile or record of the activities of a natural Person across multiple websites or online services, to predict or infer the preferences, interests, or other characteristics of a natural Person, or to target advertisements or other content to a natural Person.

“Platform Agreements” has the meaning set forth in Section 3.12(h).

“Post-Closing Tax Period” means any taxable period beginning after the Closing Date and, with respect to any taxable period beginning before and ending after the Closing Date, the portion of such taxable period beginning after the Closing Date.

“Post-Closing Taxes” means Taxes of the Company Group for any Post-Closing Tax Period.

“Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date and, with respect to any taxable period beginning before and ending after the Closing Date, the portion of such taxable period ending on and including the Closing Date.

“Pre-Closing Taxes” means Taxes of the Company Group for any Pre-Closing Tax Period.

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“Privacy Laws” means all applicable Laws, Governmental Orders, and binding guidance issued by any Governmental Authority concerning the privacy, security, or Processing of Personal Information (including Laws of jurisdictions where Personal Information was collected), including, as applicable, data breach notification Laws, consumer protection Laws, Laws concerning requirements for website and mobile application privacy policies and practices, Social Security number protection Laws, data security Laws, and Laws concerning email, text message, or telephone communications. Without limiting the foregoing, Privacy Laws include: the Federal Trade Commission Act, the Telephone Consumer Protection Act, the Telemarketing and Consumer Fraud and Abuse Prevention Act, the Controlling the Assault of Non-Solicited Pornography and Marketing Act of 2003, the Children’s Online Privacy Protection Act, the California Consumer Privacy Act of 2018, the Computer Fraud and Abuse Act, the Electronic Communications Privacy Act, the Fair Credit Reporting Act, the Fair and Accurate Credit Transaction Act, the Health Insurance Portability and Accountability Act of 1996, as amended and supplemented by the Health Information Technology for Economic and Clinical Health Act of the American Recovery and Reinvestment Act of 2009, the Gramm-Leach-Bliley Act, the Family Educational Rights and Privacy Act, the GDPR, and all other similar international, federal, state, provincial, and local Laws.

“Processing” means any operation performed on Personal Information, including the collection, creation, receipt, access, use, handling, compilation, analysis, monitoring, maintenance, storage, transmission, transfer, protection, disclosure, destruction, or disposal of Personal Information.

“Purchase Price” has the meaning set forth in Section 2.02.

“Real Property” means the real property owned, leased or subleased by the Company Group, together with all buildings, structures and facilities located thereon.

“Release” means any actual or threatened release, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, abandonment, disposing or allowing to escape or migrate into or through the environment (including, without limitation, ambient air (indoor or outdoor), surface water, groundwater, land surface or subsurface strata or within any building, structure, facility or fixture).

“Representative” means, with respect to any Person, any and all directors, officers, employees, consultants, financial advisors, counsel, accountants and other agents of such Person.

“Restricted Business” means biomedical sciences research and development for licensing and distribution, in the areas of healthcare and consumer products..

“Restricted Period” has the meaning set forth in Section 5.06(a).

“SEC” means the United States Securities and Exchange Commission.

“SEC Reports” has the meaning set forth in Section 4.08(a).

“Securities Act” means the U.S. Securities Act of 1933, as amended

“SED” has the meaning set forth in the preamble.

“SED Meeting Circular” means the notice of meeting and circular, together with any supplements and other disclosure documents related thereto, to be drafted by SED and its counsel and sent to holders of SED stock in connection with the SED Stockholders’ Meeting.

“SED Circular Filing Date” means the date on which SED first files with the Singapore Exchange the SED Meeting Circular.

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“SED Stockholders’ Meeting” means the extraordinary general meeting of the holders of SED stock to consider and vote on the transactions contemplated by this Agreement, and any postponement or adjournment thereof.

“Section 338(h)(10) Election” has the meaning set forth in Section 6.05(a).

“Seller” has the meaning set forth in the preamble.

“Seller Indemnitees” has the meaning set forth in Section 8.03.

“Seller’s Accountants” means Turner, Stone & Company, LLP.

“Straddle Period” has the meaning set forth in Section 6.04.

“Subsidiary” has the meaning set forth in Section 3.04.

“Subsidiary Equity Interests” has the meaning set forth in Section 3.04.

“Taxes” means all federal, state, local, foreign and other income, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties.

“Tax Claim” has the meaning set forth in Section 6.06.

“Tax Return” means any return, declaration, report, claim for refund, information return or statement or other document relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“Territory” means the United States of America and its Territories and Possessions.

“Third Party Claim” has the meaning set forth in Section 8.05(a).

“Transaction Expenses” means all fees and expenses incurred by the Company, Seller or SED at or prior to the Closing in connection with the preparation, negotiation and execution of this Agreement and the Ancillary Documents, and the performance and consummation of the transactions contemplated hereby and thereby.

“Transfer” means, with respect to any DSS Share and the associated interest in DSS, a transaction by which Seller assigns such DSS Share to another Person who is or becomes a shareholder of DSS, and includes a sale, assignment, gift, exchange or any other disposition by Law or otherwise, including any transfer upon foreclosure of any pledge, encumbrance, hypothecation or mortgage.

“Union” has the meaning set forth in Section 3.09(t).

“Valuation Report” has the meaning set forth in Section 7.02(c).

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“WARN Act” means the federal Worker Adjustment and Retraining Notification Act of 1988, and similar state, local and foreign laws related to plant closings, relocations, mass layoffs and employment losses.

ARTICLE II
Purchase and sale

Section 2.01 Purchase and Sale. Subject to the terms and conditions set forth herein, at the Closing, Seller shall sell to Buyer, and Buyer shall purchase from Seller, the Impact Shares, free and clear of all Encumbrances, for the consideration specified in Section 2.02.

Section 2.02 Purchase Price.

(a) The aggregate purchase price for the Impact Shares shall be the equivalent of $50,000,000.00 (the “Agreed Value”), payable as provided in paragraph (b) below, and subject to adjustment pursuant to Section 2.04 below (the “Purchase Price”). In the event that a Section 338(h)(10) election is made, the Parties agree to allocate the Purchase Price for tax purposes as provided in Section 6.05(b).

(b) The Purchase Price shall be paid in the following form:

(i) 14,500,000 newly issued shares of the common stock, $0.02 par value per share, of DSS (the “DSS Common Shares”), nominally valued at $3,132,000, or $0.216 per share; and

(ii) 46,868 (as adjusted pursuant to Section 2.04(a) hereof, if applicable) newly issued shares of a new series of perpetual convertible preferred stock of DSS with a stated value of $46,868,000, or $1,000 per share, convertible into shares of DSS common stock (the “DSS Preferred Shares”), having the designations, preferences and rights set forth in the Certificate of Designations in the form attached hereto as Exhibit A (the “Certificate of Designations”). (The DSS Preferred Shares and the DSS Common Shares, and the additional shares of DSS Common stock issued or issuable upon conversion of the DSS Preferred Shares, are referred to as the “DSS Shares.”)

Section 2.03 Transactions to be Effected at the Closing.

(a) At the Closing, Buyer shall:

(i) deliver to Seller:

(A) a duly executed and authenticated certificate or certificates representing the DSS Common Shares, free and clear of all Encumbrances, registered in the name of the Seller;

(B) a duly executed and authenticated certificate or certificates representing the DSS Preferred Shares, free and clear of all Encumbrances, registered in the name of the Seller; and

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(C) the Ancillary Documents and all other agreements, documents, instruments or certificates required to be delivered by Buyer at or prior to the Closing pursuant to Section 7.03 of this Agreement.

(b) At the Closing, Seller shall deliver to Buyer:

(i) stock certificates evidencing the Impact Shares, free and clear of all Encumbrances, duly endorsed in blank or accompanied by stock powers or other instruments of transfer duly executed in blank, with all required stock transfer tax stamps affixed thereto; and

(ii) the Ancillary Documents and all other agreements, documents, instruments or certificates required to be delivered by Seller at or prior to the Closing pursuant to Section 7.02 of this Agreement.

Section 2.04 Purchase Price Adjustment.

(a) Closing Adjustment. At the Closing, the Purchase Price shall be adjusted in the following manner:

If the Impact Value is less than the Agreed Value, then the number of DSS Preferred Shares to be delivered to the Seller at Closing shall be adjusted downwards in accordance with the formula below.

Number of DSS Preferred Shares to be delivered to the Seller at Closing = ($46,868,000 – (Agreed Value – Impact Value))/0.216).

The number of DSS Common Shares to be delivered to the Seller at Closing will not change.

(b) Indemnification Adjustment. At Buyer’s sole option, by notification in writing to Seller, any amounts payable to Buyer or any Buyer Indemnified Party under ARTICLE VI or ARTICLE VIII hereof may be satisfied, in whole or in part, by reducing the aggregate and per share stated value of the DSS Preferred Shares by a dollar amount equal to such amounts so payable, as further provided in the Certificate of Designations.

Section 2.05 Closing. Subject to the terms and conditions of this Agreement, the purchase and sale of the Impact Shares contemplated hereby shall take place at a closing (the “Closing”) to be held at 10:00 a.m., New York time, no later than two Business Days after the last of the conditions to Closing set forth in ARTICLE VII have been satisfied or waived (other than conditions which, by their nature, are to be satisfied on the Closing Date), at the offices of Sichenzia Ross Ference LLP, 1185 Avenue of the Americas, 37th Floor, New York, NY 10036, or remotely by exchange of documents and signatures (or their electronic counterparts), or at such other time or on such other date or at such other place as Seller and Buyer may mutually agree upon in writing (the day on which the Closing takes place being the “Closing Date”).

Section 2.06 Withholding Tax. Buyer and the Company shall be entitled to deduct and withhold from the Purchase Price all Taxes that Buyer and the Company may be required to deduct and withhold under any provision of Tax Law. All such withheld amounts shall be treated as delivered to Seller hereunder.

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ARTICLE III
Representations and warranties of seller AND SED

Except as set forth in the correspondingly numbered Section of the Disclosure Schedules (which will be delivered to Buyer and DSS on or before the DSS Proxy Filing Date and shall be attached to and become a part of this Agreement as of the DSS Proxy Filing Date), each of SED and Seller, jointly and severally, represents and warrants to each of Buyer and DSS that the statements contained in this ARTICLE III will be true and correct as of the DSS Proxy Filing Date.

Section 3.01 Organization and Authority of Seller. Each of SED and Seller is a corporation duly organized, validly existing and in good standing under the Laws of Singapore. Each of SED and Seller has full corporate power and authority to enter into this Agreement and the Ancillary Documents to which Seller is a party, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by each of SED and Seller of this Agreement and the Ancillary Documents to which it is a party, the performance by each of SED and Seller of its obligations hereunder and thereunder, and the consummation by each of SED and Seller of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of SED or Seller, as the case may be. This Agreement has been duly executed and delivered by each of SED and Seller, and (assuming due authorization, execution and delivery by the other Parties hereto) this Agreement constitutes a legal, valid and binding obligation of each of SED and Seller enforceable against it in accordance with its terms. When each other Ancillary Documents to which each of SED and Seller is a party has been duly executed and delivered by it (assuming due authorization, execution and delivery by each other Party thereto), such Ancillary Document will constitute a legal and binding obligation of Seller enforceable against it in accordance with its terms.

Section 3.02 Organization, Authority and Qualification of the Company and Subsidiaries. The Company and each Subsidiary is a corporation, limited liability company or other business entity duly organized, validly existing and in good standing under the Laws of the state of is formation and has full corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on its business as it has been and is currently conducted. Section 3.02 of the Disclosure Schedules sets forth each jurisdiction in which the Company and each Subsidiary is licensed or qualified to do business, and the Company and each Subsidiary is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business as currently conducted makes such licensing or qualification necessary. The execution and delivery by the Company of any Ancillary Document to which the Company is a party, the performance by the Company of its obligations hereunder and thereunder, and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of the Company. When each other Ancillary Document to which the Company is or will be a party has been duly executed and delivered by Seller (assuming due authorization, execution and delivery by each other party thereto), such Ancillary Document will constitute a legal and binding obligation of the Company enforceable against it in accordance with its terms. All corporate actions to be taken by the Company in connection with this Agreement and the Ancillary Documents will be duly authorized on or prior to the Closing.

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Section 3.03 Capitalization.

(a) The authorized capital stock of the Company consists of 1,000 shares of common stock, par value $0.001 (“Common Stock”), of which 1,000 shares are issued and outstanding and constitute the Impact Shares. All of the Impact Shares have been duly authorized, are validly issued, fully paid and non-assessable, and are owned of record and beneficially by Seller, free and clear of all Encumbrances. Upon consummation of the transactions contemplated by this Agreement, Buyer shall own all of the Impact Shares, free and clear of all Encumbrances.

(b) All of the Impact Shares were issued in compliance with applicable Laws. None of the Impact Shares were issued in violation of any agreement, arrangement or commitment to which Seller or the Company is a party or is subject to or in violation of any preemptive or similar rights of any Person.

(c) There are no outstanding or authorized options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character relating to the capital stock of the Company or obligating Seller or the Company to issue or sell any shares of capital stock of, or any other interest in, the Company. The Company does not have outstanding or authorized any stock appreciation, phantom stock, profit participation or similar rights. There are no voting trusts, stockholder agreements, proxies or other agreements or understandings in effect with respect to the voting or transfer of any of the Impact Shares.

Section 3.04 Subsidiaries.

(a) Section 3.04 of the Disclosure Schedules lists each subsidiary of the Company (each, a “Subsidiary”), indicating the type of legal entity, its jurisdiction of formation and the number and type of shares or other equity or ownership interests thereof held by the Company (the “Subsidiary Equity Interests”). Except for the Subsidiaries listed in Section 3.04 of the Disclosure Schedules, the Company does not own, directly or indirectly, any capital stock or other equity securities of any corporation or have any direct or indirect equity or ownership interest, including interests in partnerships, limited liability companies and joint ventures, and is not a general or limited partner in any partnership, a member of any limited liability company or a co-venturer in any joint venture or other business enterprise.

(b) The Company owns, directly or indirectly through another Subsidiary, beneficially and of record, all of the outstanding Subsidiary Equity Interests of each Subsidiary, free and clear of all Encumbrances. All of the Subsidiary Equity Interests have been duly authorized, are validly issued, fully paid and non-assessable.

Section 3.05 No Conflicts; Consents. The execution, delivery and performance by each of SED and Seller of this Agreement and the Ancillary Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) conflict with or result in a violation or breach of, or default under, any provision of the certificate of incorporation, by-laws or other organizational documents of SED, Seller or any member of the Company Group; (b) conflict with or result in a violation or breach of any provision of any Law or Governmental Order applicable to SED, Seller or any member of the Company Group; (c) except as set forth in Section 3.05 of the Disclosure Schedules, require the consent, notice or other action by any Person under, conflict with, result in a violation or breach of, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, result in the acceleration of or create in any party the right to accelerate, terminate, modify or cancel any Contract to which SED, Seller or any member of the Company Group is a party or by which SED, Seller or any member of the Company Group is bound or to which any of their respective properties and assets are subject (including any Material Contract) or any Permit affecting the properties, assets or business of any member of the Company Group ; or (d) result in the creation or imposition of any Encumbrance other than Permitted Encumbrances on any properties or assets of any member of the Company Group. Except for the approvals, confirmations and/or waivers from the Singapore Exchange Securities Trading Limited and/or Hong Leong Finance Limited as set forth in, and except as otherwise set forth in, Section 3.05 of the Disclosure Schedules, no consent, approval, Permit, Governmental Order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to SED, Seller or any member of the Company Group in connection with the execution and delivery of this Agreement and the Ancillary Documents and the consummation of the transactions contemplated hereby and thereby.

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Section 3.06 SED Stockholder Approval. The approval by the holders of SED common stock is the only vote of holders of any class of DSS capital stock necessary to adopt and approve this Agreement and the transactions contemplated hereby. The affirmative vote of Persons holding at least a majority of the issued and outstanding shares of SED common stock as of the record date for the SED Stockholders’ Meeting is the only vote of SED stockholders required to approve the this Agreement and the transactions contemplated hereby. SED’s board of directors, by resolution duly adopted by the unanimous vote of the entire board of directors at a meeting duly called and held, has (i) determined that this Agreement and the transactions contemplated hereby are advisable and are in the best interests of SED and its stockholders, (ii) authorized and approved this Agreement and the transactions contemplated hereby, (iii) directed that the this Agreement and the transactions contemplated hereby be submitted for consideration at the SED Stockholders’ Meeting, and (iv) recommended that its stockholders approve the this Agreement and the transactions contemplated hereby.

Section 3.07 Financial Statements; Accounting.

(a) The unaudited consolidated financial statements of the Company and its Subsidiaries consisting of the consolidated balance sheet as at December 31 in each of the years 2019 and 2018 and the related consolidated statements of income and retained earnings, stockholders’ equity and cash flow for the years then ended, including the notes thereto (the “Annual Financial Statements”), and unaudited consolidated financial statements consisting of the consolidated balance sheet as at March 31, 2020, and the related consolidated statements of income and retained earnings, stockholders’ equity and cash flow for the three-month period then ended, including the notes thereto (the “Interim Financial Statements” and together with the Annual Financial Statements, the “Financial Statements”) have been delivered to Buyer. The Financial Statements have been prepared in accordance with GAAP applied on a consistent basis throughout the period involved, subject, in the case of the Interim Financial Statements, to normal and recurring year-end adjustments (the effect of which will not be materially adverse) and the absence of notes (that, if presented, would not differ materially from those presented in the Annual Financial Statements). The Financial Statements are based on the books and records of the Company Group, and fairly present the financial condition of the Company Group as of the respective dates they were prepared and the results of the operations of the Company Group for the periods indicated. The consolidated balance sheet of the Company Group as of December 31, 2019, is referred to herein as the “Balance Sheet” and the date thereof as the “Balance Sheet Date” and the consolidated balance sheet of the Company Group as of March 31, 2020, is referred to herein as the “Interim Balance Sheet” and the date thereof as the “Interim Balance Sheet Date”.

(b) The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (c) access to assets is permitted only in accordance with management’s general or specific authorization, and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

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Section 3.08 Undisclosed Liabilities. The Company Group has no liabilities, obligations or commitments of any nature whatsoever, asserted or unasserted, known or unknown, absolute or contingent, accrued or unaccrued, matured or unmatured or otherwise (“Liabilities”), except (a) those which are adequately reflected or reserved against in the Balance Sheet as of the Balance Sheet Date, and (b) those which have been incurred in the ordinary course of business consistent with past practice since the Balance Sheet Date and which are not, individually or in the aggregate, material in amount.

Section 3.09 Absence of Certain Changes, Events and Conditions. Since the Balance Sheet Date, and other than in the ordinary course of business consistent with past practice, there has not been, with respect to any member of the Company Group, any:

(a) event, occurrence or development that has had, or could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;

(b) amendment of the charter, by-laws or other organizational documents of the Company;

(c) split, combination or reclassification of any shares of its capital stock;

(d) issuance, sale or other disposition of any of its capital stock, or grant of any options, warrants or other rights to purchase or obtain (including upon conversion, exchange or exercise) any of its capital stock;

(e) declaration or payment of any dividends or distributions on or in respect of any of its capital stock or redemption, purchase or acquisition of its capital stock;

(f) material change in any method of accounting or accounting practice of the Company, except as required by GAAP or as disclosed in the notes to the Financial Statements;

(g) material change in its cash management practices and its policies, practices and procedures with respect to collection of accounts receivable, establishment of reserves for uncollectible accounts, accrual of accounts receivable, inventory control, prepayment of expenses, payment of trade accounts payable, accrual of other expenses, deferral of revenue and acceptance of customer deposits;

(h) entry into any Contract that would constitute a Material Contract;

(i) incurrence, assumption or guarantee of any indebtedness for borrowed money except unsecured current obligations and Liabilities incurred in the ordinary course of business consistent with past practice;

(j) transfer, assignment, sale or other disposition of any of the assets shown or reflected in the Balance Sheet or cancellation of any debts or entitlements;

(k) transfer or assignment of or grant of any license or sublicense under or with respect to any Company Intellectual Property or Company IP Agreements;

(l) abandonment or lapse of or failure to maintain in full force and effect any Company IP Registration, or failure to take or maintain reasonable measures to protect the confidentiality or value of any Trade Secrets included in the Company Intellectual Property;

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(m) material damage, destruction or loss (whether or not covered by insurance) to its property;

(n) any capital investment in, or any loan to, any other Person;

(o) acceleration, termination, material modification to or cancellation of any material Contract (including, but not limited to, any Material Contract) to which any member of the Company Group is a party or by which it is bound;

(p) any material capital expenditures;

(q) imposition of any Encumbrance upon any of any member of the Company Group’s properties, capital stock or assets, tangible or intangible;

(r) (i) grant of any bonuses, whether monetary or otherwise, or increase in any wages, salary, severance, pension or other compensation or benefits in respect of its current or former employees, officers, directors, independent contractors or consultants, other than as provided for in any written agreements or required by applicable Law, (ii) change in the terms of employment for any employee or any termination of any employees for which the aggregate costs and expenses exceed $50,000, or (iii) action to accelerate the vesting or payment of any compensation or benefit for any current or former employee, officer, director, independent contractor or consultant;

(s) hiring or promoting any person except to fill a vacancy in the ordinary course of business;

(t) adoption, modification or termination of any: (i) employment, severance, retention or other agreement with any current or former employee, officer, director, independent contractor or consultant, (ii) Benefit Plan or (iii) collective bargaining or other agreement with a a union, works council or labor organization (collectively, “Union”), in each case whether written or oral;

(u) any loan to (or forgiveness of any loan to), or entry into any other transaction with, any of its stockholders or current or former directors, officers and employees;

(v) entry into a new line of business or abandonment or discontinuance of existing lines of business;

(w) adoption of any plan of merger, consolidation, reorganization, liquidation or dissolution or filing of a petition in bankruptcy under any provisions of federal or state bankruptcy Law or consent to the filing of any bankruptcy petition against it under any similar Law;

(x) purchase, lease or other acquisition of the right to own, use or lease any property or assets for an amount in excess of $10,000, individually (in the case of a lease, per annum) or $100,000 in the aggregate (in the case of a lease, for the entire term of the lease, not including any option term), except for purchases of inventory or supplies in the ordinary course of business consistent with past practice;

(y) acquisition by merger or consolidation with, or by purchase of a substantial portion of the assets or stock of, or by any other manner, any business or any Person or any division thereof;

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(z) action by any member of the Company Group to make, change or rescind any Tax election, amend any Tax Return or take any position on any Tax Return, take any action, omit to take any action or enter into any other transaction that would have the effect of increasing the Tax liability or reducing any Tax asset of Buyer in respect of any Post-Closing Tax Period; or

(aa) any Contract to do any of the foregoing, or any action or omission that would result in any of the foregoing.

Section 3.10 Material Contracts.

(a) Section 3.10(a) of the Disclosure Schedules lists each of the following Contracts of any member of the Company Group (such Contracts, together with all Contracts concerning the occupancy, management or operation of any Real Property (including without limitation, brokerage contracts) listed or otherwise disclosed in Section 3.11(b) of the Disclosure Schedules and all Company IP Agreements set forth in Section 3.12(b) of the Disclosure Schedules, being “Material Contracts”):

(i) each Contract involving aggregate consideration in excess of $100,000 and which, in each case, cannot be cancelled by the member of the Company Group without penalty or without more than 90 days’ notice;

(ii) all Contracts that require any member of the Company Group to purchase its total requirements of any product or service from a third party or that contain “take or pay” provisions;

(iii) all Contracts that provide for the indemnification by any member of the Company Group of any Person or the assumption of any Tax, environmental or other Liability of any Person;

(iv) all Contracts that relate to the acquisition or disposition of any business, a material amount of stock or assets of any other Person or any real property (whether by merger, sale of stock, sale of assets or otherwise);

(v) all broker, distributor, dealer, manufacturer’s representative, franchise, agency, sales promotion, market research, marketing consulting and advertising Contracts to which any member of the Company Group is a party;

(vi) all employment agreements and Contracts with independent contractors or consultants (or similar arrangements) to which any member of the Company Group is a party and which are not cancellable without material penalty or without more than 90 days’ notice;

(vii) except for Contracts relating to trade receivables, all Contracts relating to indebtedness (including, without limitation, guarantees) of any member of the Company Group;

(viii) all Contracts with any Governmental Authority to which any member of the Company Group is a party (“Government Contracts”);

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(ix) all Contracts that limit or purport to limit the ability of any member of the Company Group to compete in any line of business or with any Person or in any geographic area or during any period of time;

(x) any Contracts to which any member of the Company Group is a party that provide for any joint venture, partnership or similar arrangement by any member of the Company Group;

(xi) all Contracts between or among any member of the Company Group on the one hand and Seller or any Affiliate of Seller (other than any member of the Company Group) on the other hand;

(xii) all collective bargaining agreements or Contracts with any Union to which any member of the Company Group is a party; and

(xiii) any other Contract that is material to the Company Group and not previously disclosed pursuant to this Section 3.10.

(b) Each Material Contract is valid and binding on the Company Group member party thereto in accordance with its terms and is in full force and effect. None of the Company Group member or, to Seller’s Knowledge, any other party thereto is in breach of or default under (or is alleged to be in breach of or default under), or has provided or received any notice of any intention to terminate, any Material Contract. No event or circumstance has occurred that, with notice or lapse of time or both, would constitute an event of default under any Material Contract or result in a termination thereof or would cause or permit the acceleration or other changes of any right or obligation or the loss of any benefit thereunder. Complete and correct copies of each Material Contract (including all modifications, amendments and supplements thereto and waivers thereunder) have been made available to Buyer.

Section 3.11 Title to Assets; Real Property.

(a) No member of the Company Group owns or has owned any Real Property. Each member of the Company Group has good and valid title to, or a valid leasehold interest in, all Real Property and personal property and other assets reflected in the Annual Financial Statements or acquired after the Balance Sheet Date, other than properties and assets sold or otherwise disposed of in the ordinary course of business consistent with past practice since the Balance Sheet Date. All such properties and assets (including leasehold interests) are free and clear of Encumbrances except for the following (collectively referred to as “Permitted Encumbrances”):

(i) those items set forth in Section 3.11(a) of the Disclosure Schedules;

(ii) liens for Taxes not yet due and payable;

(iii) mechanics, carriers’, workmen’s, repairmen’s or other like liens arising or incurred in the ordinary course of business consistent with past practice or amounts that are not delinquent and which are not, individually or in the aggregate, material to the business of the Company Group;

(iv) easements, rights of way, zoning ordinances and other similar encumbrances affecting Real Property which are not, individually or in the aggregate, material to the business of the Company Group; or

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(v) liens arising under original purchase price conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business consistent with past practice which are not, individually or in the aggregate, material to the business of the Company Group.

(b) Section 3.11(b) of the Disclosure Schedules lists (i) the street address of each parcel of Real Property; (ii) if such property is leased or subleased by any member of the Company Group, the landlord under the lease, the rental amount currently being paid, and the expiration of the term of such lease or sublease for each leased or subleased property; and (iii) the current use of such property. With respect to leased Real Property, Seller has delivered or made available to Buyer true, complete and correct copies of any leases affecting the Real Property. The Company is not a sublessor or grantor under any sublease or other instrument granting to any other Person any right to the possession, lease, occupancy or enjoyment of any leased Real Property. The use and operation of the Real Property in the conduct of any member of the Company Group’s business do not violate in any material respect any Law, covenant, condition, restriction, easement, license, permit or agreement. No material improvements constituting a part of the Real Property encroach on real property owned or leased by a Person other than any member of the Company Group. There are no Actions pending nor, to the Seller’s Knowledge, threatened against or affecting the Real Property or any portion thereof or interest therein in the nature or in lieu of condemnation or eminent domain proceedings.

(c) Condition and Sufficiency of Assets. Except as set forth in Section 3.11(c) of the Disclosure Schedules, the buildings, plants, structures, furniture, fixtures, machinery, equipment, vehicles and other items of tangible personal property of each member of the Company Group are structurally sound, are in good operating condition and repair, and are adequate for the uses to which they are being put, and none of such buildings, plants, structures, furniture, fixtures, machinery, equipment, vehicles and other items of tangible personal property is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost. The buildings, plants, structures, furniture, fixtures, machinery, equipment, vehicles and other items of tangible personal property currently owned or leased by each member of the Company Group, together with all other properties and assets of such entity, are sufficient for the continued conduct of its business after the Closing in substantially the same manner as conducted prior to the Closing and constitute all of the rights, property and assets necessary to conduct its business as currently conducted.

Section 3.12 Intellectual Property.

(a) Section 3.12(a) of the Disclosure Schedules contains a correct, current, and complete list of: (i) all Company IP Registrations, specifying as to each, as applicable: the title, mark, or design; the record owner and inventor(s), if any; the jurisdiction by or in which it has been issued, registered, or filed; the patent, registration, or application serial number; the issue, registration, or filing date; and the current status; (ii) all unregistered Trademarks included in the Company Intellectual Property; (iii) all proprietary Software of any member of the Company Group; and (iv) all other Company Intellectual Property used or held for us] in any member of the Company Group’s business as currently conducted and as proposed to be conducted.

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(b) Section 3.12(b) of the Disclosure Schedules contains a correct, current, and complete list of all Company IP Agreements, specifying for each the date, title, and parties thereto, and separately identifying the Company IP Agreements: (i) under which any member of the Company Group is a licensor or otherwise grants to any Person any right or interest relating to any Company Intellectual Property; (ii) under which any member of the Company Group is a licensee or otherwise granted any right or interest relating to the Intellectual Property of any Person; and (iii) which otherwise relate to any member of the Company Group’s ownership or use of Intellectual Property, in each case identifying the Intellectual Property covered by such Company IP Agreement. Seller has provided Buyer with true and complete copies (or in the case of any oral agreements, a complete and correct written description) of all Company IP Agreements, including all modifications, amendments and supplements thereto and waivers thereunder. Each Company IP Agreement is valid and binding on the member of the Company Group party thereto in accordance with its terms and is in full force and effect. Neither the member of the Company Group party thereto nor any other party thereto is, or is alleged to be, in breach of or default under, or has provided or received any notice of breach of, default under, or intention to terminate (including by non-renewal), any Company IP Agreement.

(c) Except as set forth in Section 3.12(c) of the Disclosure Schedules, the specified the member of the Company Group is the sole and exclusive legal and beneficial, and with respect to the Company IP Registrations, record, owner of all right, title, and interest in and to the Company Intellectual Property, and has the valid and enforceable right to use all other Intellectual Property used or held for use in or necessary for the conduct of its business as currently conducted and as proposed to be conducted, in each case, free and clear of Encumbrances other than Permitted Encumbrances. Each member of the Company Group has entered into binding, valid and enforceable, written Contracts with each of its current and former employees and independent contractors whereby such employee or independent contractor (i) acknowledges a member of the Company Group’s exclusive ownership of all Intellectual Property invented, created, or developed by such employee or independent contractor within the scope of his or her employment or engagement with the Company; (ii) grants to a member of the Company Group a present, irrevocable assignment of any ownership interest such employee or independent contractor may have in or to such Intellectual Property; and (iii) irrevocably waives any right or interest, including any moral rights, regarding any such Intellectual Property, to the extent permitted by applicable Law. Seller has provided Buyer with true and complete copies of all such Contracts. All assignments and other instruments necessary to establish, record, and perfect a member of the Company Group’s ownership interest in the Company IP Registrations have been validly executed, delivered, and filed with the relevant Governmental Authorities and authorized registrars.

(d) Neither the execution, delivery or performance of this Agreement, nor the consummation of the transactions contemplated hereunder, will result in the loss or impairment of, or require the consent of any other Person in respect of, any member of the Company Group’s right to own or use any Company Intellectual Property or Licensed Intellectual Property.

(e) All of the Company Intellectual Property and Licensed Intellectual Property is valid and enforceable, and all Company IP Registrations are subsisting and in full force and effect. The Company has taken all necessary steps to maintain and enforce the Company Intellectual Property and Licensed Intellectual Property and to preserve the confidentiality of all Trade Secrets included in the Company Intellectual Property, including by requiring all Persons having access thereto to execute binding, written non-disclosure agreements. All required filings and fees related to the Company IP Registrations have been timely submitted with and paid to the relevant Governmental Authorities and authorized registrars. Seller has provided Buyer with true and complete copies of all file histories, documents, certificates, office actions, correspondence, assignments, and other instruments relating to the Company IP Registrations.

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(f) The conduct of any member of the Company Group’s business as currently and formerly conducted and as proposed to be conducted, including the use of the Company Intellectual Property and Licensed Intellectual Property in connection therewith, and the products, processes and services of any member of the Company Group have not infringed, misappropriated or otherwise violated, and will not infringe, misappropriate or otherwise violate, the Intellectual Property or other rights of any Person. No Person has infringed, misappropriated or otherwise violated any Company Intellectual Property or Licensed Intellectual Property.

(g) There are no Actions (including any opposition, cancellation, revocation, review, or other proceeding), whether settled, pending, or threatened (including in the form of offers to obtain a license): (i) alleging any infringement, misappropriation, or other violation by any member of the Company Group of the Intellectual Property of any Person; (ii) challenging the validity, enforceability, registrability, patentability, or ownership of any Company Intellectual Property or Licensed Intellectual Property or any member of the Company Group’s right, title, or interest in or to any Company Intellectual Property or Licensed Intellectual Property; or (iii) by any member of the Company Group or by the owner of any Licensed Intellectual Property alleging any infringement, misappropriation, or other violation by any Person of the Company Intellectual Property or such Licensed Intellectual Property. Neither Seller nor any member of the Company Group is aware of any facts or circumstances that could reasonably be expected to give rise to any such Action. The Company is not subject to any outstanding or prospective Governmental Order (including any motion or petition therefor) that does or could reasonably be expected to restrict or impair the use of any Company Intellectual Property or Licensed Intellectual Property.

(h) Section 3.12(h) of the Disclosure Schedules contains a correct, current, and complete list of all social media accounts used in any member of the Company Group’s business. The Company has complied with all terms of use, terms of service, and other Contracts and all associated policies and guidelines relating to its use of any social media platforms, sites, or services (collectively, “Platform Agreements”). There are no Actions, whether settled, pending, or threatened, alleging any (A) breach or other violation of any Platform Agreement by any member of the Company Group; or (B) defamation, violation of publicity rights of any Person, or any other violation by any member of the Company Group in connection with its use of social media.

(i) All Company IT Systems are in good working condition and are sufficient for the operation of each member of the Company Group’s business as currently conducted and as proposed to be conducted, except where any such failure would not have a Company Material Adverse Effect. In the past three (3) years, there has been no (A) malfunction, failure, continued substandard performance or other impairment of the Company IT Systems that has had or would have a Company Material Adverse Effect, or (B) denial-of-service, or other cyber incident, including any cyberattack of the Company IT Systems. Each member of the Company Group has taken all commercially reasonable steps to safeguard the confidentiality, availability, security, and integrity of its Company IT Systems, including implementing and maintaining appropriate backup, disaster recovery, and Software and hardware support arrangements.

Section 3.13 Privacy and Data Security.

(a) The Company, and, to Seller’s Knowledge, all vendors, processors, or other third parties acting for or on behalf of the company in connection with the Processing of Personal Information or that otherwise have been authorized to have access to Personal Information in the possession or control of any member of the Company Group, comply and at all times in the past three (3) years have complied, with all of the following in the conduct of the Business: (A) Privacy Laws; (B) rules of self-regulatory organizations, including the Payment Card Industry Data Security Standard; (C) industry standards, guidelines, and best practices, including the National Institute of Standards and Technology (NIST) Cybersecurity Framework; (D) the Business Privacy and Data Security Policies; and (E) all obligations or restrictions concerning the privacy, security, or Processing of Personal Information under any Contract to which any member of the Company Group is a party or otherwise bound as of the date hereof.

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(b) The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not: (A) conflict with or result in a violation or breach of any Privacy Laws or Business Privacy and Data Security Policies (as currently existing or as existing at any time during which any Personal Information was collected or Processed by or for any member of the Company Group in the conduct of its business); or (B) require the consent of or notice to any Person concerning such Person’s Personal Information.

(c) The Company has posted to each of its websites and published or otherwise made available in connection with each of its business products a Business Privacy and Data Security Policy. No disclosure or representation made or contained in any Business Privacy and Data Security Policy has been inaccurate, misleading, deceptive, or in violation of any Privacy Laws (including by containing any material omission), and each member of the Company Group’s practices with respect to the Processing of Personal Information in the Business conform, and at all times in the past three (3) years have conformed, to the Business Privacy and Data Security Policies that govern the use of such Personal Information. Seller has delivered or made available to Buyer true, complete, and correct copies of all Business Privacy and Data Security Policies that are currently or in the past three (3) years were in effect.

(d) In the past three (3) years, (A) to Seller’s Knowledge, no Personal Information in the possession or control of any member of the Company Group, or held or Processed by any vendor, processor, or other third party for or on behalf of any member of the Company Group, in the conduct of the Business has been subject to any data or security breach or unauthorized access, disclosure, use, loss, denial or loss of use, alteration, destruction, compromise, or Processing (a “Security Incident”), and (B) no member of the Company Group has notified and, to Seller’s Knowledge, there have been no facts or circumstances that would require any member of the Company Group to notify, any Governmental Authority or other Person of any Security Incident in the conduct of the Business.

(e) In the past three (3) years, no member of the Company Group has received any notice, request, claim, complaint, correspondence, or other communication in writing from any Governmental Authority or other Person, and to Seller’s Knowledge there has not been any audit, investigation, enforcement action (including any fines or other sanctions), or other Action relating to, any actual, alleged, or suspected Security Incident or violation of any Privacy Law involving Personal Information in the possession or control of any member of the Company Group, or held or Processed by any vendor, processor, or other third party for or on behalf of any member of the Company Group, in the conduct of the Business.

(f) In the conduct of the Business, each member of the Company Group has at all times in the past three (3) years implemented and maintained, and required all vendors, processors, and other third parties that Process any Personal Information for or on behalf of any member of the Company Group to implement and maintain, all security measures, plans, procedures, controls, and programs, including written information security programs, to (A) identify and address internal and external risks to the privacy and security of Personal Information in their possession or control; (B) implement, monitor, and improve adequate and effective administrative, technical, and physical safeguards to protect such Personal Information and the operation, integrity, and security of its software, systems, applications, and websites involved in the Processing of Personal Information; and (C) provide notification in compliance with applicable Privacy Laws in the case of any Security Incident.

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(g) In the past three (3) years, the Company Group has /at least annually performed a security risk assessment and a privacy impact assessment and obtained an independent vulnerability assessment performed by a recognized third-party audit firm. Each member of the Company Group has used reasonable efforts to address and remediate all threats and deficiencies identified in each such assessment. Section 3.13(g) of the Disclosure Schedules sets forth a complete and accurate list of each such internal and external assessment.

Section 3.14 Inventory. No member the Company Group holds any inventory (whether raw materials, work-in-process or finished goods).

Section 3.15 Accounts Receivable. No member the Company Group has any accounts receivable.

Section 3.16 Customers and Suppliers.

(a) No member the Company Group has any customer for goods or services.

(b) Except with respect to any Material Contract set forth in Section 3.10(a) of the Disclosure Schedules, no member the Company Group has paid consideration to any supplier for goods or services rendered in an amount greater than or equal to $100,000 for each of the two most recent fiscal year.

Section 3.17 Insurance. Section 3.17 of the Disclosure Schedules sets forth a true and complete list of all current policies or binders of fire, liability, product liability, umbrella liability, real and personal property, workers’ compensation, vehicular, directors’ and officers’ liability, fiduciary liability and other casualty and property insurance maintained by Seller or its Affiliates (including any member of the Company Group) and relating to the assets, business, operations, employees, officers and directors of any member of the Company Group (collectively, the “Insurance Policies”) and true and complete copies of such Insurance Policies have been made available to Buyer. Such Insurance Policies are in full force and effect and shall remain in full force and effect following the consummation of the transactions contemplated by this Agreement. Neither the Seller nor any of its Affiliates (including any member of the Company Group) has received any written notice of cancellation of, premium increase with respect to, or alteration of coverage under, any of such Insurance Policies. All premiums due on such Insurance Policies have either been paid or, if due and payable prior to Closing, will be paid prior to Closing in accordance with the payment terms of each Insurance Policy. The Insurance Policies do not provide for any retrospective premium adjustment or other experience-based liability on the part of any member of the Company Group. All such Insurance Policies (a) are valid and binding in accordance with their terms; (b) are provided by carriers who are financially solvent; and (c) have not been subject to any lapse in coverage. Except as set forth on Section 3.17 of the Disclosure Schedules, there are no claims related to the business of any member of the Company Group pending under any such Insurance Policies as to which coverage has been questioned, denied or disputed or in respect of which there is an outstanding reservation of rights. None of Seller or any of its Affiliates (including any member of the Company Group) is in default under, or has otherwise failed to comply with, in any material respect, any provision contained in any such Insurance Policy. The Insurance Policies are of the type and in the amounts customarily carried by Persons conducting a business similar to the applicable member of the Company Group and are sufficient for compliance with all applicable Laws and Contracts to which the applicable member of the Company Group is a party or by which it is bound.

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Section 3.18 Legal Proceedings; Governmental Orders.

(a) Except as set forth in Section 3.18(a) of the Disclosure Schedules, there are no Actions pending or, to Seller’s Knowledge, threatened (a) against or by any member of the Company Group affecting any of its properties or assets (or by or against Seller or any Affiliate thereof and relating to any member of the Company Group); or (b) against or by any member of the Company Group, Seller or any Affiliate of Seller that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.

(b) Except as set forth in Section 3.18(b) of the Disclosure Schedules, there are no outstanding Governmental Orders and no unsatisfied judgments, penalties or awards against or affecting any member of the Company Group or any of its properties or assets. The Company is in compliance with the terms of each Governmental Order set forth in Section 3.18(b) of the Disclosure Schedules. No event has occurred or circumstances exist that may constitute or result in (with or without notice or lapse of time) a violation of any such Governmental Order.

Section 3.19 Compliance with Laws; Permits.

(a) Except as set forth in Section 3.19(a) of the Disclosure Schedules, each member of the Company Group has complied, and is now complying, with all Laws applicable to it or its business, properties or assets.

(b) All Permits required for each member of the Company Group to conduct its business have been obtained by it and are valid and in full force and effect. All fees and charges with respect to such Permits as of the date hereof have been paid in full. Section 3.19(b) of the Disclosure Schedules lists all current Permits issued to any member of the Company Group, including the names of the Permits and their respective dates of issuance and expiration. No event has occurred that, with or without notice or lapse of time or both, would reasonably be expected to result in the revocation, suspension, lapse or limitation of any Permit set forth in Section 3.19(b) of the Disclosure Schedules.

(c) Without limiting the foregoing, each member of the Company Group holds, and is operating in compliance with, all Permits and orders of the U.S. Food and Drug Administration (the “FDA”), its foreign counterparts. Each member of the Company Group is in compliance with all applicable federal, state, local and foreign laws, regulations, orders and decrees applicable to the manufacture, distribution, import and export of regulated products and component parts and ingredients, except as would not reasonably be expected to have a Company Material Adverse Effect. No member of the Company Group has received any FDA Form 483, warning letter, untitled letter or other correspondence or written notice from any Governmental Authority, alleging or asserting noncompliance with the U.S. Food, Drug, and Cosmetic Act (21 U.S.C. § 301 et seq.) or comparable foreign laws. No member of the Company Group has been notified, either orally or in writing, by any Governmental Authority that a clinical study has been put on hold or may be put on hold. Each member of the Company Group, and to the Seller’s Knowledge, each of their respective directors, officers, employees and agents, is and has been in material compliance with applicable health care laws, including, to the extent applicable, without limitation, the U.S. Food, Drug and Cosmetic Act (21 U.S.C. § 301 et seq.), the U.S. Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), the U.S. Health Insurance Portability and Accountability Act of 1996 (42 U.S.C. § 1320d et seq.), as amended by the U.S. Health Information Technology for Economic and Clinical Health Act of 2009 (42 U.S.C. § 17921 et seq.), and the regulations promulgated pursuant to such laws, and comparable state laws and foreign laws (collectively, “Health Care Laws”), except, in each case, as would not reasonably be expected to have a Company Material Adverse Effect. No member of the Company Group has received written notice of any ongoing claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any Governmental Authority or third party alleging that any product operation or activity is in material violation of any Health Care Laws or any Permits. Each member of the Company Group has filed, obtained, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments thereto as required by any Health Care Laws or any Permits and all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete, correct and not misleading on the date filed (or were corrected or supplemented by a subsequent submission), except where any of the foregoing would not be reasonably expected to have a Company Material Adverse Effect. No member of the Company Group has, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any other notice or action relating to any alleged product defect or violation and, to the Seller’s knowledge, no third party has initiated or conducted any such notice or action relating to any member of the Company Group’s products in development.

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(d) No member of the Company Group is a party to any corporate integrity agreement, deferred prosecution agreement, monitoring agreement, consent decree, settlement order, or similar agreements, or has any reporting obligations pursuant to any such agreement, plan or correction or other remedial measure entered into with any Governmental Authority.

Section 3.20 Environmental Matters.

(a) The Company is currently and has been in compliance with all Environmental Laws and has not, and the Seller has not, received from any Person any: (i) Environmental Notice or Environmental Claim; or (ii) written request for information pursuant to Environmental Law, which, in each case, either remains pending or unresolved, or is the source of ongoing obligations or requirements as of the Closing Date.

(b) The Company has obtained and is in material compliance with all Environmental Permits (each of which is disclosed in Section 3.20(b) of the Disclosure Schedules) necessary for the ownership, lease, operation or use of the business or assets of any member of the Company Group and all such Environmental Permits are in full force and effect and shall be maintained in full force and effect by Seller through the Closing Date in accordance with Environmental Law, and neither Seller nor any member of the Company Group is aware of any condition, event or circumstance that might prevent or impede, after the Closing Date, the ownership, lease, operation or use of the business or assets of any member of the Company Group as currently carried out. With respect to any such Environmental Permits, Seller has undertaken, or will undertake prior to the Closing Date, all measures necessary to facilitate transferability of the same, and neither any member of the Company Group nor the Seller is aware of any condition, event or circumstance that might prevent or impede the transferability of the same, nor have they received any Environmental Notice or written communication regarding any material adverse change in the status or terms and conditions of the same.

(c) No real property currently or formerly owned, operated or leased by any member of the Company Group is listed on, or has been proposed for listing on, the National Priorities List (or CERCLIS) under CERCLA, or any similar state list.

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(d) There has been no Release of Hazardous Materials in contravention of Environmental Law with respect to the business or assets of any member of the Company Group or any real property currently or formerly owned, operated or leased by any member of the Company Group, and neither any member of the Company Group nor Seller has received an Environmental Notice that any real property currently or formerly owned, operated or leased in connection with the business of any member of the Company Group (including soils, groundwater, surface water, buildings and other structure located on any such real property) has been contaminated with any Hazardous Material which could reasonably be expected to result in an Environmental Claim against, or a violation of Environmental Law or term of any Environmental Permit by, Seller or any member of the Company Group.

(e) Section 3.20(e) of the Disclosure Schedules contains a complete and accurate list of all active or abandoned aboveground or underground storage tanks owned or operated by any member of the Company Group.

(f) Section 3.20(f) of the Disclosure Schedules contains a complete and accurate list of all off-site Hazardous Materials treatment, storage, or disposal facilities or locations used by any member of the Company Group or Seller and any predecessors as to which any member of the Company Group or Seller may retain liability, and none of these facilities or locations has been placed or proposed for placement on the National Priorities List (or CERCLIS) under CERCLA, or any similar state list, and neither Seller nor any member of the Company Group has received any Environmental Notice regarding potential liabilities with respect to such off-site Hazardous Materials treatment, storage, or disposal facilities or locations used by any member of the Company Group or Seller.

(g) Neither Seller nor any member of the Company Group has retained or assumed, by contract or operation of Law, any liabilities or obligations of third parties under Environmental Law.

(h) Seller has provided or otherwise made available to Buyer and listed in Section 3.20(h) of the Disclosure Schedules: (i) any and all environmental reports, studies, audits, records, sampling data, site assessments, risk assessments, economic models and other similar documents with respect to the business or assets of any member of the Company Group or any currently or formerly owned, operated or leased real property which are in the possession or control of the Seller or Company related to compliance with Environmental Laws, Environmental Claims or an Environmental Notice or the Release of Hazardous Materials; and (ii) any and all material documents concerning planned or anticipated capital expenditures required to reduce, offset, limit or otherwise control pollution and/or emissions, manage waste or otherwise ensure compliance with current or future Environmental Laws (including, without limitation, costs of remediation, pollution control equipment and operational changes).

(i) Neither the Seller nor any member of the Company Group is aware of or reasonably anticipates, as of the Closing Date, any condition, event or circumstance concerning the Release or regulation of Hazardous Materials that might, after the Closing Date, prevent, impede or materially increase the costs associated with the ownership, lease, operation, performance or use of the business or assets of any member of the Company Group as currently carried out.

(j) Seller owns and controls all Environmental Attributes (a complete and accurate list of which is set forth in Section 3.20(j) of the Disclosure Schedules) and has not entered into any contract or pledge to transfer, lease, license, guarantee, sell, mortgage, pledge or otherwise dispose of or encumber any Environmental Attributes as of the date hereof. Neither Seller nor any member of the Company Group is aware of any condition, event or circumstance that might prevent, impede or materially increase the costs associated with the transfer (if required) to Buyer of any Environmental Attributes after the Closing Date.

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Section 3.21 Employment Matters.

(a) No member of the Company Group currently has or ever has had any employees.

(b) Section 3.21(a) of the Disclosure Schedules contains a list of all persons who are independent contractors or consultants of each member of the Company Group as of the date hereof, and sets forth for each such individual the following: (i) name; (ii) title or position (including whether full-time or part-time); (iii) retention date; (iv) current annual base compensation rate or contract fee; (v) commission, bonus or other incentive-based compensation; and (vi) a description of the fringe benefits provided to each such individual as of the date hereof. Except as set forth in Section 3.21(a) of the Disclosure Schedules, as of the date hereof, all compensation, including wages, commissions, bonuses, fees and other compensation, payable to all independent contractors or consultants of any member of the Company Group for services performed on or prior to the date hereof have been paid in full (or accrued in full on the Interim Balance Sheet) and there are no outstanding agreements, understandings or commitments of any member of the Company Group with respect to any compensation, commissions, bonuses or fees.

(c) No member of the Company Group is, or has ever been, a party to, bound by, or negotiating any collective bargaining agreement or other Contract with a union, works council or labor organization (collectively, “Union”), and there is not, and has never been, any Union representing or purporting to represent any employee of any member of the Company Group.

(d) The Company is and has been in compliance with all applicable Laws pertaining to consultants and independent contractors of any member of the Company Group, including all Laws relating to labor relations, equal opportunities, fair practices, discrimination, harassment, retaliation, reasonable accommodation, disability rights or benefits, immigration, wages, hours, overtime compensation, child labor, hiring, promotion and termination, working conditions, meal and break periods, privacy, health and safety, workers’ compensation, leaves of absence, paid sick leave and unemployment insurance. All individuals characterized and treated by any member of the Company Group as independent contractors or consultants are properly treated as independent contractors under all applicable Laws. There are no Actions against any member of the Company Group pending, or to the Seller’s Knowledge, threatened to be brought or filed, by or with any Governmental Authority or arbitrator in connection with the employment of any current or former consultant or independent contractor of any member of the Company Group, including, without limitation, any charge, investigation or claim relating to the Laws referred to in the first sentence of this paragraph or any other employment related matter arising under applicable Laws.

Section 3.22 Benefit Matters.

(a) Neither Seller or any of its Affiliates nor any member of the Company Group currently has or ever maintained, sponsored, contributed to, or required to be contributed to, for the benefit of any current or former employee, officer, director, retiree, independent contractor or consultant of any member of the Company Group or any spouse or dependent of such individual pension, benefit, retirement, compensation, employment, consulting, profit-sharing, deferred compensation, incentive, bonus, performance award, phantom equity, stock or stock-based, change in control, retention, severance, vacation, paid time off (PTO), medical, vision, dental, disability, welfare, Code Section 125 cafeteria, fringe benefit and other similar agreement, plan, policy, program or arrangement (and any amendments thereto), in each case whether or not reduced to writing and whether funded or unfunded, including each “employee benefit plan” within the meaning of Section 3(3) of ERISA, whether or not tax-qualified and whether or not subject to ERISA, (each, a “Benefit Plan”), nor is there any Benefit Plan under which any member of the Company Group or any of its ERISA Affiliates has or may have any Liability, or with respect to which Buyer or any of its Affiliates would reasonably be expected to have any Liability, contingent or otherwise.

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(b) Except as set forth in Section 3.22(b) of the Disclosure Schedules, neither the execution of this Agreement nor any of the transactions contemplated by this Agreement will (either alone or upon the occurrence of any additional or subsequent events): (i) entitle any current or former director, officer, independent contractor or consultant of any member of the Company Group to severance pay or any other payment; (ii) accelerate the time of payment, funding or vesting, or increase the amount of compensation (including stock-based compensation) due to any such individual; (iii) result in “excess parachute payments” within the meaning of Section 280G(b) of the Code; or (vi) require a “gross-up” or other payment to any “disqualified individual” within the meaning of Section 280G(c) of the Code.

(c) Each member of the Company Group has complied with the WARN Act, and it has no plans to undertake any action that would trigger the WARN Act.

Section 3.23 Taxes. Except as set forth in Section 3.23 of the Disclosure Schedules:]

(a) All Tax Returns required to be filed on or before the Closing Date by the Company Group have been, or will be, timely filed. Such Tax Returns are, or will be, true, complete and correct in all respects. All Taxes due and owing by the Company Group (whether or not shown on any Tax Return) have been, or will be, timely paid.

(b) Each member of the Company Group has withheld and paid each Tax required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, customer, shareholder or other party, and complied with all information reporting and backup withholding provisions of applicable Law.

(c) No claim has been made by any taxing authority in any jurisdiction where any member of the Company Group does not file Tax Returns that it is, or may be, subject to Tax by that jurisdiction.

(d) No extensions or waivers of statutes of limitations have been given or requested with respect to any Taxes of any member of the Company Group.

(e) The amount of the Company Group’s Liability for unpaid Taxes for all periods ending on or before March 31, 2020, does not, in the aggregate, exceed the amount of accruals for Taxes (excluding reserves for deferred Taxes) reflected on the Financial Statements. The amount of the Company Group’s Liability for unpaid Taxes for all periods following the end of the recent period covered by the Financial Statements shall not, in the aggregate, exceed the amount of accruals for Taxes (excluding reserves for deferred Taxes) as adjusted for the passage of time in accordance with the past custom and practice of the Company Group (and which accruals shall not exceed comparable amounts incurred in similar periods in prior years).

(f) Section 3.23(f) of the Disclosure Schedules sets forth:

(i) the taxable years of any member of the Company Group as to which the applicable statutes of limitations on the assessment and collection of Taxes have not expired;

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(ii) those years for which examinations by the taxing authorities have been completed; and

(iii) those taxable years for which examinations by taxing authorities are presently being conducted.

(g) All deficiencies asserted, or assessments made, against any member of the Company Group as a result of any examinations by any taxing authority have been fully paid.

(h) No member of the Company Group is a party to any Action by any taxing authority. There are no pending or threatened Actions by any taxing authority.

(i) Seller has delivered to Buyer copies of all federal, state, local and foreign income, franchise and similar Tax Returns, examination reports, and statements of deficiencies assessed against, or agreed to by, any member of the Company Group for all Tax periods ending after December 31, 2016.

(j) There are no Encumbrances for Taxes (other than for current Taxes not yet due and payable) upon the assets of any member of the Company Group.

(k) No member of the Company Group is a party to, or bound by, any Tax indemnity, Tax sharing or Tax allocation agreement.

(l) No private letter rulings, technical advice memoranda or similar agreement or rulings have been requested, entered into or issued by any taxing authority with respect to any member of the Company Group.

(m) No member of the Company Group has been a member of an affiliated, combined, consolidated or unitary Tax group for Tax purposes. No member of the Company Group has any Liability for Taxes of any Person (other than the Company Group) under Treasury Regulations Section 1.1502-6 (or any corresponding provision of state, local or foreign Law), as transferee or successor, by contract or otherwise.

(n) No member of the Company Group will be required to include any item of income in, or exclude any item or deduction from, taxable income for any taxable period or portion thereof ending after the Closing Date as a result of:

(i) any change in a method of accounting under Section 481 of the Code (or any comparable provision of state, local or foreign Tax Laws), or use of an improper method of accounting, for a taxable period ending on or prior to the Closing Date;

(ii) an installment sale or open transaction occurring on or prior to the Closing Date;

(iii) a prepaid amount received on or before the Closing Date;

(iv) any closing agreement under Section 7121 of the Code, or similar provision of state, local or foreign Law; or

(v) any election under Section 108(i) of the Code.

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(o) No member of the Company Group has been a “distributing corporation” or a “controlled corporation” in connection with a distribution described in Section 355 of the Code.

(p) No member of the Company Group is, nor has been, a party to, or a promoter of, a “reportable transaction” within the meaning of Section 6707A(c)(1) of the Code and Treasury Regulations Section 1.6011 4(b).

(q) There is currently no limitation on the utilization of net operating losses, capital losses, built-in losses, tax credits or similar items of any member of the Company Group under Sections 269, 382, 383, 384 or 1502 of the Code and the Treasury Regulations thereunder (and comparable provisions of state, local or foreign Law).

(r) Section 3.23(r) of the Disclosure Schedules sets forth all foreign jurisdictions in which any member of the Company Group is subject to Tax, is engaged in business or has a permanent establishment. No member of the Company Group has entered into a gain recognition agreement pursuant to Treasury Regulations Section 1.367(a)-8. No member of the Company Group has transferred an intangible the transfer of which would be subject to the rules of Section 367(d) of the Code.

(s) No property owned by any member of the Company Group is (i) required to be treated as being owned by another person pursuant to the so-called “safe harbor lease” provisions of former Section 168(f)(8) of the Internal Revenue Code of 1954, as amended, (ii) subject to Section 168(g)(1)(A) of the Code, or (iii) subject to a disqualified leaseback or long-term agreement as defined in Section 467 of the Code.

Section 3.24 Money Laundering Laws. The operations of each member of the Company Group are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all U.S. and non-U.S. jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority (collectively, the “Money Laundering Laws”), and no Proceeding involving any member of the Company Group with respect to the Money Laundering Laws is pending or, to the Knowledge of Seller, threatened.

Section 3.25 Foreign Corrupt Practices. Neither any member of the Company Group nor, to Seller’s Knowledge, any director, officer, agent, employee or other Person acting on behalf of any member of the Company Group has, in the course of its actions for, or on behalf of, any member of the Company Group (a) used any corporate or company funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (c) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (d) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

Section 3.26 No Disagreements with Accountants and Lawyers. To the Knowledge of Seller, there are no disagreements of any kind, including but not limited to any disagreements regarding fees owed for services rendered, presently existing, or reasonably anticipated by Seller or any member of the Company Group to arise, between any member of the Company Group and the accountants and lawyers formerly or presently employed by any member of the Company Group which could affect Seller or any member of the Company Group’s ability to perform any of its obligations under this Agreement, and each member of the Company Group is current with respect to any fees owed to its accountants and lawyers. No independent accountant who was previously engaged as the principal accountant to audit the any member of the Company Group’s financial statements has resigned (or indicated it has declined to stand for re-election after the completion of the current audit) or was dismissed, and there were no disagreements with the accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

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Section 3.27 Books and Records. The minute books and stock record books of each member of the Company Group, all of which have been made available to Buyer, are complete and correct and have been maintained in accordance with sound business practices. The minute books of each member of the Company Group contain accurate and complete records of all meetings, and actions taken by written consent of, the stockholders, the board of directors (or other governing body) and any committees thereof, and no meeting, or action taken by written consent, of any such stockholders, board of directors (or other governing body) or committee has been held for which minutes have not been prepared and are not contained in such minute books. At the Closing, all of those books and records will be in the possession of the Company.

Section 3.28 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement or other Ancillary Document based upon arrangements made by or on behalf of Seller.

Section 3.29 Investment Representations.

(a) Investment Purpose. Seller understands and agrees that the consummation of this Agreement including the delivery of the DSS Shares to Seller in exchange for the Impact Shares as contemplated hereby may constitute the offer and sale of securities under the Securities Act and applicable state securities laws and that the DSS Shares are being acquired for Seller’s own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act.

(b) Accredited Investor Status. Seller is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act (an “Accredited Investor”).

(c) Reliance on Exemptions. Seller understands that the DSS Shares are being issued to Seller in reliance upon specific exemptions from the registration requirements of United States federal and state securities Laws and that DSS and Buyer are relying upon the truth and accuracy of, and Seller’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Seller set forth herein in order to determine the availability of such exemptions and the eligibility of Seller to acquire the DSS Shares.

(d) Information. Seller and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of DSS and materials relating to the issuance of the DSS Shares that have been requested by Seller or its advisors. Seller and its advisors, if any, have been afforded the opportunity to ask questions of the management of DSS. Seller understands that its investment in the DSS Shares involves a significant degree of risk. Seller is not aware of any facts that may constitute a breach of any of DSS’s or Buyer’s representations and warranties made herein. Seller has received and reviewed the SEC Reports and consents to such SEC Reports being delivered to Seller via the DSS’s filings with the SEC through its electronic EDGAR database.

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(e) Governmental Review. Seller understands that no United States federal or state agency or any other Governmental Authority has passed upon or made any recommendation or endorsement of the DSS Shares.

(f) Transfer or Resale. Seller understands that (i) the sale or re-sale of the DSS Shares has not been and is not being registered under the Securities Act or any applicable state or foreign securities Laws, and the DSS Shares may not be Transferred unless (a) the DSS Shares are sold pursuant to an effective registration statement under the Securities Act, (b) Seller shall have delivered to DSS, at the cost of Seller, an opinion of U. S. securities counsel reasonably satisfactory to DSS that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the DSS Shares to be sold or transferred may be sold or transferred pursuant to an exemption from the registration requirements of the Securities Act (including Rule 144 promulgated under the Securities Act (or a successor rule) (“Rule 144”)), which opinion is accepted by DSS, (c) the DSS Shares are sold or transferred to an Affiliate of Seller who agrees to sell or otherwise transfer the DSS Shares only in accordance with this Section 3.29 and who is an Accredited Investor, or (d) the DSS Shares are sold pursuant to Regulation S under the Securities Act (or a successor rule) (“Regulation S”), and Seller shall have delivered to DSS, at the cost of Seller, an opinion of U. S. securities counsel reasonably satisfactory to DSS that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by DSS; (ii) any sale of DSS Shares made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such DSS Shares under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither DSS or Buyer nor any other Person is under any obligation to register the DSS Shares under the Securities Act or any state or foreign securities Laws or to comply with the terms and conditions of any exemption thereunder (in each case).

(g) Legends. Seller understands that the DSS Shares, until such time as they may have been registered under the Securities Act, or may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold or other restrictions, the DSS Shares, and any securities into which the DSS Shares may be converted or for which they may be exchanged, will bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed with DSS’s transfer agent against transfer of the certificates for such securities):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE[, AND THE SECURITIES INTO WHICH THEY ARE CONVERTIBLE,] HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR FOREIGN SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.”

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The legend set forth above shall be removed and DSS shall issue a certificate without such legend to the holder of any DSS Shares upon which it is stamped, if, unless otherwise required by applicable state securities Laws, (a) the DSS Shares are registered for sale under an effective registration statement filed under the Securities Act or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold or other restrictions, or (b) such holder provides DSS with an opinion of counsel as provided above. Seller agrees to sell all DSS Shares, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any. If Seller effects a sale, assignment or transfer of the DSS Shares in accordance with Section 3.29(f), DSS shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by Seller to effect such sale, transfer or assignment.

Section 3.30 Proxy Information. The information contained in the SED Meeting Circular (other than information supplied by DSS or Buyer or any of their Affiliates specifically for use therein) as of the date thereof, and up to and including the date of the SED Stockholders’ Meeting, (i) will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances in which they were made, not misleading, (ii) will disclose all facts that the SED board of directors deems material to a vote on this Agreement and the transactions contemplated hereby, and (iii) will comply in all material respects with the provisions of applicable Singapore law. The information contained in the DSS Proxy Statement supplied by SED, Seller or any member of the Company Group, or any of their Affiliates specifically for use therein as of the date thereof, and up to and including the date of the DSS Stockholders’ Meeting, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances in which they were made, not misleading.

Section 3.31 Full Disclosure. No representation or warranty by Seller in this Agreement and no statement contained in the Disclosure Schedules to this Agreement or any certificate or other document furnished or to be furnished to Buyer pursuant to this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading.

ARTICLE IV
Representations and warranties of buyer aND DSS

Except as set forth in the correspondingly numbered Section of the Disclosure Schedules (which will be delivered to Seller and SED on or before the SED Circular Filing Date and shall be attached to and become a part of this Agreement as of the SED Circular Filing Date), each of DSS and Buyer, jointly and severally, represents and warrants to each of Seller and SED that the statements contained in this ARTICLE IV will be true and correct as of the SED Circular Filing Date.

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Section 4.01 Organization and Authority. Each of Buyer and DSS is a corporation duly organized, validly existing and in good standing under the Laws of the state of its incorporation. Each of Buyer and DSS has full corporate power and authority to enter into this Agreement and the Ancillary Documents to which it is a party, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by each of Buyer and DSS of this Agreement and any Ancillary Document to which it is a party, the performance by each of Buyer and DSS of its obligations hereunder and thereunder and the consummation by each of Buyer and DSS of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of each of Buyer and DSS, subject to the approval of this agreement and the transactions contemplated hereby by the holders of DSS common stock. This Agreement has been duly executed and delivered by each of Buyer and DSS, and (assuming due authorization, execution and delivery by Seller) this Agreement constitutes a legal, valid and binding obligation of Buyer or DSS, as the case may be, enforceable against it in accordance with its terms. When each Ancillary Document to which it is or will be a party has been duly executed and delivered by Buyer or DSS (assuming due authorization, execution and delivery by each other party thereto), such Ancillary Document will constitute a legal and binding obligation of Buyer or DSS, as the case may be, enforceable against it in accordance with its terms.

Section 4.02 DSS Stockholder Approval. The approval by the holders of DSS common stock is the only vote of holders of any class of DSS capital stock necessary to adopt and approve this Agreement and the transactions contemplated hereby. The affirmative vote of Persons holding at least a majority of the issued and outstanding shares of DSS common stock as of the record date for the DSS Stockholders’ Meeting is the only vote of DSS stockholders required to approve the this Agreement and the transactions contemplated hereby. DSS’s board of directors, by resolution duly adopted by the unanimous vote of the entire board of directors at a meeting duly called and held or acting by unanimous written consent, has (i) determined that this Agreement and the transactions contemplated hereby are advisable and are in the best interests of DSS and its stockholders, (ii) authorized and approved this Agreement and the transactions contemplated hereby, (iii) directed that the this Agreement and the transactions contemplated hereby be submitted for consideration at the DSS Stockholders’ Meeting, and (iv) recommended that its stockholders approve the this Agreement and the transactions contemplated hereby.

Section 4.03 No Conflicts; Consents. The execution, delivery and performance by each of Buyer and DSS of this Agreement and the Ancillary Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) conflict with or result in a violation or breach of, or default under, any provision of its certificate of incorporation, by-laws or other organizational documents; (b) conflict with or result in a violation or breach of any provision of any Law or Governmental Order applicable to it; or (c) require the consent, notice or other action by any Person under any material Contract to which it is a party. No consent, approval, Permit, Governmental Order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to Buyer or DSS in connection with the execution and delivery of this Agreement and the Ancillary Documents and the consummation of the transactions contemplated hereby and thereby.

Section 4.04 Investment Purpose. Buyer is acquiring the Impact Shares solely for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof. Buyer acknowledges that the Impact Shares are not registered under the Securities Act, or any state or foreign securities laws, and that the Impact Shares may not be transferred or sold except pursuant to the registration provisions of the Securities Act or pursuant to an applicable exemption therefrom and subject to state securities laws and regulations, as applicable.

Section 4.05 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement or any Ancillary Document based upon arrangements made by or on behalf of Buyer or DSS.

Section 4.06 Legal Proceedings. There are no Actions pending or, to Buyer’s knowledge, threatened against or by Buyer or any Affiliate of Buyer that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise or serve as a basis for any such Action.

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Section 4.07 DSS Shares. Assuming the accuracy of the representations and warranties made by SED and the Seller herein, the DSS Common Shares and the DSS Preferred Shares, when issued and delivered as provided herein, and the shares of DSS common stock issuable upon conversion of the DSS Preferred Shares, upon conversion thereof as provided in the Certificate of Designations, will have been duly authorized, and will be validly issued, fully paid and non-assessable, and will have been issued in accordance with a valid exemption to the registration requirements of the Securities Act.

Section 4.08 SEC Reports.

(a) DSS has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC since January 1, 2018, pursuant to the Exchange Act (the “SEC Reports”).

(b) As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of DSS included in the SEC Reports comply in all respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto, or, in the case of unaudited statements as permitted by Form 10-Q), and fairly present in all material respects (subject in the case of unaudited statements, to normal, recurring audit adjustments) the financial position of DSS and its subsidiaries as at the dates thereof and the results of their operations and cash flows for the periods then ended.

(c) Internal Accounting Controls. As set forth in the SEC Reports, DSS and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (c) access to assets is permitted only in accordance with management’s general or specific authorization, and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

Section 4.09 Proxy Information. The information contained in the DSS Proxy Statement (other than information supplied by SED, Seller or any member of the Company Group, or any of their Affiliates specifically for use therein) as of the date thereof, and up to and including the date of the DSS Stockholders’ Meeting, (i) will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances in which they were made, not misleading, (ii) will disclose all facts that the DSS board of directors deems material to a vote on this Agreement and the transactions contemplated hereby, and (iii) will comply in all material respects with the provisions of the Exchange Act. The information contained in the sed Meeting Circular supplied by DSS, Buyer or any of their Affiliates specifically for use therein as of the date thereof, and up to and including the date of the SED Stockholders’ Meeting, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances in which they were made, not misleading.

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ARTICLE V
Covenants

Section 5.01 Conduct of Business Prior to the Closing. From the date hereof until the Closing, except as otherwise provided in this Agreement or consented to in writing by Buyer (which consent shall not be unreasonably withheld or delayed), each of Seller and SED shall, and shall cause each member of the Company Group to, (x) conduct its business in the ordinary course of business consistent with past practice; and (y) use reasonable best efforts to maintain and preserve intact the current organization, business and franchise of each member of the Company Group and to preserve the rights, franchises, goodwill and relationships of its employees, customers, lenders, suppliers, regulators and others having business relationships with any member of the Company Group. Without limiting the foregoing, from the date hereof until the Closing Date, each of Seller and SED shall:

(a) cause each member of the Company Group to preserve and maintain all of its Permits;

(b) cause each member of the Company Group to pay its debts, Taxes and other obligations when due;

(c) cause each member of the Company Group to maintain the properties and assets owned, operated or used by it in the same condition as they were on the date of this Agreement, subject to reasonable wear and tear;

(d) cause each member of the Company Group to continue in full force and effect without modification all Insurance Policies, except as required by applicable Law;

(e) cause each member of the Company Group to defend and protect its properties and assets from infringement or usurpation;

(f) cause each member of the Company Group to perform all of its obligations under all Contracts relating to or affecting its properties, assets or business;

(g) cause each member of the Company Group to maintain its books and records in accordance with past practice;

(h) cause each member of the Company Group to comply in all material respects with all applicable Laws; and

(i) cause each member of the Company Group not to take or permit any action that would cause any of the changes, events or conditions described in Section 3.09 to occur.

Section 5.02 Access to Information. From the date hereof until the Closing, each of Seller and SED shall, and shall cause each member of the Company Group to, (a) afford Buyer and its Representatives full and free access to and the right to inspect all of the Real Property, properties, assets, premises, books and records, Contracts and other documents and data related to each member of the Company Group; (b) furnish Buyer and its Representatives with such financial, operating and other data and information related to each member of the Company Group as Buyer or any of its Representatives may reasonably request; and (c) instruct the Representatives of Seller, SED and each member of the Company Group to cooperate with Buyer in its investigation of the Company Group. Any investigation pursuant to this Section 5.02 shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of Seller, SED or any member of the Company Group. No investigation by Buyer or other information received by Buyer shall operate as a waiver or otherwise affect any representation, warranty or agreement given or made by Seller or SED in this Agreement.

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Section 5.03 No Solicitation of Other Bids.

(a) Each of Seller and SED shall not, and shall not authorize or permit any of its Affiliates (including any member of the Company Group) or any of its or their Representatives to, directly or indirectly, (i) encourage, solicit, initiate, facilitate or continue inquiries regarding an Acquisition Proposal; (ii) enter into discussions or negotiations with, or provide any information to, any Person concerning a possible Acquisition Proposal; or (iii) enter into any agreements or other instruments (whether or not binding) regarding an Acquisition Proposal. Each of Seller and SED shall immediately cease and cause to be terminated, and shall cause its Affiliates (including each member of the Company Group) and all of its and their Representatives to immediately cease and cause to be terminated, all existing discussions or negotiations with any Persons conducted heretofore with respect to, or that could lead to, an Acquisition Proposal. For purposes hereof, “Acquisition Proposal” shall mean any inquiry, proposal or offer from any Person (other than Buyer or any of its Affiliates) concerning (i) a merger, consolidation, liquidation, recapitalization, share exchange or other business combination transaction involving any member of the Company Group; (ii) the issuance or acquisition of shares of capital stock or other equity securities of any member of the Company Group; or (iii) the sale, lease, exchange or other disposition of any significant portion of any member of the Company Group’s properties or assets.

(b) In addition to the other obligations under this Section 5.03, each of Seller and SED shall promptly (and in any event within one Business Day after receipt thereof by Seller, SED or its Representatives) advise Buyer orally and in writing of any Acquisition Proposal, any request for information with respect to any Acquisition Proposal, or any inquiry with respect to or which could reasonably be expected to result in an Acquisition Proposal, the material terms and conditions of such request, Acquisition Proposal or inquiry, and the identity of the Person making the same.

(c) Each of Seller and SED agrees that the rights and remedies for noncompliance with this Section 5.03 shall include having such provision specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach shall cause irreparable injury to Buyer and that money damages would not provide an adequate remedy to Buyer.

Section 5.04 Notice of Certain Events.

(a) From the date hereof until the Closing, each of Seller and SED shall promptly notify Buyer in writing of:

(i) any fact, circumstance, event or action the existence, occurrence or taking of which (A) has had, or could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (B) has resulted in, or could reasonably be expected to result in, any representation or warranty made by Seller or SED hereunder not being true and correct or (C) has resulted in, or could reasonably be expected to result in, the failure of any of the conditions set forth in Section 7.02 to be satisfied;

(ii) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

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(iii) any notice or other communication from any Governmental Authority in connection with the transactions contemplated by this Agreement; and

(iv) any Actions commenced or, to Seller’s Knowledge, threatened against, relating to or involving or otherwise affecting Seller, SED or any member of the Company Group that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 3.18 or that relates to the consummation of the transactions contemplated by this Agreement.

(b) Buyer’s receipt of information pursuant to this Section 5.04 shall not operate as a waiver or otherwise affect any representation, warranty or agreement given or made by Seller or SED in this Agreement (including Section 8.02 and Section 9.01(b)) and shall not be deemed to amend or supplement the Disclosure Schedules.

Section 5.05 Confidentiality. From and after the Closing, each of Seller and SED shall, and shall cause its Affiliates to, hold, and shall use its reasonable best efforts to cause its or their respective Representatives to hold, in confidence any and all information, whether written or oral, concerning any member of the Company Group, except to the extent that Seller or SED can show that such information (a) is generally available to and known by the public through no fault of Seller, SED any of their Affiliates or their respective Representatives; or (b) is lawfully acquired by Seller, SED any of their Affiliates or their respective Representatives from and after the Closing from sources which are not prohibited from disclosing such information by a legal, contractual or fiduciary obligation. If Seller, SED or any of their Affiliates or their respective Representatives are compelled to disclose any information by judicial or administrative process or by other requirements of Law, Seller or SED shall promptly notify Buyer in writing and shall disclose only that portion of such information which Seller is advised by its counsel in writing is legally required to be disclosed, provided that Seller or SED, as the case may be, shall use reasonable best efforts to obtain an appropriate protective order or other reasonable assurance that confidential treatment will be accorded such information.

Section 5.06 Non-Competition; Non-Solicitation.

(a) For a period of five (5) years commencing on the Closing Date (the “Restricted Period”), neither of Seller nor SED shall, nor shall permit any of its Affiliates to, directly or indirectly, (i) engage in or assist others in engaging in the Restricted Business in the Territory; (ii) have an interest in any Person that engages directly or indirectly in the Restricted Business in the Territory in any capacity, including as a partner, shareholder, member, employee, principal, agent, trustee or consultant; or (iii) intentionally interfere in any material respect with the business relationships (whether formed prior to or after the date of this Agreement) between any member of the Company Group and customers or suppliers of any member of the Company Group. Notwithstanding the foregoing clause (ii), Seller, SED or their Affiliates may own, directly or indirectly, solely as an investment, securities of any such Person that are traded on any national securities exchange if none of Seller, SED or any of their Affiliates is not a controlling Person of, or a member of a group which controls, such Person and do not, in the aggregate, directly or indirectly, own 5% or more of any class of securities of such Person.

(b) During the Restricted Period, neither of Seller nor SED shall, nor shall permit any of its Affiliates to, directly or indirectly, hire or solicit any employee of the Company Group or encourage any such employee to leave such employment or hire any such employee who has left such employment, except pursuant to a general solicitation which is not directed specifically to any such employees; provided, that nothing in this Section 5.06(b) shall prevent Seller, SED or any of their Affiliates from hiring any employee whose employment has been terminated by the Company Group or Buyer.

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(c) During the Restricted Period, neither of Seller nor SED shall, nor shall permit any of its Affiliates to, directly or indirectly, solicit or entice, or attempt to solicit or entice, any clients or customers of any member of the Company Group or potential clients or customers of any member of the Company Group for purposes of diverting their business or services from any member of the Company Group.

(d) Each of Seller and SED acknowledges that a breach or threatened breach of this Section 5.06 would give rise to irreparable harm to Buyer and DSS, for which monetary damages would not be an adequate remedy, and hereby agrees that in the event of a breach or a threatened breach by Seller or SED of any such obligations, Buyer or DSS shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a temporary restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction (without any requirement to post bond).

(e) Each of Seller and SED acknowledges that the restrictions contained in this Section 5.06 are reasonable and necessary to protect the legitimate interests of Buyer and DSS and constitute a material inducement to each of Buyer and DSS to enter into this Agreement and consummate the transactions contemplated by this Agreement. In the event that any covenant contained in this Section 5.06 should ever be adjudicated to exceed the time, geographic, product or service, or other limitations permitted by applicable Law in any jurisdiction, then any court is expressly empowered to reform such covenant, and such covenant shall be deemed reformed, in such jurisdiction to the maximum time, geographic, product or service, or other limitations permitted by applicable Law. The covenants contained in this Section 5.06 and each provision hereof are severable and distinct covenants and provisions. The invalidity or unenforceability of any such covenant or provision as written shall not invalidate or render unenforceable the remaining covenants or provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such covenant or provision in any other jurisdiction.

Section 5.07 Governmental Approvals and Consents.

(a) Each party hereto shall, as promptly as possible, (i) make, or cause or be made, all filings and submissions required under any Law applicable to such party or any of its Affiliates; and (ii) use reasonable best efforts to obtain, or cause to be obtained, all consents, authorizations, orders and approvals from all Governmental Authorities that may be or become necessary for its execution and delivery of this Agreement and the performance of its obligations pursuant to this Agreement and the Ancillary Documents. Each party shall cooperate fully with the other Party and its Affiliates in promptly seeking to obtain all such consents, authorizations, orders and approvals. The parties hereto shall not willfully take any action that will have the effect of delaying, impairing or impeding the receipt of any required consents, authorizations, orders and approvals.

(b) The Parties shall use reasonable best efforts to give all notices to, and obtain all consents from, all third parties that are described in Section 3.05 and Section 4.03 of the Disclosure Schedules.

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(c) Without limiting the generality of the Parties’ undertakings pursuant to subsections (a) and (b) above, each of the Parties hereto shall use all reasonable best efforts to:

(i) respond to any inquiries by any Governmental Authority regarding antitrust or other matters with respect to the transactions contemplated by this Agreement or any Ancillary Document;

(ii) avoid the imposition of any order or the taking of any action that would restrain, alter or enjoin the transactions contemplated by this Agreement or any Ancillary Document; and

(iii) in the event any Governmental Order adversely affecting the ability of the Parties to consummate the transactions contemplated by this Agreement or any Ancillary Document has been issued, to have such Governmental Order vacated or lifted.

(d) If any consent, approval or authorization necessary to preserve any right or benefit under any Contract to which any member of the Company Group is a party is not obtained prior to the Closing, Seller and SED shall, subsequent to the Closing, cooperate with Buyer and the Company Group in attempting to obtain such consent, approval or authorization as promptly thereafter as practicable. If such consent, approval or authorization cannot be obtained, Seller and SED shall use their reasonable best efforts to provide the applicable member of the Company Group with the rights and benefits of the affected Contract for the term thereof, and, if Seller and SED provide such rights and benefits, the applicable member of the Company Group shall assume all obligations and burdens thereunder.

(e) All analyses, appearances, meetings, discussions, presentations, memoranda, briefs, filings, arguments, and proposals made by or on behalf of either party before any Governmental Authority or the staff or regulators of any Governmental Authority, in connection with the transactions contemplated hereunder (but, for the avoidance of doubt, not including any interactions between Seller, SED or any member of the Company Group with Governmental Authorities in the ordinary course of business, any disclosure which is not permitted by Law or any disclosure containing confidential information) shall be disclosed to the other parties hereunder in advance of any filing, submission or attendance, it being the intent that the Parties will consult and cooperate with one another, and consider in good faith the views of one another, in connection with any such analyses, appearances, meetings, discussions, presentations, memoranda, briefs, filings, arguments, and proposals. Each party shall give notice to the other Party with respect to any meeting, discussion, appearance or contact with any Governmental Authority or the staff or regulators of any Governmental Authority, with such notice being sufficient to provide the other Party with the opportunity to attend and participate in such meeting, discussion, appearance or contact.

(f) Notwithstanding the foregoing, nothing in this Section 5.07 shall require, or be construed to require, Buyer or any of its Affiliates to agree to (i) sell, hold, divest, discontinue or limit, before or after the Closing Date, any assets, businesses or interests of Buyer, any member of the Company Group or any of their respective Affiliates; (ii) any conditions relating to, or changes or restrictions in, the operations of any such assets, businesses or interests which, in either case, could reasonably be expected to result in a Company Material Adverse Effect or materially and adversely impact the economic or business benefits to Buyer of the transactions contemplated by this Agreement; or (iii) any material modification or waiver of the terms and conditions of this Agreement.

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Section 5.08 Books and Records.

(a) In order to facilitate the resolution of any claims made against or incurred by Seller or SED prior to the Closing, or for any other reasonable purpose, for a period of ten (10) years after the Closing, Buyer shall:

(i) retain the books and records (including personnel files) of each member of the Company Group relating to periods prior to the Closing in a manner reasonably consistent with the prior practices of the applicable member of the Company Group; and

(ii) upon reasonable notice, afford the Representatives of Seller and SED reasonable access (including the right to make, at their expense, photocopies), during normal business hours, to such books and records;

provided, however, that any books and records related to Tax matters shall be retained pursuant to the periods set forth in ARTICLE VI.

(b) In order to facilitate the resolution of any claims made by or against or incurred by Buyer or any member of the Company Group after the Closing, or for any other reasonable purpose, for a period of ten (10) years following the Closing, Seller and SED shall:

(i) retain the books and records (including personnel files) of Seller and SED which relate to each member of the Company Group and its operations for periods prior to the Closing; and

(ii) upon reasonable notice, afford the Representatives of Buyer or any member of the Company Group reasonable access (including the right to make, at Buyer’s expense, photocopies), during normal business hours, to such books and records;

provided, however, that any books and records related to Tax matters shall be retained pursuant to the periods set forth in ARTICLE VI.

(c) No Party shall be obligated to provide any other Party with access to any books or records (including personnel files) pursuant to this Section 5.08 where such access would violate any Law.

Section 5.09 Closing Conditions From the date hereof until the Closing, each Party hereto shall, and Seller and SED shall cause each member of the Company Group to, use reasonable best efforts to take such actions as are necessary to expeditiously satisfy the closing conditions set forth in ARTICLE VII hereof.

Section 5.10 DSS Stockholder Approval. As promptly as practicable after the approval of the transactions contemplated by this Agreement by all applicable Governmental Authorities, in accordance with DSS’s certificate of incorporation and by-laws, applicable Law and this Agreement, DSS shall submit the this Agreement and the transactions contemplated hereby to its stockholders for approval at the DSS Stockholders’ Meeting with the recommendation that its stockholders approve this Agreement and the transactions contemplated hereby.

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Section 5.11 DSS Proxy Statement.

(a) Seller and SED shall use their best efforts to deliver to Buyer and DSS a complete set of Disclosure Schedules in accordance with the introduction to ARTICLE III within fourteen (14) days after the date of this Agreement. The Parties shall cooperate with one another in the preparation of the DSS Proxy Statement. DSS will provide SED and Seller and their counsel with a reasonable opportunity to review and comment on the DSS Proxy Statement (and all supplements and amendments thereto) prior to delivering it to holders of DSS Common Stock, and will provide SED and Seller and their counsel with a copy of the final DSS Proxy Statement (and all supplements and amendments thereto) promptly after it is delivered to holders of the DSS common stock. Each Party shall promptly notify the others if at any time it becomes aware that the DSS Proxy Statement contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. In such event, DSS shall prepare and deliver to holders of DSS common stock a supplement or an amendment to the DSS Proxy Statement that corrects such misstatement or omission.

(b) On the DSS Proxy Filing Date, each of Seller and SED shall deliver to DSS and Buyer a certificate, dated the DSS Proxy Filing Date and signed by a duly authorized officer, that (i) other than the representations and warranties of Seller and SED contained in Section 3.01, Section 3.02, Section 3.03, Section 3.07(a) and Section 3.28, the representations and warranties of Seller and SED contained in this Agreement, the Ancillary Documents and any certificate or other writing delivered pursuant hereto are true and correct in all respects (in the case of any representation or warranty qualified by materiality or Company Material Adverse Effect) or in all material respects (in the case of any representation or warranty not qualified by materiality or Company Material Adverse Effect) on and as of the DSS Proxy Filing Date a with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects), and (ii) the representations and warranties of Seller and SED contained in Section 3.01, Section 3.02, Section 3.03, Section 3.07(a) and Section 3.28 shall be true and correct in all respects on and as of the DSS Proxy Filing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects)

Section 5.12 SED Stockholder Approval. As promptly as practicable after the approval of the Contemplated Transactions by all applicable Governmental Authorities, in accordance with SED’s constitution, applicable Law and this Agreement, SED shall submit the this Agreement and the transactions contemplated hereby to its stockholders for approval at the SED Stockholders’ Meeting with the recommendation that its stockholders approve this Agreement and the transactions contemplated hereby.

Section 5.13 SED Meeting Circular.

(a) Buyer and DSS shall use their best efforts to deliver to Seller and SED a complete set of Disclosure Schedules in accordance with the introduction to ARTICLE IV within fourteen (14) days after the date of this Agreement. The Parties shall cooperate with one another in the preparation of the SED Meeting Circular. SED will provide DSS and Buyer and their counsel with a reasonable opportunity to review and comment on the SED Meeting Circular (and all supplements and amendments thereto) prior to delivering it to holders of SED common stock, and will provide SED and Buyer and their counsel with a copy of the final SED Meeting Circular (and all supplements and amendments thereto) promptly after it is delivered to holders of the SED common stock. Each Party shall promptly notify the others if at any time it becomes aware that the SED Meeting Circular contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. In such event, SED shall prepare and deliver to holders of SED common stock a supplement or an amendment to the SED Meeting Circular that corrects such misstatement or omission.

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(b) On the SED Circular Filing Date, each of Buyer and DSS shall deliver to SED and Seller a certificate, dated the SED Circular Filing Date and signed by a duly authorized officer, that (i) other than the representations and warranties of Buyer and DSS contained in Section 4.01 and Section 4.04, the representations and warranties of Buyer contained in this Agreement, the Ancillary Documents and any certificate or other writing delivered pursuant hereto shall be true and correct in all respects (in the case of any representation or warranty qualified by materiality or Company Material Adverse Effect) or in all material respects (in the case of any representation or warranty not qualified by materiality or Company Material Adverse Effect) on and as of the SED Circular Filing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects), and (ii) the representations and warranties of Buyer and DSS contained in Section 4.01 and Section 4.04 shall be true and correct in all respects on and as of SED Circular Filing Date with the same effect as though made at and as of such date.

Section 5.14 Public Announcements. Unless otherwise required by applicable Law or stock exchange requirements (based upon the reasonable advice of counsel), no Party to this Agreement shall make any public announcements in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media without the prior written consent of the other Party (which consent shall not be unreasonably withheld or delayed), and the Parties shall cooperate as to the timing and contents of any such announcement.

Section 5.15 Further Assurances. Following the Closing, each of the Parties hereto shall, and shall cause their respective Affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement.

ARTICLE VI
Tax matters

Section 6.01 Tax Covenants.

(a) Without the prior written consent of Buyer, Seller and SED (and, prior to the Closing, each member of the Company Group, its Affiliates and their respective Representatives) shall not, to the extent it may affect, or relate to, any member of the Company Group, make, change or rescind any Tax election, amend any Tax Return or take any position on any Tax Return, take any action, omit to take any action or enter into any other transaction that would have the effect of increasing the Tax liability or reducing any Tax asset of Buyer or any member of the Company Group in respect of any Post-Closing Tax Period. Each of Seller and SED agrees that neither Buyer nor DSS is to have any liability for any Tax resulting from any action of Seller, SED, any member of the Company Group, their Affiliates or any of their respective Representatives, and agrees to indemnify and hold harmless Buyer and DSS (and, after the Closing Date, any member of the Company Group) against any such Tax or reduction of any Tax asset.

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(b) All transfer, documentary, sales, use, stamp, registration, value added and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement and the Ancillary Documents (including any real property transfer Tax and any other similar Tax) shall be borne and paid by Seller when due. Seller shall, at its own expense, timely file any Tax Return or other document with respect to such Taxes or fees (and Buyer shall cooperate with respect thereto as necessary).

(c) Buyer shall prepare, or cause to be prepared, all Tax Returns required to be filed by any member of the Company Group after the Closing Date with respect to a Pre-Closing Tax Period. Any such Tax Return shall be prepared in a manner consistent with past practice (unless otherwise required by Law) and without a change of any election or any accounting method and shall be submitted by Buyer to Seller (together with schedules, statements and, to the extent requested by Seller, supporting documentation) at least 45 days prior to the due date (including extensions) of such Tax Return. If Seller objects to any item on any such Tax Return, it shall, within ten days after delivery of such Tax Return, notify Buyer in writing that it so objects, specifying with particularity any such item and stating the specific factual or legal basis for any such objection. If a notice of objection shall be duly delivered, Buyer and Seller shall negotiate in good faith and use their reasonable best efforts to resolve such items. If Buyer and Seller are unable to reach such agreement within ten days after receipt by Buyer of such notice, Buyer and Seller shall appoint by mutual agreement the office of an impartial nationally recognized firm of independent certified public accountants other than Seller’s Accountants or Buyer’s Accountants (the “Independent Accountant”) who, acting as experts and not arbitrators, shall resolve the disputed items, and any determination by the Independent Accountant shall be final. The Independent Accountant shall resolve any disputed items within twenty days of having the item referred to it pursuant to such procedures as it may require. If the Independent Accountant is unable to resolve any disputed items before the due date for such Tax Return, the Tax Return shall be filed as prepared by Buyer and then amended to reflect the Independent Accountant’s resolution. The costs, fees and expenses of the Independent Accountant shall be borne equally by Buyer and Seller. The preparation and filing of any Tax Return of any member of the Company Group that does not relate to a Pre-Closing Tax Period shall be exclusively within the control of Buyer.

Section 6.02 Termination of Existing Tax Sharing Agreements. Any and all existing Tax sharing agreements (whether written or not) binding upon any member of the Company Group shall be terminated as of the Closing Date. After such date none of the members of the Company Group, Seller, SED nor any of their Affiliates and their respective Representatives shall have any further rights or liabilities thereunder.

Section 6.03 Tax Indemnification. Each of Seller and SED, jointly and severally, shall indemnify each member of the Company Group, Buyer, DSS and each Buyer Indemnitee and hold them harmless from and against (a) any Loss attributable to any breach of or inaccuracy in any representation or warranty made in Section 3.23; (b) any Loss attributable to any breach or violation of, or failure to fully perform, any covenant, agreement, undertaking or obligation in ARTICLE VI; (c) all Taxes of any member of the Company Group or relating to its business for all Pre-Closing Tax Periods; (d) all Taxes of any member of an affiliated, consolidated, combined or unitary group of which any member of the Company Group (or any predecessor of any member of the Company Group) is or was a member on or prior to the Closing Date by reason of a liability under Treasury Regulation Section 1.1502-6 or any comparable provisions of foreign, state or local Law; and (e) any and all Taxes of any person imposed on any member of the Company Group arising under the principles of transferee or successor liability or by contract, relating to an event or transaction occurring before the Closing Date. In each of the above cases, together with any out-of-pocket fees and expenses (including attorneys’ and accountants’ fees) incurred in connection therewith, each of Seller and SED, jointly and severally, shall reimburse Buyer for any Taxes of any member of the Company Group that are the responsibility of Seller pursuant to this Section 6.03 within ten Business Days after payment of such Taxes by Buyer, DSS or any member of the Company Group.

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Section 6.04 Straddle Period. In the case of Taxes that are payable with respect to a taxable period that begins before and ends after the Closing Date (each such period, a “Straddle Period”), the portion of any such Taxes that are treated as Pre-Closing Taxes for purposes of this Agreement shall be:

(a) in the case of Taxes (i) based upon, or related to, income, receipts, profits, wages, capital or net worth, (ii) imposed in connection with the sale, transfer or assignment of property, or (iii) required to be withheld, deemed equal to the amount which would be payable if the taxable year ended with the Closing Date; and

(b) in the case of other Taxes, deemed to be the amount of such Taxes for the entire period multiplied by a fraction the numerator of which is the number of days in the period ending on the Closing Date and the denominator of which is the number of days in the entire period.

Section 6.05 Section 338(h)(10) Election.

(a) Election. At Buyer’s option, each member of the Company Group and Seller (and if necessary, SED) shall join with Buyer in making a timely election under Section 338(h)(10) of the Code (and any corresponding election under state, local, and foreign Law) with respect to the purchase and sale of the Impact Shares of the Company hereunder (collectively, a “Section 338(h)(10) Election”). Seller shall pay any Tax attributable to the making of the Section 338(h)(10) Election and each of Seller and SED, jointly and severally, shall indemnify Buyer and each member of the Company Group against any adverse consequences arising out of any failure to pay any such Taxes.

(b) Allocation of Purchase Price. If a Section 338(h)(10) Election is made, Seller and Buyer agree that the Purchase Price and the Liabilities of the Company Group (plus other relevant items) shall be allocated among the assets of the Company Group for all purposes (including Tax and financial accounting) as shown on the allocation schedule (the “Allocation Schedule”). A draft of the Allocation Schedule shall be prepared by Seller and delivered to Buyer within thirty (30) days following the Closing Date for its approval. If Buyer notifies Seller in writing that Buyer objects to one or more items reflected in the Allocation Schedule, Seller and Buyer shall negotiate in good faith to resolve such dispute; provided, however, that if Seller and Buyer are unable to resolve any dispute with respect to the Allocation Schedule within sixty (60) days following the Closing Date, such dispute shall be resolved by the Independent Accountant. The fees and expenses of such accounting firm shall be borne equally by Seller and Buyer. Buyer, each member of the Company Group and Seller shall file all Tax Returns (including amended returns and claims for refund) and information reports in a manner consistent with the Allocation Schedule. Any adjustments to the Purchase Price pursuant to Section 2.04 herein shall be allocated in a manner consistent with the Allocation Schedule.

Section 6.06 Contests. Buyer agrees to give written notice to Seller of the receipt of any written notice by any member of the Company Group, Buyer, DSS or any of their Affiliates which involves the assertion of any claim, or the commencement of any Action, in respect of which an indemnity may be sought by Buyer pursuant to this ARTICLE VI (a “Tax Claim”); provided, that failure to comply with this provision shall not affect Buyer’s right to indemnification hereunder. Buyer shall control the contest or resolution of any Tax Claim; provided, however, that Buyer shall obtain the prior written consent of Seller (which consent shall not be unreasonably withheld or delayed) before entering into any settlement of a claim or ceasing to defend such claim; and, provided further, that Seller shall be entitled to participate in the defense of such claim and to employ counsel of its choice for such purpose, the fees and expenses of which separate counsel shall be borne solely by Seller.

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Section 6.07 Cooperation and Exchange of Information. The Parties shall provide each other with such cooperation and information as either of them reasonably may request of the other in filing any Tax Return pursuant to this ARTICLE VI or in connection with any audit or other proceeding in respect of Taxes of any member of the Company Group. Such cooperation and information shall include providing copies of relevant Tax Returns or portions thereof, together with accompanying schedules, related work papers and documents relating to rulings or other determinations by tax authorities. Each Party shall retain all Tax Returns, schedules and work papers, records and other documents in its possession relating to Tax matters of any member of the Company Group for any taxable period beginning before the Closing Date until the expiration of the statute of limitations of the taxable periods to which such Tax Returns and other documents relate, without regard to extensions except to the extent notified by the other Party in writing of such extensions for the respective Tax periods. Prior to transferring, destroying or discarding any Tax Returns, schedules and work papers, records and other documents in its possession relating to Tax matters of any member of the Company Group for any taxable period beginning before the Closing Date, Seller or SED, on the one hand, or Buyer or SED, on the other (as the case may be) shall provide the other Parties with reasonable written notice and offer the other Parties the opportunity to take custody of such materials.

Section 6.08 Tax Treatment of Indemnification Payments. Any indemnification payments pursuant to this ARTICLE VI shall be treated as an adjustment to the Purchase Price by the Parties for Tax purposes, unless otherwise required by Law.

Section 6.09 Survival. Notwithstanding anything in this Agreement to the contrary, the provisions of Section 3.23 and this ARTICLE VI shall survive for the full period of all applicable statutes of limitations (giving effect to any waiver, mitigation or extension thereof) plus 60 days.

Section 6.10 Overlap. To the extent that any obligation or responsibility pursuant to ARTICLE VIII may overlap with an obligation or responsibility pursuant to this ARTICLE VI, the provisions of this ARTICLE VI shall govern.

ARTICLE VII
Conditions to closing

Section 7.01 Conditions to Obligations of All Parties. The obligations of each Party to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

(a) This Agreement and the transactions contemplated hereby shall have been approved by the requisite vote of (i) the Board of Directors of each of DSS and Buyer, and (ii) the stockholders of DSS at the DSS Stockholders’ Meeting.

(b) This Agreement and the transactions contemplated hereby shall have been approved by the requisite vote of (i) the Board of Directors of each of SED and Seller, (ii) the stockholder of the Seller, and (iii) the stockholders of SED at the SED Stockholders’ Meeting.

(c) No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Governmental Order which is in effect and has the effect of making the transactions contemplated by this Agreement illegal, otherwise restraining or prohibiting consummation of such transactions or causing any of the transactions contemplated hereunder to be rescinded following completion thereof.

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(d) Seller and SED shall have received all consents, authorizations, orders and approvals from the Governmental Authorities referred to in Section 3.05, and Buyer and DSS shall have received all consents, authorizations, orders and approvals from the Governmental Authorities referred to in Section 4.03, in each case, in form and substance reasonably satisfactory to Buyer and Seller, and no such consent, authorization, order and approval shall have been revoked.

(e) The Certificate of Designations shall have been filed with the Secretary of State of the State of New York.

Section 7.02 Conditions to Obligations of Buyer. The obligations of Buyer to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or Buyer’s waiver, at or prior to the Closing, of each of the following conditions:

(a) On or before the DSS Proxy Filing Date, Seller’s Accountants (or another independent public accounting firm registered with the PCAOB acceptable to DSS and Buyer in their sole discretion) shall have delivered their audit report containing their unqualified opinion on the Annual Financial Statements in accordance with PCAOB Auditing Standard AS 3101 and their review report on the Interim Financial Statements in accordance with PCAOB Auditing Standard 4105, and if any changes to the Financial Statements or the Interim Financial Statements (including the notes thereto) are required or advisable as a result of such audit, such changes are acceptable to Buyer in its sole discretion..

(b) No member of the Company Group shall have any Indebtedness as of the Closing.

(c) The boards of directors of DSS and Buyer shall have received a written report from Destum Partners, Inc. (or such other independent financial advisory firm as the boards shall determine) (the “Valuation Report”) setting forth their determination of the fair market value of the Impact Shares (which determination shall be conclusive for all purposes under this Agreement and the Ancillary Documents) (the “Impact Value”), a copy of which shall be provided to Seller and SED, and such Valuation Report has not been amended or rescinded as of the Closing.

(d) Other than the representations and warranties of Seller and SED contained in Section 3.01, Section 3.02, Section 3.03, Section 3.07(a) and Section 3.28, the representations and warranties of Seller and SED contained in this Agreement, the Ancillary Documents and any certificate or other writing delivered pursuant hereto shall be true and correct in all respects (in the case of any representation or warranty qualified by materiality or Company Material Adverse Effect) or in all material respects (in the case of any representation or warranty not qualified by materiality or Company Material Adverse Effect) on and as of the DSS Proxy Filing Date and on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects). The representations and warranties of Seller and SED contained in Section 3.01, Section 3.02, Section 3.03, Section 3.07(a) and Section 3.28 shall be true and correct in all respects on and as of the DSS Proxy Filing Date and on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects).

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(e) Each of Seller and SED shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement and each of the Ancillary Documents to be performed or complied with by it prior to or on the Closing Date; provided, that, with respect to agreements, covenants and conditions that are qualified by materiality, Seller shall have performed such agreements, covenants and conditions, as so qualified, in all respects.

(f) No Action shall have been commenced against Buyer, DSS, Seller, SED or any member of the Company Group, which would prevent the Closing. No injunction or restraining order shall have been issued by any Governmental Authority, and be in effect, which restrains or prohibits any transaction contemplated hereby.

(g) All approvals, consents and waivers that are listed on Section 3.05 of the Disclosure Schedules shall have been received, and executed counterparts thereof shall have been delivered to Buyer at or prior to the Closing.

(h) From the date of this Agreement, there shall not have occurred any Company Material Adverse Effect, nor shall any event or events have occurred that, individually or in the aggregate, with or without the lapse of time, could reasonably be expected to result in a Company Material Adverse Effect.

(i) The Ancillary Documents shall have been executed and delivered by the Parties thereto and true and complete copies thereof shall have been delivered to Buyer.

(j) Each of Seller and SED shall have delivered to Buyer a good standing certificate (or its equivalent) for each member of the Company Group from the secretary of state or similar Governmental Authority of the jurisdiction under the Laws in which such entity is organized.

(k) Seller shall have delivered, or caused to be delivered, to Buyer stock certificates evidencing the Impact Shares, free and clear of Encumbrances, duly endorsed in blank or accompanied by stock powers or other instruments of transfer duly executed in blank and with all required stock transfer tax stamps affixed.

(l) Buyer shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of each of Seller and SED, that each of the conditions set forth in Section 7.02(a) and Section 7.02(e) have been satisfied.

(m) Buyer shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of each of Seller and SED certifying that attached thereto are true and complete copies of all resolutions adopted by the board of directors and stockholders of Seller and SED authorizing the execution, delivery and performance of this Agreement and the Ancillary Documents and the consummation of the transactions contemplated hereby and thereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby.

(n) Buyer shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of each of Seller and SED certifying the names and signatures of the officers of Seller authorized to sign this Agreement, the Ancillary Documents and the other documents to be delivered hereunder and thereunder.

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(o) Each of Seller and SED shall have delivered to Buyer such other documents or instruments as Buyer reasonably requests and are reasonably necessary to consummate the transactions contemplated by this Agreement.

Section 7.03 Conditions to Obligations of Seller. The obligations of Seller to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or Seller’s waiver, at or prior to the Closing, of each of the following conditions:

(a) Other than the representations and warranties of Buyer and DSS contained in Section 4.01 and Section 4.05, the representations and warranties of Buyer and DSS contained in this Agreement, the Ancillary Documents and any certificate or other writing delivered pursuant hereto shall be true and correct in all respects (in the case of any representation or warranty qualified by materiality or DSS Material Adverse Effect) or in all material respects (in the case of any representation or warranty not qualified by materiality or DSS Material Adverse Effect) on and as of the SED Circular Filing Date and on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects). The representations and warranties of Buyer and DSS contained in Section 4.01 and Section 4.05 shall be true and correct in all respects on and as of the SED Circular Filing Date and on and as of the Closing Date with the same effect as though made at and as of such date.

(b) Each of Buyer and DSS shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement and the each of the Ancillary Documents to be performed or complied with by it prior to or on the Closing Date; provided, that, with respect to agreements, covenants and conditions that are qualified by materiality, Buyer shall have performed such agreements, covenants and conditions, as so qualified, in all respects.

(c) No injunction or restraining order shall have been issued by any Governmental Authority, and be in effect, which restrains or prohibits any material transaction contemplated hereby.

(d) All approvals, consents and waivers that are listed on Section 4.03 of the Disclosure Schedules shall have been received, and executed counterparts thereof shall have been delivered to Seller at or prior to the Closing.

(e) SED shall have obtained a written opinion from an independent financial adviser reasonably satisfactory to Buyer and DSS stating whether this Agreement and the transactions contemplated by this Agreement are on normal commercial terms and whether this Agreement and the transactions contemplated by this Agreement is prejudicial to the interests of SED and its minority shareholders, a copy of which will be provided to Buyer and DSS, and such opinion has not been amended or rescinded as of the Closing.

(f) From the date of this Agreement, there shall not have occurred any DSS Material Adverse Effect, nor shall any event or events have occurred that, individually or in the aggregate, with or without the lapse of time, could reasonably be expected to result in a DSS Material Adverse Effect.

(g) The Ancillary Documents shall have been executed and delivered by the parties thereto and true and complete copies thereof shall have been delivered to Seller.

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(h) Buyer shall have delivered to Seller:

(i) a duly executed and authenticated certificate or certificates representing the DSS Common Shares, free and clear of all Encumbrances, registered in the name of the Seller; and

(ii) a duly executed and authenticated certificate or certificates representing the DSS Preferred Shares, free and clear of all Encumbrances, registered in the name of the Seller.

(i) Seller shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of each of Buyer and DSS, that each of the conditions set forth in Section 7.03(a) and Section 7.03(b) have been satisfied.

(j) Seller shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of each of Buyer and DSS certifying that attached thereto are true and complete copies of all resolutions adopted by the boards of directors and stockholders of Buyer and of DSS authorizing the execution, delivery and performance of this Agreement and the Ancillary Documents and the consummation of the transactions contemplated hereby and thereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby.

(k) Seller shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of each of Buyer and DSS certifying the names and signatures of the officers of Buyer authorized to sign this Agreement, the Ancillary Documents and the other documents to be delivered hereunder and thereunder.

(l) Each of Buyer and DSS shall have delivered to Seller such other documents or instruments as Seller reasonably requests and are reasonably necessary to consummate the transactions contemplated by this Agreement.

ARTICLE VIII
Indemnification

Section 8.01 Survival. Subject to the limitations and other provisions of this Agreement, the representations and warranties contained herein (other than any representations or warranties contained in Section 3.23 which are subject to ARTICLE VI) shall survive the Closing and shall remain in full force and effect until the date that is three (3) years from the Closing Date; provided, that the representations and warranties in (a) Section 3.01, Section 3.03, Section 3.28, Section 4.01 and Section 4.05 shall survive indefinitely, (b) Section 3.20 shall survive for a period of five (5) years after the Closing, and (c) Section 3.22 shall survive for the full period of all applicable statutes of limitations (giving effect to any waiver, mitigation or extension thereof) plus 60 days. All covenants and agreements of the Parties contained herein (other than any covenants or agreements contained in ARTICLE VI which are subject to ARTICLE VI) shall survive the Closing indefinitely or for the period explicitly specified therein. Notwithstanding the foregoing, any claims asserted in good faith with reasonable specificity (to the extent known at such time) and in writing by notice from the non-breaching party to the breaching party prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of the relevant representation or warranty and such claims shall survive until finally resolved.

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Section 8.02 Indemnification by Seller and SED. Subject to the other terms and conditions of this ARTICLE VIII, each of Seller and SED, jointly and severally, shall indemnify and defend each of DSS, Buyer and their Affiliates (including each member of the Company Group) and their respective Representatives (collectively, the “Buyer Indemnitees”) against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, the Buyer Indemnitees based upon, arising out of, with respect to or by reason of:

(a) any inaccuracy in or breach of any of the representations or warranties of Seller or SED contained in this Agreement or in any certificate or instrument delivered by or on behalf of Seller pursuant to this Agreement (other than in respect of Section 3.23, it being understood that the sole remedy for any such inaccuracy in or breach thereof shall be pursuant to ARTICLE VI), as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Closing Date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date);

(b) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by Seller pursuant to this Agreement (other than any breach or violation of, or failure to fully perform, any covenant, agreement, undertaking or obligation in ARTICLE VI, it being understood that the sole remedy for any such breach, violation or failure shall be pursuant to ARTICLE VI); or

(c) any Transaction Expenses or Indebtedness of any member of the Company Group outstanding as of the Closing.

Section 8.03 Indemnification by Buyer and DSS. Subject to the other terms and conditions of this ARTICLE VIII, each of Buyer and DSS, jointly and severally, shall indemnify and defend each of SED, Seller and their Affiliates and their respective Representatives (collectively, the “Seller Indemnitees”) against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, the Seller Indemnitees based upon, arising out of, with respect to or by reason of:

(a) any inaccuracy in or breach of any of the representations or warranties of Buyer contained in this Agreement or in any certificate or instrument delivered by or on behalf of Buyer pursuant to this Agreement, as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Closing Date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date); or

(b) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by Buyer pursuant to this Agreement (other than ARTICLE VI, it being understood that the sole remedy for any such breach thereof shall be pursuant to ARTICLE VI).

Section 8.04 Certain Limitations. The indemnification provided for in Section 8.02 and Section 8.03 shall be subject to the following limitations:

(a) Seller and SED shall not be liable to the Buyer Indemnitees for indemnification under Section 8.02(a) until the aggregate amount of all Losses in respect of indemnification under Section 8.02(a) exceeds $500,000 (the “Basket”), in which event Seller shall be required to pay or be liable for all such Losses from the first dollar. The aggregate amount of all Losses for which Seller and SED shall be liable pursuant to Section 8.02(a) shall not exceed 100% of the nominal value of the Purchase Price set forth in Section 2.02 (as adjusted pursuant to Section 2.04) (the “Cap”).

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(b) Buyer and DSS shall not be liable to the Seller Indemnitees for indemnification under Section 8.03(a) until the aggregate amount of all Losses in respect of indemnification under Section 8.03(a) exceeds the Basket, in which event Buyer shall be required to pay or be liable for all such Losses from the first dollar. The aggregate amount of all Losses for which Buyer shall be liable pursuant to Section 8.03(a) shall not exceed the Cap.

(c) Notwithstanding the foregoing, the limitations set forth in Section 8.04(a) and Section 8.04(b) shall not apply to Losses based upon, arising out of, with respect to or by reason of any inaccuracy in or breach of any representation or warranty in Section 3.01, Section 3.03, Section 3.20, Section 3.22, Section 3.28, Section 4.01 and Section 4.05.

(d) For purposes of this ARTICLE VIII, any inaccuracy in or breach of any representation or warranty shall be determined without regard to any materiality, Company Material Adverse Effect or other similar qualification contained in or otherwise applicable to such representation or warranty.

Section 8.05 Indemnification Procedures. The party making a claim under this ARTICLE VIII is referred to as the “Indemnified Party”, and the party against whom such claims are asserted under this ARTICLE VIII is referred to as the “Indemnifying Party”.

(a) Third Party Claims. If any Indemnified Party receives notice of the assertion or commencement of any Action made or brought by any Person who is not a party to this Agreement or an Affiliate of a party to this Agreement or a Representative of the foregoing (a “Third Party Claim”) against such Indemnified Party with respect to which the Indemnifying Party is obligated to provide indemnification under this Agreement, the Indemnified Party shall give the Indemnifying Party reasonably prompt written notice thereof, but in any event not later than 10 Business Days after receipt of such notice of such Third Party Claim. The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that the Indemnifying Party forfeits rights or defenses by reason of such failure. Such notice by the Indemnified Party shall describe the Third Party Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnified Party. The Indemnifying Party shall have the right to participate in, or by giving written notice to the Indemnified Party, to assume the defense of any Third Party Claim at the Indemnifying Party’s expense and by the Indemnifying Party’s own counsel, and the Indemnified Party shall cooperate in good faith in such defense; provided, that if the Indemnifying Party is Seller or SED, such Indemnifying Party shall not have the right to defend or direct the defense of any such Third Party Claim that (x) is asserted directly by or on behalf of a Person that is a supplier or customer of any member of the Company Group, or (y) seeks an injunction or other equitable relief against the Indemnified Party. In the event that the Indemnifying Party assumes the defense of any Third Party Claim, subject to Section 8.05(b), it shall have the right to take such action as it deems necessary to avoid, dispute, defend, appeal or make counterclaims pertaining to any such Third Party Claim in the name and on behalf of the Indemnified Party. The Indemnified Party shall have the right to participate in the defense of any Third Party Claim with counsel selected by it subject to the Indemnifying Party’s right to control the defense thereof. The fees and disbursements of such counsel shall be at the expense of the Indemnified Party, provided, that if in the reasonable opinion of counsel to the Indemnified Party, (A) there are legal defenses available to an Indemnified Party that are different from or additional to those available to the Indemnifying Party; or (B) there exists a conflict of interest between the Indemnifying Party and the Indemnified Party that cannot be waived, the Indemnifying Party shall be liable for the reasonable fees and expenses of counsel to the Indemnified Party in each jurisdiction for which the Indemnified Party determines counsel is required. If the Indemnifying Party elects not to compromise or defend such Third Party Claim, fails to promptly notify the Indemnified Party in writing of its election to defend as provided in this Agreement, or fails to diligently prosecute the defense of such Third Party Claim, the Indemnified Party may, subject to Section 8.05(b), pay, compromise, defend such Third Party Claim and seek indemnification for any and all Losses based upon, arising from or relating to such Third Party Claim. Seller and SED, on the one hand, and Buyer and DSS, on the other hand, shall cooperate with each other in all reasonable respects in connection with the defense of any Third Party Claim, including making available (subject to the provisions of Section 5.05) records relating to such Third Party Claim and furnishing, without expense (other than reimbursement of actual out-of-pocket expenses) to the defending party, management employees of the non-defending party as may be reasonably necessary for the preparation of the defense of such Third Party Claim.

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(b) Settlement of Third Party Claims. Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not enter into settlement of any Third Party Claim without the prior written consent of the Indemnified Party, except as provided in this Section 8.05(b). If a firm offer is made to settle a Third Party Claim without leading to liability or the creation of a financial or other obligation on the part of the Indemnified Party and provides, in customary form, for the unconditional release of each Indemnified Party from all liabilities and obligations in connection with such Third Party Claim and the Indemnifying Party desires to accept and agree to such offer, the Indemnifying Party shall give written notice to that effect to the Indemnified Party. If the Indemnified Party fails to consent to such firm offer within five Business Days after its receipt of such notice, the Indemnified Party may continue to contest or defend such Third Party Claim and in such event, the maximum liability of the Indemnifying Party as to such Third Party Claim shall not exceed the amount of such settlement offer. If the Indemnified Party fails to consent to such firm offer and also fails to assume defense of such Third Party Claim, the Indemnifying Party may settle the Third Party Claim upon the terms set forth in such firm offer to settle such Third Party Claim. If the Indemnified Party has assumed the defense pursuant to Section 8.05(a), it shall not agree to any settlement without the written consent of the Indemnifying Party (which consent shall not be unreasonably withheld or delayed).

(c) Direct Claims. Any Action by an Indemnified Party on account of a Loss which does not result from a Third Party Claim (a “Direct Claim”) shall be asserted by the Indemnified Party giving the Indemnifying Party reasonably prompt written notice thereof, but in any event not later than 10 Business Days after the Indemnified Party becomes aware of such Direct Claim. The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that the Indemnifying Party forfeits rights or defenses by reason of such failure. Such notice by the Indemnified Party shall describe the Direct Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnified Party. The Indemnifying Party shall have 10 Business Days after its receipt of such notice to respond in writing to such Direct Claim. The Indemnified Party shall allow the Indemnifying Party and its professional advisors to investigate the matter or circumstance alleged to give rise to the Direct Claim, and whether and to what extent any amount is payable in respect of the Direct Claim and the Indemnified Party shall assist the Indemnifying Party’s investigation by giving such information and assistance (including access to any member of the Company Group’s premises and personnel and the right to examine and copy any accounts, documents or records) as the Indemnifying Party or any of its professional advisors may reasonably request. If the Indemnifying Party does not so respond within such 10 Business Day period, the Indemnifying Party shall be deemed to have rejected such claim, in which case the Indemnified Party shall be free to pursue such remedies as may be available to the Indemnified Party on the terms and subject to the provisions of this Agreement.

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(d) Tax Claims. Notwithstanding any other provision of this Agreement, the control of any claim, assertion, event or proceeding in respect of Taxes of any member of the Company Group (including, but not limited to, any such claim in respect of a breach of the representations and warranties in Section 3.23 hereof or any breach or violation of or failure to fully perform any covenant, agreement, undertaking or obligation in ARTICLE VI) shall be governed exclusively by ARTICLE VI hereof.

Section 8.06 Payments. Once a Loss is agreed to by the Indemnifying Party or finally adjudicated to be payable pursuant to this ARTICLE VIII, the Indemnifying Party shall satisfy its obligations within 10 Business Days of such final, non-appealable adjudication by wire transfer of immediately available funds. The parties hereto agree that should an Indemnifying Party not make full payment of any such obligations within such 10 Business Day period, any amount payable shall accrue interest from and including the date of agreement of the Indemnifying Party or final, non-appealable adjudication to but excluding the date such payment has been made at a rate per annum equal to eight percent (8%). Such interest shall be calculated daily on the basis of a 365/366 day year and the actual number of days elapsed.

Section 8.07 Tax Treatment of Indemnification Payments. All indemnification payments made under this Agreement shall be treated by the Parties as an adjustment to the Purchase Price for Tax purposes, unless otherwise required by Law.

Section 8.08 Effect of Investigation. The representations, warranties and covenants of the Indemnifying Party, and the Indemnified Party’s right to indemnification with respect thereto, shall not be affected or deemed waived by reason of any investigation made by or on behalf of the Indemnified Party (including by any of its Representatives) or by reason of the fact that the Indemnified Party or any of its Representatives knew or should have known that any such representation or warranty is, was or might be inaccurate or by reason of the Indemnified Party’s waiver of any condition set forth in Section 7.02 or Section 7.03, as the case may be.

Section 8.09 Exclusive Remedies. Subject to Section 5.06 and Section 10.11, the Parties acknowledge and agree that their sole and exclusive remedy with respect to any and all claims (other than claims arising from fraud, criminal activity or willful misconduct on the part of a party hereto in connection with the transactions contemplated by this Agreement) for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement, shall be pursuant to the indemnification provisions set forth in ARTICLE VI and this ARTICLE VIII. In furtherance of the foregoing, each Party hereby waives, to the fullest extent permitted under Law, any and all rights, claims and causes of action for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement it may have against the other Parties hereto and their Affiliates and each of their respective Representatives arising under or based upon any Law, except pursuant to the indemnification provisions set forth in ARTICLE VI and this ARTICLE VIII. Nothing in this Section 8.09 shall limit any Person’s right to seek and obtain any equitable relief to which any Person shall be entitled or to seek any remedy on account of any party’s fraudulent, criminal or intentional misconduct.

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ARTICLE IX
Termination

Section 9.01 Termination. This Agreement may be terminated at any time prior to the Closing:

(a) by the mutual written consent of Seller and Buyer;

(b) by Buyer by written notice to Seller if:

(i) Buyer is not then in material breach of any provision of this Agreement and there has been a breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by Seller pursuant to this Agreement that would give rise to the failure of any of the conditions specified in ARTICLE VII and such breach, inaccuracy or failure has not been cured by Seller within ten days of Seller’s receipt of written notice of such breach from Buyer; or

(ii) any of the conditions set forth in Section 7.01 or Section 7.02 shall not have been, or if it becomes apparent that any of such conditions will not be, fulfilled by the date that is one hundred eighty (180) days after the date of this Agreement, unless such failure shall be due to the failure of Buyer to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing;

(c) by Seller by written notice to Buyer if:

(i) Seller is not then in material breach of any provision of this Agreement and there has been a breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by Buyer pursuant to this Agreement that would give rise to the failure of any of the conditions specified in ARTICLE VII and such breach, inaccuracy or failure has not been cured by Buyer within ten days of Buyer’s receipt of written notice of such breach from Seller; or

(ii) any of the conditions set forth in Section 7.01 or Section 7.03 shall not have been, or if it becomes apparent that any of such conditions will not be, fulfilled by the date that is one hundred eighty (180) days after the date of this Agreement, unless such failure shall be due to the failure of Seller to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing;

(d) by Buyer or Seller in the event that (i) there shall be any Law that makes consummation of the transactions contemplated by this Agreement illegal or otherwise prohibited or (ii) any Governmental Authority shall have issued a Governmental Order restraining or enjoining the transactions contemplated by this Agreement, and such Governmental Order shall have become final and non-appealable;

(e) by either Buyer or Seller if the stockholders of DSS vote on, but fail to approve, this Agreement and the transactions contemplated hereby at the DSS Stockholders’ Meeting (as it may be adjourned and reconvened); or

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(f) by either Buyer or Seller if the stockholders of SED vote on, but fail to approve, this Agreement and the transactions contemplated hereby at the SED Stockholders’ Meeting (as it may be adjourned and reconvened).

Section 9.02 Effect of Termination. In the event of the termination of this Agreement in accordance with this Article, this Agreement shall forthwith become void and there shall be no liability on the part of any Party hereto except:

(a) as set forth in this ARTICLE IX and Section 5.05 and ARTICLE X hereof; and

(b) that nothing herein shall relieve any Party hereto from liability for any willful breach of any provision hereof.

ARTICLE X
Miscellaneous

Section 10.01 Expenses. Except as otherwise expressly provided herein, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such costs and expenses, whether or not the Closing shall have occurred.

Section 10.02 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10.02):

If to Seller:	7 Temasek Boulevard #29-01B, Suntec Tower One Singapore 038987

	Facsimile:	FAX NUMBER
	E-mail:	danny@sed.com.sg
	Attention:	Senior Vice President

with a copy to:	Shook Lin & Bok LLP

	Facsimile:	[FAX NUMBER]
	E-mail:	[E-MAIL ADDRESS]
	Attention:	[ATTORNEY NAME]

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If to DSS or Buyer:	200 Canal View Blvd, Suite 300 Rochester, NY 14623
	E-mail:	fheuszel@dsssecure.com
	Attention:	Chief Executive Officer

with a copy to:	Sichenzia Ross Ference LLP 1185 Avenue of the Americas, 37th Floor New York, NY 10036
	E-mail:	dmocasio@srf.law
	Attention:	Darrin Ocasio

Section 10.03 Interpretation. For purposes of this Agreement, (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole. Unless the context otherwise requires, references herein: (x) to Articles, Sections, Disclosure Schedules and Exhibits mean the Articles and Sections of, and Disclosure Schedules and Exhibits attached to, this Agreement; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The Disclosure Schedules and Exhibits referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein.

Section 10.04 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 10.05 Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Except as provided in Section 5.06(e), upon such determination that any term or other provision is invalid, illegal or unenforceable, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

Section 10.06 Entire Agreement. This Agreement and the Ancillary Documents constitute the sole and entire agreement of the Parties to this Agreement with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and those in the Ancillary Documents, the Exhibits and Disclosure Schedules (other than an exception expressly set forth as such in the Disclosure Schedules), the statements in the body of this Agreement will control.

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Section 10.07 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed; provided, however, that prior to the Closing Date, Buyer may, without the prior written consent of Seller, assign all or any portion of its rights under this Agreement to one or more of its direct or indirect wholly-owned subsidiaries. No assignment shall relieve the assigning party of any of its obligations hereunder.

Section 10.08 No Third-party Beneficiaries. Except as provided in Section 6.03 and ARTICLE VIII, this Agreement is for the sole benefit of the Parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 10.09 Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each Party hereto. No waiver by any Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving. No waiver by any Party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 10.10 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a) This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction).

(b) ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE Ancillary Documents OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF NEW YORK IN EACH CASE LOCATED IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE ANCILLARY DOCUMENTS] IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE Ancillary Documents OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.10(c).

Section 10.11 Specific Performance. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity.

Section 10.12 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[Signature page follows.]

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

SINGAPORE EDEVELOPMENT LTD.

By
Name:	Chan Heng Fai, Ambrose
Title:	Executive Chairman, Executive Director and Chief Executive Officer

GLOBAL BIOMEDICAL PTE LTD.

By
Name:	Chan Heng Fai, Ambrose
Title:	Director

DOCUMENT SECURITY SYSTEMS, INC.

By
Name:
Title:

DSS BIOHEALTH SECURITY INC.

By
Name:
Title:

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Appendix B

CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

OF DOCUMENT SECURITY SYSTEMS, INC.

UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

DESIGNATION OF SERIES A CONVERTIBLE PREFERRED STOCK

The undersigned, being the Chief Executive Officer of Document Security Systems, Inc. (the “Corporation”), a corporation organized and existing under Business Corporation Law of the State of New York (the “NYBCL”), hereby certifies as follows, pursuant to Sections 502 and 805 of the NYBCL:

(1)	The name of the Corporation is Document Security Systems, Inc. The name under which the Corporation was formed was Thoroughbreds, U.S.A., Inc.

(2)	The Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) was originally filed on May 30, 1984, in the name of Thoroughbreds, U.S.A., Inc. A Certificate of Amendment was filed on June 10, 1985. A Certificate of Amendment was filed on July 8, 1986, changing the name of the Corporation to New Sky Communications, Inc. A Certificate of Amendment was filed on February 3, 2003, changing the name of the Corporation to Document Security Systems, Inc. A Certificate of Correction of the Certificate of Amendment was filed on October 20, 2003. A Certificate of Amendment was filed on August 25, 2016, to reduce the number of issued and outstanding common stock.

(3)	This Certificate of Amendment to the Certificate of Incorporation was authorized by the vote of the Board of Directors of the Corporation pursuant to Section 502 of the New York Business Corporation Law.

(4)	That the Certificate of Incorporation is hereby amended by the addition of the following provisions:

WHEREAS, the Certificate of Incorporation authorizes the issuance of up to [_______________] shares of preferred stock, par value $[0.02] per share, of the Corporation (“Preferred Stock”) in one or more series, and expressly authorizes the Board of Directors of the Corporation (the “Board”), subject to limitations prescribed by law, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock, and, with respect to each such series, to establish and fix the number of shares to be included in any series of Preferred Stock and the designation, rights, preferences, powers, restrictions, and limitations of the shares of such series; and

WHEREAS, it is the desire of the Board to establish and fix the number of shares to be included in a new series of Preferred Stock and the designation, rights, preferences, and limitations of the shares of such new series.

NOW, THEREFORE, BE IT RESOLVED, that the Board does hereby provide for the issue of a series of Preferred Stock and does hereby establish and fix and herein state and express the designation, rights, preferences, powers, restrictions, and limitations of such series of Preferred Stock as follows:

1. Designation. There shall be a series of Preferred Stock that shall be designated as “Series A Convertible Preferred Stock” (the “Series A Preferred Stock”) and the number of Shares constituting such series shall be Forty-six Thousand Eight Hundred Sixty-eight (46,868). The rights, preferences, powers, restrictions, and limitations of the Series A Preferred Stock shall be as set forth herein.

2. Defined Terms. For purposes hereof, the following terms shall have the following meanings:

“Beneficial Ownership Limitation” has the meaning set forth in Section 8.1(c)(ii).

“Board” has the meaning set forth in the Recitals.

“Business Day” means any day, except a Saturday, Sunday or legal holiday, on which banking institutions in the city of New York, New York, are authorized or obligated by law or executive order to close.

“Certificate of Designation” means this Certificate of Amendment.

“Certificate of Incorporation” has the meaning set forth in the Recitals.

“Common Stock” means the common stock, par value $0.02 per share, of the Corporation.

“Convertible Securities” means any securities (directly or indirectly) convertible into or exchangeable for Common Stock, but excluding Options.

“Corporation” has the meaning set forth in the Preamble.

“Conversion Price” shall initially be $0.216 per share of Common Stock, subject to adjustment s provided in section Error! Reference source not found..

“Conversion Shares” means the shares of Common Stock or other capital stock of the Corporation then issuable upon conversion of the Series A Preferred Stock in accordance with the terms of Section 8.

“Date of Issuance” means, for any Share of Series A Preferred Stock, the date on which the Corporation initially issues such Share (without regard to any subsequent transfer of such Share or reissuance of the certificate(s) representing such Share).

“Dollar” or “$” means the lawful currency of the United States of America.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect at the time.

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“Fair Market Value” means, as of any particular date: (a) the volume weighted average of the closing sales prices of the Common Stock for such day on all domestic securities exchanges on which the Common Stock may at the time be listed; (b) if there have been no sales of the Common Stock on any such exchange on any such day, the average of the highest bid and lowest asked prices for the Common Stock on all such exchanges at the end of such day; (c) if on any such day the Common Stock is not listed on a domestic securities exchange, the closing sales price of the Common Stock as quoted on the OTC Markets or similar quotation system or association for such day; or (d) if there have been no sales of the Common Stock on the OTC Markets or similar quotation system or association on such day, the average of the highest bid and lowest asked prices for the Common Stock quoted on the Pink OTC Markets or similar quotation system or association at the end of such day; in each case, averaged over twenty (20) consecutive Business Days ending on the Business Day immediately prior to the day as of which “Fair Market Value” is being determined; provided, that if the Common Stock is listed on any domestic securities exchange, the term “Business Day” as used in this sentence means Business Days on which such exchange is open for trading. If at any time the Common Stock is not listed on any domestic securities exchange or quoted on the OTC Markets or similar quotation system or association, the “Fair Market Value” of the Common Stock shall be the fair market value per share as determined by the Board in good faith.

“Holder Controlled Persons” has the meaning set forth in Section 8.1(c)(ii).

“Junior Securities” means, collectively, the Common Stock and any other class of securities that is specifically designated as junior to the Series A Preferred Stock.

“Liquidation” has the meaning set forth in Section 5.1.

“Liquidation Value” means, with respect to any Share on any given date, One Thousand Dollars ($1,000) (as adjusted for any stock splits, stock dividends, recapitalizations, or similar transaction with respect to the Series A Preferred Stock).

“Options” means any warrants or other rights or options to subscribe for or purchase Common Stock or Convertible Securities.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association, or other entity.

“Preferred Stock” has the meaning set forth in the Recitals.

“Principal Market” means the principal stock exchange or market on which the Corporation’s Common Stock is traded (or if not trading, the principal stock exchange or market on which listed or quoted), including any market operated by OTC Markets or any other stock exchange or market.

“Securities Act” means the U.S. Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect at the time.

“Series A Conversion Election Date” has the meaning set forth in Section 7.2.

“Series A Holder Conversion Notice” has the meaning set forth in Section 8.2(a).

“Series A Mandatory Conversion Notice” has the meaning set forth in Section 8.2(b).

“Series A Mandatory Conversion Date” has the meaning set forth in Section 8.2(b)(ii).

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“Series A Preferred Stock” has the meaning set forth in Section 1.

“Series A Redemption” has the meaning set forth in Section 7.1.

“Series A Redemption Date” has the meaning set forth in Section 7.2.

“Series A Redemption Notice” has the meaning set forth in Section 7.2.

“Series A Redemption Price” has the meaning set forth in Section 7.1.

“Share” means a share of Series A Preferred Stock.

“Subsidiary” means, with respect to any Person, any other Person of which a majority of the outstanding shares or other equity interests having the power to vote for directors or comparable managers are owned, directly or indirectly, by the first Person.

“Supermajority Interest” means holders of not less than two-thirds of the then total outstanding Shares of Series A Preferred Stock.

3. Rank. With respect to payment distribution of assets upon liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, all Shares of the Series A Preferred Stock shall rank senior to all Junior Securities.

4. No Dividends. Notwithstanding any provision of the Certificate of Incorporation or of the NYBCL to the contrary, no dividends shall accrue or be payable upon the Series A Preferred Stock, whether or not any dividends are declared by the Board on the Common Stock or any other class or series of capital stock of the Corporation, and whether or not there are funds legally available for the payment of dividends.

5. Liquidation.

5.1 Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (a “Liquidation”), the holders of Shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment shall be made to the holders of Junior Securities by reason of their ownership thereof, an amount in cash equal to the aggregate Liquidation Value of all Shares held by such holder.

5.2 No Participation with Junior Securities on Liquidation. After payment in full of all preferential amounts required to be paid to the holders of Series A Preferred Stock upon a Liquidation under this Section 5, the holders of Shares of Series A Preferred Stock then outstanding shall not be entitled to participate with the holders of shares of Junior Securities or any other class or series of the Corporation’s capital stock then outstanding in the distribution of any of the remaining assets and funds of the Corporation available for distribution to its stockholders.

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5.3 Insufficient Assets. If upon any Liquidation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of the Shares of Series A Preferred Stock the full preferential amount to which they are entitled under Section 5.1, (a) the holders of the Shares shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective full preferential amounts which would otherwise be payable in respect of the Series A Preferred Stock in the aggregate upon such Liquidation if all amounts payable on or with respect to such Shares were paid in full, and (b) the Corporation shall not make or agree to make any payments to the holders of Junior Securities.

5.4 Notice. In the event of any Liquidation, the Corporation shall, within ten (10) Business Days after the date the Board approves such action, or no later than ten (10) Business Days prior to any stockholders’ meeting called to approve such action, or within ten (10) Business Days after the commencement of any involuntary proceeding, whichever is earlier, give each holder of Shares of Series A Preferred Stock written notice of the action or proposed action. Such written notice shall describe the material terms and conditions of such action or proposed action, including a description of the stock, cash, and property to be received by the holders of Shares upon consummation of the proposed action and the date of delivery thereof. If any material change in the facts set forth in the initial notice shall occur, the Corporation shall promptly give written notice to each holder of Shares of such material change.

6. No Voting Rights. Notwithstanding any provision of the Certificate of Incorporation to the contrary, unless and only to the extent expressly required by the NYBCL or other applicable law, rule or regulation (including the rules of any exchange upon which securities of the corporation may be listed), no holder of outstanding Shares of Series A Preferred Stock shall be entitled to vote on any matter presented or required to be presented to the stockholders of the Corporation for their action or consideration (including, without limitation, the election of directors of the Corporation), nor shall be entitled to notice of any stockholder meeting (or requests for written consent of stockholders).

7. Redemption.

7.1 Redemption. At any time and from time to time on or after the Date of Issuance, the Corporation shall have the right to redeem, out of funds legally available therefor, all or any portion of the then outstanding Shares of Series A Preferred Stock, pro rata among all holders of Series A Preferred Stock, redeemed by the Corporation (a “Series A Redemption”) for a price per Share equal to the Liquidation Value for such Share (the “Series A Redemption Price”). All holders of Series A Preferred Stock shall be bound by a Series A Redemption effected as provided in this Section 7 to have all, or in the case of an election by the Corporation to redeem less than all of the outstanding Shares of Series A Preferred Stock, the same pro rata portion of their Shares, redeemed pursuant to this Section 7; provided, that notwithstanding anything to the contrary contained herein, each holder of Shares of Series A Preferred Stock shall have the right to elect prior to the Series A Conversion Election Date to give effect to the conversion rights contained in Section 8 instead of giving effect to the provisions contained in this Section 7 with respect to all or any Shares of Series A Preferred Stock held by such holder. In exchange for the surrender to the Corporation by the respective holders of Shares of Series A Preferred Stock of their certificate or certificates representing such Shares in accordance with Section 7.4 below, the aggregate Series A Redemption Price for all Shares held by each holder of Shares shall be payable in cash (or tendered for payment) in immediately available funds to the respective holders of the Series A Preferred Stock on the applicable Series A Redemption Date, subject to the provisions of Sections 7.3 and 7.4.

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7.2 Redemption Notice. Not less than thirty (30) days prior to the Series A Redemption Date, the Corporation shall send written notice (the “Series A Redemption Notice”) of a Series A Redemption to each holder of record of outstanding Series A Preferred Stock. Each Series A Redemption Notice shall state:

(a) the number of Shares of Series A Preferred Stock outstanding, the number of Shares of Series A Preferred Stock that the Corporation shall redeem in the aggregate, and the number of Shares of Series A Preferred Stock held by the holder that the Corporation shall redeem on the Series A Redemption Date specified in the Series A Redemption Notice;

(b) the date of the closing of the redemption (the applicable date, the “Series A Redemption Date”) and the Series A Redemption Price per share;

(c) the date upon which the holder’s right to convert its Shares pursuant to Section 8 terminates, which date shall be no earlier than five (5) days before the Series A Redemption Date (the applicable date, the “Series A Conversion Election Date”); and

(d) the manner and place designated for surrender by the holder to the Corporation of his, her or its certificate or certificates representing the Shares of Series A Preferred Stock to be redeemed, or, in the event a certificate or certificates are lost, stolen or missing, the manner and place of delivering an affidavit of loss with respect thereto.

7.3 Insufficient Funds; Remedies for Nonpayment.

(a) Insufficient Funds. If on any Series A Redemption Date, the assets of the Corporation legally available are insufficient to pay the full Series A Redemption Price for the total number of Shares elected to be redeemed pursuant to Section 7.1, the Corporation shall (i) take all appropriate action reasonably within its means to maximize the assets legally available for paying the Series A Redemption Price, (ii) redeem out of all such assets legally available therefor on the applicable Series A Redemption Date the maximum possible number of Shares that it can redeem on such date, pro rata among the holders of such Shares to be redeemed in proportion to the aggregate number of Shares elected to be redeemed by each such holder on the applicable Series A Redemption Date and (iii) following the applicable Series A Redemption Date, at any time and from time to time when additional assets of the Corporation become legally available to redeem the remaining Shares, the Corporation shall immediately use such assets to pay the remaining balance of the aggregate applicable Series A Redemption Price.

(b) Effect of Nonpayment. If on any Series A Redemption Date, all of the Shares elected to be redeemed pursuant to a Series A Redemption Notice are not redeemed in full by the Corporation by paying the entire Series A Redemption Price, until any such Shares are fully redeemed and the aggregate Series A Redemption Price paid in full, the unredeemed Shares shall remain outstanding and continue to have the rights, preferences, and privileges expressed herein.

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7.4 Surrender of Certificates. On or before the Series A Redemption Date, each holder of Shares of Series A Preferred Stock not otherwise electing prior to the Series A Conversion Election Date to convert its Shares pursuant to Section 8 shall surrender the certificate or certificates representing such Shares to the Corporation, in the manner and place designated in the Series A Redemption Notice, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto), or, in the event the certificate or certificates are lost, stolen or missing, shall deliver an affidavit of loss, in the manner and place designated in the Series A Redemption Notice. Each surrendered certificate shall be canceled and retired, and the Corporation shall thereafter make payment of the applicable Series A Redemption Price by certified check or wire transfer to the holder of record of such certificate; provided, that if less than all the Shares represented by a surrendered certificate are redeemed, then a new stock certificate representing the unredeemed Shares shall be issued in the name of the applicable holder of record of canceled stock certificate.

7.5 Rights Subsequent to Redemption. If on the applicable Series A Redemption Date, the Series A Redemption Price is paid (or tendered for payment) for any of the Shares to be redeemed on such Series A Redemption Date, then on such date all rights of the holder in the Shares so redeemed and paid or tendered, including any rights to dividends on such Shares, shall cease, and such Shares shall no longer be deemed issued and outstanding.

8. Conversion.

8.1 Right to Convert; Mandatory Conversion; Limitations.

(a) Right to Convert. Subject to the provisions of this Section 8, at any time and from time to time on or after the Date of Issuance, any holder of Series A Preferred Stock shall have the right by written election to the Corporation to convert all or any portion of the outstanding Shares of Series A Preferred Stock (including any fraction of a Share) held by such holder into an aggregate number of shares of Common Stock as is determined by (i) multiplying the number of Shares (including any fraction of a Share) to be converted by the Liquidation Value thereof, and then (ii) dividing the result by the Conversion Price in effect immediately prior to such conversion.

(b) Mandatory Conversion. Subject to the provisions of this Section 8, at any time and from time to time on or after the Date of Issuance, the Corporation shall have the right to convert all or any portion of the then outstanding Shares of Series A Preferred Stock, pro rata among all holders of Series A Preferred Stock, without any action by the relevant holder of such Shares, into an aggregate number of shares of Common Stock as is determined by (i) multiplying the number of Shares (including any fraction of a Share) to be converted by the Liquidation Value thereof, and then (ii) dividing the result by the applicable Conversion Price then in effect.

(c) Limitations on Conversion. Notwithstanding Section 8.1(a), a holder of Series A Preferred Stock shall have no right to convert all or any portion of any Share of Series A Preferred Stock as and to the extent provided below:

(i) Insufficient Number of Authorized Shares. To the extent, and only to the extent, that the number of shares of the Corporation’s Common Stock to be issued upon such conversion exceeds the number of authorized but unissued shares of Common Stock.

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(ii) Beneficial Ownership Limitation. To the extent that after giving effect to such issuance after conversion as set forth on the applicable Series A Holder Conversion Notice, the holder (together with the holder’s subsidiaries, and any other persons controlled by the holder (“Holder Controlled Persons”)) would beneficially own in excess of the Beneficial Ownership Limitation. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the holder and Holder Controlled Persons shall include the number of shares of Common Stock issuable upon conversion of the Shares of Series A Preferred Stock to be converted with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, unconverted Shares of Series A Preferred Stock beneficially owned by the holder and Holder Controlled Persons and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the holder and Holder Controlled Persons. Except as set forth in the preceding sentence, for purposes of this Section 8.1(c)(ii), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the holder that the Corporation is not representing to the holder that such calculation is in compliance with Section 13(d) of the Exchange Act, and the holder is solely responsible for any forms or schedules required to be filed in connection therewith. To the extent that the limitation contained in this Section 8.1(c)(ii) applies, the determination of whether Shares of Series A Preferred Stock are convertible (in relation to other securities beneficially owned by the holder together with the and Holder Controlled Persons) and of what amount of Shares of Series A Preferred Stock are convertible shall be in the sole discretion of the holder, and the submission of a Series A Holder Conversion Notice shall be deemed to be the holder’s determination of whether Shares of Series A Preferred Stock are convertible (in relation to other securities beneficially owned by the holder together with the and Holder Controlled Persons) and of what amount of Shares of Series A Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, the holder will be deemed to represent to the Corporation each time it delivers a Series A Holder Conversion Notice that such Notice of Conversion has not violated the restrictions set forth in this paragraph, and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this Section 8.1(c)(ii), in determining the number of outstanding shares of Common Stock, a holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Corporation’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Corporation or (C) a more recent written notice by the Corporation or the Corporation’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a holder, the Corporation shall within two (2) Business Days confirm orally and in writing to the holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including Shares of Series A Preferred Stock, by the holder or Holder Controlled Persons since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 19.99% (subject to decrease as provided below) of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of the Shares of Series A Preferred Stock to be converted. The holder may, at any time, decrease the Beneficial Ownership Limitation, effective immediately upon written notice to the Corporation. The provisions of this Section 8.1(c)(ii)shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 8.1(c)(ii) to correct this Section 8.1(c)(ii) (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

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(iii) Principal Market Regulation. If the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock which the Corporation may issue upon conversion of the Notes without breaching the Corporation’s obligations under the rules or regulations of the Principal Market (the “Exchange Cap”), if applicable, except that such limitation shall not apply in the event that the Corporation (A) obtains the approval of its stockholders as required by the applicable rules of the Principal Market for issuances of Common Stock in excess of such amount or (B) obtains a written opinion from outside counsel to the Corporation that such approval is not required.

8.2 Procedures for Conversion; Effect of Conversion.

(a) Procedures for Holder Conversion. In order to effectuate a conversion of Shares of Series A Preferred Stock pursuant to Section 8.1(a), a holder shall (a) submit a written election to the Corporation (a “Series A Holder Conversion Notice”) that such holder elects to convert Shares and the number of Shares elected to be converted, and (b) surrender, along with such written election, to the Corporation the certificate or certificates representing the Shares being converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto) or, in the event the certificate or certificates are lost, stolen, or missing, accompanied by an affidavit of loss executed by the holder. The conversion of such Shares hereunder shall be deemed effective as of the date of surrender of such Series A Preferred Stock certificate or certificates or delivery of such affidavit of loss executed by the holder. Upon the receipt by the Corporation of a written election and the surrender of such certificate(s) and accompanying materials, the Corporation shall as promptly as practicable (but in any event within ten (10) Business Days thereafter) deliver to the relevant holder (a) a certificate in such holder’s name (or the name of such holder’s designee as stated in the written election) for the number of shares of Common Stock to which such holder shall be entitled upon conversion of the applicable Shares as calculated pursuant to Section 8.1(a) and, if applicable (b) a certificate in such holder’s (or the name of such holder’s designee as stated in the written election) for the number of Shares of Series A Preferred Stock (including any fractional share) represented by the certificate or certificates delivered to the Corporation for conversion but otherwise not elected to be converted pursuant to the written election. All shares of capital stock issued hereunder by the Corporation shall be duly and validly issued, fully paid, and nonassessable, free and clear of all taxes, liens, charges, and encumbrances with respect to the issuance thereof.

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(b) Procedures for Mandatory Conversion. To effect a mandatory conversion of Shares of Series A Preferred Stock as provided in Section 8.1(b) , not less than thirty (30) days prior to the Series A Mandatory Conversion Date, the Corporation shall send to each holder of Shares of Series A Preferred Stock written notice thereof (the “Series A Mandatory Conversion Notice”), which shall state:

(i) the number of Shares of Series A Preferred Stock outstanding, the number of Shares of Series A Preferred Stock that the Corporation shall convert in the aggregate, and the number of Shares of Series A Preferred Stock held by the holder that the Corporation shall convert on the Series A Mandatory Conversion Date specified in the Series A Redemption Notice;

(ii) the date of the conversion (the applicable date, the “Series A Mandatory Conversion Date”) and the Conversion Price per share in effect; and

(iii) the manner and place designated for surrender by the holder to the Corporation of his, her or its certificate or certificates representing the Shares of Series A Preferred Stock to be converted, or, in the event a certificate or certificates are lost, stolen or missing, the manner and place of delivering an affidavit of loss with respect thereto.

Upon receipt of such Series A Mandatory Conversion Notice, each holder shall surrender to the Corporation the certificate or certificates representing the Shares being converted, in the manner and place designated in the Series A Mandatory Conversion Notice, duly assigned, or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto) or, in the event the certificate or certificates are lost, stolen, or missing, an affidavit of loss executed by the holder, in the manner and place designated in the Series A Mandatory Conversion Notice. Upon the surrender of such certificate(s) and accompanying materials, the Corporation shall as promptly as practicable (but in any event within ten (10) Business Days thereafter) deliver to the relevant holder a certificate in such holder’s name (or the name of such holder’s designee as stated in the written election) for the number of shares of Common Stock to which such holder shall be entitled upon conversion of the applicable Shares. All shares of Common Stock issued hereunder by the Corporation shall be duly and validly issued, fully paid, and nonassessable, free and clear of all taxes, liens, charges, and encumbrances with respect to the issuance thereof.

(c) Effect of Conversion. All Shares of Series A Preferred Stock converted as provided in this Section 8.1 shall no longer be deemed outstanding as of the effective time of the applicable conversion and all rights with respect to such Shares shall immediately cease and terminate as of such time (including, without limitation, any right of redemption pursuant to Section 7), other than the right of the holder to receive shares of Common Stock and payment in lieu of any fraction of a Share as provided in Section 8.5 in exchange therefor.

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8.3 Restricted Securities. The issuance of any shares of Common Stock upon conversion of Shares of Series A Preferred Stock will not have been registered under the Securities Act, and such shares of Common Stock will be “restricted securities” as defined in Rule 144 under the Securities Act (“Rule 144”). The certificate(s) representing any shares of Common Stock issued upon conversion of Shares of Series A Preferred Stock that are not eligible for immediate resale without restriction pursuant to the registration exemption afforded by Rule 144 at the time they are issued shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates or other instruments):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN EXEMPTION FROM SUCH REGISTRATION EXISTS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

8.4 Reservation of Stock. The Corporation shall at all times when any Shares of Series A Preferred Stock is outstanding reserve and keep available out of its authorized but unissued shares of capital stock, solely for the purpose of issuance upon the conversion of the Series A Preferred Stock, such number of shares of Common Stock issuable upon the conversion of all outstanding Series A Preferred Stock pursuant to this Section 8, taking into account any adjustment to such number of shares so issuable in accordance with Section 8.7 hereof. The Corporation shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance). The Corporation shall not close its books against the transfer of any of its capital stock in any manner which would prevent the timely conversion of the Shares of Series A Preferred Stock.

8.5 No Charge or Payment; No Fractional Shares of Common Stock. The issuance of certificates for shares of Common Stock upon conversion of Shares of Series A Preferred Stock pursuant to Section 8.1 shall be made without payment of additional consideration by, or other charge, cost, or tax to, the holder in respect thereof. No fractional interest in a share of Common Stock shall be issued on redemption of any Shares of Series A Preferred Stock in accordance with Section 7 or conversion of any Shares of Series A Preferred Stock in accordance with Section 8. In lieu of delivering fractional shares, the Corporation shall pay in cash an amount equal to the product of (i) such fractional share that would otherwise be issuable multiplied by (ii) the Fair Market Value of a share of Common Stock.

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8.6 Termination of Conversion Rights. In the event of a Series A Redemption Notice relating to a redemption of any Shares of Series A Preferred Stock pursuant to Section 7, the conversion rights described herein of the Shares designated for redemption shall terminate at the close of business on the applicable Series A Conversion Election Date, unless the Series A Redemption Price is not fully paid on such redemption date, in which case the conversion rights for such Shares shall continue until such price is paid in full.

8.7 Adjustments to Conversion Price.

(a) Adjustment to Conversion Price upon Dividend, Subdivision, or Combination of Common Stock. If the Corporation shall, at any time or from time to time after the Date of Issuance, (i) pay a dividend or make any other distribution upon the Common Stock or any other capital stock of the Corporation payable in shares of Common Stock or in Options or Convertible Securities, or (ii) subdivide (by any stock split, recapitalization, or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to any such dividend, distribution, or subdivision shall be proportionately reduced. If the Corporation at any time combines (by combination, reverse stock split, or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased. Any adjustment under this Section 8.7(a) shall become effective at the close of business on the date the dividend, subdivision, or combination becomes effective.

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(b) Adjustment to Conversion Price and Conversion Shares upon Reorganization, Reclassification, Consolidation, or Merger. In the event of any (i) capital reorganization of the Corporation, (ii) reclassification of the stock of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), (iii) consolidation or merger of the Corporation with or into another Person, (iv) sale of all or substantially all of the Corporation’s assets to another Person or (v) other similar transaction (other than any such transaction covered by Section 8.7(a)), in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities, or assets with respect to or in exchange for Common Stock, each Share of Series A Preferred Stock shall, immediately after such reorganization, reclassification, consolidation, merger, sale, or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Conversion Shares then convertible for such Share, be exercisable for the kind and number of shares of stock or other securities or assets of the Corporation or of the successor Person resulting from such transaction to which such Share would have been entitled upon such reorganization, reclassification, consolidation, merger, sale, or similar transaction if the Share had been converted in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale, or similar transaction and acquired the applicable number of Conversion Shares then issuable hereunder as a result of such conversion (without taking into account any limitations or restrictions on the convertibility of such Share, if any); and, in such case, appropriate adjustment shall be made with respect to such holder’s rights under this Certificate of Designation to insure that the provisions of this Section 8 hereof shall thereafter be applicable, as nearly as possible, to the Series A Preferred Stock in relation to any shares of stock, securities, or assets thereafter acquirable upon conversion of Series A Preferred Stock (including, in the case of any consolidation, merger, sale, or similar transaction in which the successor or purchasing Person is other than the Corporation, an immediate adjustment in the Conversion Price to the value per share for the Common Stock reflected by the terms of such consolidation, merger, sale, or similar transaction, and a corresponding immediate adjustment to the number of Conversion Shares acquirable upon conversion of the Series A Preferred Stock without regard to any limitations or restrictions on conversion, if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation, merger, sale, or similar transaction). The provisions of this Section 8.7(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, or similar transactions. The Corporation shall not effect any such reorganization, reclassification, consolidation, merger, sale, or similar transaction unless, prior to the consummation thereof, the successor Person (if other than the Corporation) resulting from such reorganization, reclassification, consolidation, merger, sale, or similar transaction, shall assume, by written instrument substantially similar in form and substance to this Certificate of Designation, the obligation to deliver to the holders of Series A Preferred Stock such shares of stock, securities, or assets which, in accordance with the foregoing provisions, such holders shall be entitled to receive upon conversion of the Series A Preferred Stock. Notwithstanding anything to the contrary contained herein, with respect to any corporate event or other transaction contemplated by the provisions of this Section 8.7(b), each holder of Shares of Series A Preferred Stock shall have the right to elect prior to the consummation of such event or transaction, to give effect to the provisions of Section Error! Reference source not found. (if applicable to such event or transaction), Section 7.1 or Section 8 hereunder, instead of giving effect to the provisions contained in this Section 8.7(b) with respect to such holder’s Series A Preferred Stock.

(c) Certain Events. If any event of the type contemplated by the provisions of this Section 8.5 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights, or other rights with equity features) occurs, then the Board shall make an appropriate adjustment in the Conversion Price and the number of Conversion Shares issuable upon conversion of Shares of Series A Preferred Stock so as to protect the rights of the holder of such Shares in a manner consistent with the provisions of this Section 8; provided, that no such adjustment pursuant to this Section 8.5 shall increase the Conversion Price or decrease the number of Conversion Shares issuable as otherwise determined pursuant to this Section 8.

(d) Certificate as to Adjustment.

(i) As promptly as reasonably practicable following any adjustment of the Conversion Price, but in any event not later than ten (10) Business Days thereafter, the Corporation shall furnish to each holder of record of Series A Preferred Stock at the address specified for such holder in the books and records of the Corporation (or at such other address as may be provided to the Corporation in writing by such holder) a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.

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(ii) As promptly as reasonably practicable following the receipt by the Corporation of a written request by any holder of Series A Preferred Stock, but in any event not later than ten (10) Business Days thereafter, the Corporation shall furnish to such holder a certificate of an executive officer certifying the Conversion Price then in effect and the number of Conversion Shares or the amount, if any, of other shares of stock, securities, or assets then issuable to such holder upon conversion of the Shares of Series A Preferred Stock held by such holder.

(e) Notices. In the event:

(i) that the Corporation shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon conversion of the Series A Preferred Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution, to vote at a meeting (or by written consent), to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; or

(ii) of any capital reorganization of the Corporation, any reclassification of the Common Stock of the Corporation, any consolidation or merger of the Corporation with or into another Person, or sale of all or substantially all of the Corporation’s assets to another Person; or

(iii) of the voluntary or involuntary dissolution, liquidation, or winding-up of the Corporation;

then, and in each such case, the Corporation shall send or cause to be sent to each holder of record of Series A Preferred Stock at the address specified for such holder in the books and records of the Corporation (or at such other address as may be provided to the Corporation in writing by such holder) at least five (5) Business Days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, meeting or consent, or other right or action, and a description of such dividend, distribution, or other right or action to be taken at such meeting or by written consent, or (B) the effective date on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Corporation shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon conversion of the Series A Preferred Stock) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, and the amount per share and character of such exchange applicable to the Series A Preferred Stock and the Conversion Shares.

9. Reissuance of Series A Preferred Stock. Any Shares of Series A Preferred Stock redeemed, converted, or otherwise acquired by the Corporation or any Subsidiary shall be cancelled and retired as authorized and issued shares of capital stock of the Corporation and no such Shares shall thereafter be reissued, sold, or transferred.

10. Notices. Except as otherwise provided herein, all notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent (a) to the Corporation, at its principal executive offices and (b) to any stockholder, at such holder’s address at it appears in the stock records of the Corporation (or at such other address for a stockholder as shall be specified in a notice given in accordance with this Section 10).

11. Amendment and Waiver. No provision of this Certificate of Designation may be amended, modified, or waived except by an instrument in writing executed by the Corporation and a Supermajority Interest, and any such written amendment, modification, or waiver will be binding upon the Corporation and each holder of Series A Preferred Stock; provided, that no such action shall change or waive (a) the definition of Liquidation Value or Conversion Price, or (b) this Section 11, without the prior written consent of each holder of outstanding Shares of Series A Preferred Stock.

[signature page follows]

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IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation by its Chief Executive Officer this ________ day of _____________, 2020.

DOCUMENT SECURITY SYSTEMS, INC.

By:
[NAME]
[TITLE]

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Appendix C

VIRTUAL MEETING BYLAW AMENDMENT